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                                                                EXHIBIT 10(j)

                              AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT

                  This AMENDED AND RESTATED EMPLOYMENT AGREEMENT ("Agreement"), dated as of June 30, 1997, by and between Cleveland-Cliffs Inc, an Ohio corporation ("Cleveland-Cliffs"), and Thomas J. O'Neil, Social Security Number ___ , who is presently Executive Vice President - Operations of Cleveland-Cliffs (the "Executive"), amends and restates the Employment Agreement, dated as of September 10, 1996, between Cleveland-Cliffs and the Executive;

                                   WITNESSETH:

                  WHEREAS, the Executive is a senior executive of Cleveland-Cliffs and has made and is expected to continue to make major contributions to the profitability, growth and financial strength of Cleveland-Cliffs;

                  WHEREAS, Cleveland-Cliffs recognizes that, as is the case for most publicly held companies, the possibility of a Change of Control (as that term is hereafter defined) exists;

                  WHEREAS, Cleveland-Cliffs desires to assure itself of both present and future continuity of management in the event of a Change of Control and desires to establish certain minimum compensation rights of its senior executives, including the Executive, applicable in the event of a Change of Control;

                  WHEREAS, Cleveland-Cliffs wishes to ensure that its senior executives are not practically disabled from discharging their duties upon a Change of Control; and

                  WHEREAS, this Agreement is not intended to alter materially the compensation and benefits which the Executive could reasonably expect to receive from Cleveland-Cliffs absent a Change of Control and, accordingly, although effective and binding as of the date hereof, this Agreement shall become operative only upon the occurrence of a Change of Control;

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration including the Release provided for in Section 12 hereof, the receipt of which is hereby acknowledged, Cleveland-Cliffs and the Executive agree as follows:

                   1. OPERATION OF AGREEMENT; CERTAIN DEFINITIONS:

                  (a) This Agreement is a continuation of the employment agreement originally effective as of September 10, 1996 (the "Effective Date"), but, anything in this Agreement to the contrary notwithstanding, this Agreement shall not become operative unless and until there shall have occurred a Change of Control. For



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purposes of this Agreement, a "Change of Control" shall have occurred if at any time during the Term (as that term is hereafter defined) any of the following events shall occur:

                  (i) Cleveland-Cliffs shall merge into itself, or be merged or consolidated with, another corporation and as a result of such merger or consolidation less than 70% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of Cleveland-Cliffs as the same shall have existed immediately prior to such merger or consolidation;

                  (ii) Cleveland-Cliffs shall sell or otherwise transfer all or substantially all of its assets to any other corporation or other legal person, and immediately after such sale or transfer less than 70% of the combined voting power of the outstanding voting securities of such corporation or person is held in the aggregate by the former shareholders of Cleveland-Cliffs as the same shall have existed immediately prior to such sale or transfer;

                  (iii) A person, within the meaning of Section 3(a)(9) or of
         Section 13(d) (3) (as in effect on the date hereof) of the Securities Exchange Act of 1934, shall become the beneficial owner (as defined in Rule 13d-3 of the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934) of 30% or more of the outstanding voting securities of Cleveland-Cliffs (whether directly or indirectly); or

                  (iv) During any period of three consecutive years, individuals who at the beginning of any such period constitute the Board of Directors of Cleveland-Cliffs cease, for any reason, to constitute at least a majority thereof, unless the election, or the nomination for election by the shareholders of Cleveland-Cliffs, of each Director first elected during any such period was approved by a vote of at least one-third of the Directors of Cleveland-Cliffs who are Directors of Cleveland-Cliffs on the date of the beginning of any such period.

                  (b) Upon the occurrence of a Change of Control at any time during the Term, this Agreement shall become immediately operative.

                  (c) The period during which this Agreement shall be in effect (the "Term") shall commence as of the Effective Date hereof and shall expire as of the later of (i) the close of business on February 1, 2000 and (ii) the expiration of the Period of Employment (as that term is hereafter defined); provided, however, that (A) this Agreement may be continued in full force and effect for an additional period or periods of one (1) year if Cleveland-Cliffs and the Executive mutually agree to such extension or extensions, (B) this Agreement shall automatically renew for an additional period or periods of one
(1) year if the end of the



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                                                                               3

Term occurs during the period of any discussions with any party that might ultimately result in the occurrence of a Change of Control, and (C) subject to
Section 14 hereof, if, prior to a Change of Control, the Executive ceases for any reason to be an officer of Cleveland-Cliffs, thereupon the Term shall be deemed to have expired and this Agreement shall immediately terminate and be of no further effect.

                  (d) The term "Industry Service" shall mean professionally related service, prior to his employment by Cleveland-Cliffs or its subsidiaries and affiliates, by the Executive as an employee within the iron and steel industry or an industry to which such Executive's position with Cleveland-Cliffs relates. The Executive shall be given credit for one year of Industry Service for every two years of service with Cleveland-Cliffs, as designated in writing by, or in minutes of the actions of, the Compensation and Organization Committee of the Board of Directors of Cleveland-Cliffs, and such years of credited Industry Service shall be defined as "Credited Years of Industry Service."

                  2. EMPLOYMENT; PERIOD OF EMPLOYMENT: (a) Subject to the terms and conditions of this Agreement, upon the occurrence of a Change of Control, Cleveland-Cliffs shall continue the Executive in its employ and the Executive shall remain in the employ of Cleveland-Cliffs for the period set forth in
Section 2(b) hereof (the "Period of Employment"), in the position and with substantially the same duties and responsibilities that he had immediately prior to the Change of Control, or to which Cleveland-Cliffs and the Executive may hereafter mutually agree in writing. Throughout the Period of Employment, the Executive shall devote substantially all of his time during normal business hours (subject to vacations, sick leave and other absences in accordance with the policies of Cleveland-Cliffs as in effect for senior executives immediately prior to the Change of Control) to the business and affairs of Cleveland-Cliffs, but nothing in this Agreement shall preclude the Executive from devoting reasonable periods of time during normal business hours to (i) serving as a director, trustee or member of or participant in any organization or business so long as such activity would not constitute Competitive Activity (as described in Section 11 hereof), (ii) engaging in charitable and community activities, or
(iii) managing his personal investments. The business, assets, and properties of Cleveland-Cliffs, as well as the support services and facilities available to the Executive, shall not differ materially from those of Cleveland-Cliffs immediately prior to the date of the Change of Control.

                  (b) The Period of Employment shall commence on the date of the occurrence of a Change of Control and, subject only to the provisions of Section 4 hereof, shall continue until the earlier of (i) the expiration of the third anniversary of the occurrence of the Change of Control, or (ii) the Executive's death.


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                   3. COMPENSATION DURING PERIOD OF EMPLOYMENT: During the
Period of Employment the Executive shall receive and be entitled to the following:

                   (a) an annual base salary at a rate not less than the Executive's annual fixed or base compensation (payable monthly or otherwise as in effect for senior executives of Cleveland-Cliffs immediately prior to the occurrence of a Change of Control) or such higher rate as may be determined from time to time by the Board of Directors of Cleveland-Cliffs (the "Board") or the Organization and Compensation Committee thereof (the Committee") (which base salary at such rate is herein referred to as "Base Pay"), reduced by any disability benefits which the Executive receives under any Cleveland-Cliffs disability program;

                   (b) participation, consistent with past practices, in incentive compensation plans and arrangements of Cleveland-Cliffs in effect as of the date of the Change of Control, as the same may subsequently be modified, supplemented or replaced, including, without limitation, the Incentive Bonus Plan and the 1992 Incentive Equity Plan (including the Long-Term Performance Share Program), without material reduction in the reward opportunities available to the Executive, and without reduction in the target bonus and target award percentages applicable to the Executive immediately prior to the occurrence of a Change of Control (with annual amounts and opportunities awarded pursuant to such plans, programs and arrangements collectively referred to as "Incentive Pay");

                   (c) participation in the Cleveland-Cliffs Inc Supplemental Retirement Benefit Plan (As Amended and Restated as of January 1, 1997) ("Supplemental Retirement Plan" or "SRP"), as the same hereafter may be amended prior to a Change of Control, and modified as provided in Section 6 hereof; and

                   (d) participation, consistent with past practices, in all other employee benefit plans and practices of Cleveland-Cliffs in effect as of the date of the Change of Control (including, without limitation, medical, dental, hospitalization, health and welfare plans, life, long-term disability and accident insurance programs, employee savings and investment plans, stock ownership plans and retirement plans and supplemental arrangements), as the same may be modified, supplemented or replaced without material reduction in total value of the benefits to Executive (collectively, "Employee Benefits").

                   4. TERMINATION FOLLOWING A CHANGE OF CONTROL: (a) In the event of the occurrence of a Change of Control, the Executive's employment may be terminated by Cleveland-Cliffs during the Period of Employment and the Executive shall be entitled to the benefits provided by Section 5 unless such termination is the result of the occurrence of one or more of the following events:

                         (i)        The Executive's death; or


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                        (ii) The Executive's employment is terminated for
                  Cause.

For purposes of this Agreement, "Cause" shall mean that, prior to any termination pursuant to Section 4(b), the Executive shall have committed any act that is materially inimical to the best interests of Cleveland-Cliffs and that constitutes common law fraud, a felony, or other gross malfeasance of duty. The Executive shall not be deemed to have been terminated for "Cause" hereunder unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the Board then in office at a meeting of the Board called and held for such purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with his counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive committed an act set forth in this Section 4(a) and specifying the particulars thereof in detail. Nothing herein shall limit the right of the Executive or his beneficiaries to contest the validity or propriety of any such determination.

                  (b) During the Period of Employment the Executive shall be entitled to the benefits as provided in Section 5 hereof upon the occurrence of one or more of the following events:

                  (i) The Executive's "Disability", shall be deemed to have occurred six (6) months after the Executive shall have become totally and permanently disabled by bodily or mental injury or disease so as to be prevented thereby from engaging in any executive employment or occupation for remuneration or profit, as determined and certified to Cleveland-Cliffs and the Executive by The Cleveland Clinic (or if it is unwilling or unable to act, by one or more physicians designated for such purpose by the Cleveland Academy of Medicine or its successor organization); or

                  (ii) Termination by the Executive of his employment with Cleveland-Cliffs upon the occurrence of any of the following events:

                           (A) The failure to elect, reelect or otherwise to
                  maintain the Executive in the office or position, or a substantially equivalent office or position, of or with Cleveland-Cliffs which the Executive held immediately prior to a Change of Control, or the removal of, or failure to reelect, the Executive as a Director of Cleveland-Cliffs (or any successor thereto), if the Executive shall have been a Director of Cleveland-Cliffs immediately prior to the Change of Control;

                           (B) (I) A significant adverse change in the nature or
                  scope of the authorities, powers, functions, responsibilities or duties attached to the position with Cleveland-Cliffs which the Executive held immediately prior to the Change of Control, (II) a reduction in the



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                  aggregate of the Executive's Base Pay and Incentive Pay
                  received from Cleveland-Cliffs, or a reduction in the Executive's opportunities for Incentive Pay (including, but not limited to, a reduction in target bonus percentage or target award opportunity (whether measured by number of performance shares or management objectives)) provided by Cleveland-Cliffs, or (III) a reduction or termination of any benefits described in Section 3(c) or (d) hereof to which the Executive was entitled immediately prior to the Change of Control, any of which is not remedied by Cleveland-Cliffs within 10 calendar days after receipt by Cleveland-Cliffs of written notice from the Executive of such change, reduction or termination, as the case may be;

                           (C) A determination by the Executive (which
                  determination will be conclusive and binding upon the parties hereto provided it has been made in good faith and in all events will be presumed to have been made in good faith unless otherwise shown by Cleveland-Cliffs by clear and convincing evidence) that a change in circumstances has occurred following a Change of Control, including, without limitation, a change in the scope of the business or other activities for which the Executive was responsible immediately prior to the Change of Control, which has rendered the Executive substantially unable to carry out, has substantially hindered the Executive's performance of, or has caused the Executive to suffer a substantial reduction in, any of the authorities, powers, functions, responsibilities or duties attached to the position held by the Executive immediately prior to the Change of Control, which situation is not remedied by Cleveland-Cliffs within ten calendar days after written notice to Cleveland-Cliffs from the Executive of such determination;

                           (D) The liquidation, dissolution, merger,
                  consolidation or reorganization of Cleveland-Cliffs or the transfer of all or a significant portion of its business and/or assets, unless the successor or successors (by liquidation, merger, consolidation, reorganization or otherwise) to which all or a significant portion of its business and/or assets have been transferred (directly or by operation of law) shall have assumed all duties and obligations of Cleveland-Cliffs under this Agreement pursuant to Section 16 hereof;

                           (E) The relocation of Cleveland-Cliffs' principal
                  executive offices, or a requirement that the Executive change his principal location of work to any location which is in excess of 25 miles from the location thereof immediately prior to the Change of Control, or a requirement that the Executive travel away from his office in the course of discharging his


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                  responsibilities or duties hereunder at least 20% more (in terms of aggregate days in any calendar year or in any calendar quarter when annualized for purposes of comparison to any prior year) than was required of him prior to the Change of Control without, in any case described above, the prior written consent of the Executive; or

                           (F) Without limiting the generality or effect of the
                  foregoing, any material breach of this Agreement by Cleveland-Cliffs or any successor thereto.

                  (c) A termination by Cleveland-Cliffs pursuant to Section 4(a) hereof other than for Cause or by the Executive pursuant to Section 4(b) hereof shall not affect any rights which the Executive may have pursuant to any agreement, policy, plan, program or arrangement of Cleveland-Cliffs, which rights shall be governed by the terms thereof, subject, however, to the modifications in Section 6 hereof. If this Agreement or the employment of the Executive is terminated under circumstances in which the Executive is not entitled to any payments under Sections 3 or 5 hereof, the Executive shall have no further obligation or liability to Cleveland-Cliffs hereunder with respect to his prior or any future employment by Cleveland-Cliffs.

                  5. SEVERANCE COMPENSATION: If Cleveland-Cliffs shall terminate the Executive's employment during the Period of Employment, other than pursuant to Cause under Section 4(a) hereof, or if the Executive shall terminate his employment pursuant to Section 4(b) hereof, then in lieu of any further payments to the Executive for periods subsequent to the date of the Executive's termination of employment (the "Termination Date"), the date of which shall be the date of termination or such other date that may be specified by the Executive if the termination is pursuant to Section 4(b) hereof, Cleveland-Cliffs shall provide Severance Compensation to the Executive as described below:

                   (a) SEVERANCE PAY. Within five business days after the Termination Date:

                  (i) Cleveland-Cliffs shall pay to the Executive a lump sum payment (the "Severance Payment") in an amount equal to the present value (using a discount rate prescribed for purposes of valuation computations under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") or any successor provision thereto, or if no such rate is so prescribed, a rate equal to the then "applicable interest rate" under Section 417(e)(3)(A)(ii)(II) of the Code for the month in which the Termination Date occurs (the "Discount Rate")) of

                           (A) the amount of Base Pay that would have been paid
                  to the Executive pursuant to Section 3(a) for the greater of (I) one year or (II) the duration of the


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                  Period of Employment, in each case if the termination had not taken place (at the rate in effect immediately prior to the Change of Control or prior to the Termination Date, whichever is higher) and, if the Termination is on account of the Executive's Disability, reduced by the amount of disability benefits that would have been paid to the Executive for the duration of the Period of Employment if the termination had not taken place; plus

                           (B) the amount of Average Incentive Pay (as that term
                  is hereinafter defined) that would have been paid to the Executive pursuant to Section 3(b) for the greater of (I) one year or (II) the duration of the Period of Employment if the termination had not taken place.

                  For purposes of this Agreement, Average Incentive Pay for any 12 month period shall mean an amount which is the greater of
                  (III) the average amount of Incentive Pay (as defined in Section 3(b) hereof) awarded to the Executive for the three calendar years immediately prior to the Termination Date, or
                  (IV) the amount of the most recent award of Incentive Pay.

                  (ii) Cleveland-Cliffs shall pay to the Executive a lump sum payment (the "SRP Payment") in an amount equal to the sum of the future pension benefits (converted to a lump sum of actuarial equivalence) which the Executive would have been entitled to receive at or after the end of the Period of Employment under the SRP, as the same may be further amended prior to a Change of Control and as modified by Section 6 hereof (assuming Base Salary at the rate in effect immediately prior to the occurrence of Change of Control and Incentive Pay equivalent to the amount of Average Incentive Pay), if the Executive had remained in the full-time employment of Cleveland-Cliffs until the end of the Period of Employment.

         The calculation of the SRP Payment and its actuarial equivalence shall be made as of the date the Executive is terminated. The lump sum of actuarial equivalence shall be calculated as of the end of the Period of Employment using the assumptions and factors used in the SRP, and such sums shall be discounted to the date of payment using the Discount Rate.

         Payment of the SRP Payment by Cleveland-Cliffs shall be deemed to be a satisfaction of all obligations of Cleveland-Cliffs to the Executive under the SRP.

                   (b) EMPLOYEE BENEFITS. For the greater of (i) one year or
(ii) the duration of the Period of Employment, Cleveland-Cliffs shall arrange to provide the Executive with Employee Benefits substantially similar to those which the Executive was receiving



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or entitled to receive immediately prior to the Termination Date as described in
Section 3(d) (and if and to the extent that such benefits shall not or cannot be paid or provided under any policy, plan, program or arrangement of Cleveland-Cliffs solely due to the fact that the Executive is no longer an officer or employee of Cleveland-Cliffs, then Cleveland-Cliffs shall itself pay or provide for the payment to the Executive, his dependents and beneficiaries, such Employee Benefits). Without otherwise limiting the purposes or effect of this Section 5(b), Employee Benefits payable to the Executive pursuant to this
Section 5(b) by reason of any "welfare benefit plan" of Cleveland-Cliffs (as the term "welfare benefit plan" is defined in Section 3(1) of the Employee
Retirement Income Security Act of 1974, as amended ("ERISA")) shall be reduced to the extent comparable welfare benefits are actually received by the Executive from another employer during the period beginning upon the occurrence of the Termination Date and ending upon the last day during which Cleveland-Cliffs is required to provide such Employee Benefits pursuant to the first sentence of this Section 5(b).

                  (c) STOCK OPTIONS, RESTRICTED STOCK AND PERFORMANCE SHARES. Upon the Termination Date, (i) all Stock Options granted to the Executive pursuant to the 1992 Incentive Equity Plan, or any successor plan or similar plan, shall be vested, (ii) the restrictions on any restricted stock awarded to the Executive under the 1992 Incentive Equity Plan, or any successor plan or similar plan, shall be released, and (iii) all Performance Share Awards under the Long-Term Performance Share Program under the 1992 Incentive Equity Plan for which the measurement period has not yet expired shall be earned assuming management objectives have been met at the target level.

                  (d) METHOD OF PAYMENT. Upon written notice given by the Executive to Cleveland-Cliffs prior to the occurrence of a Change of Control, the Executive, at his sole option, without adjustment to reflect the present value of such amounts as aforesaid, may elect to have all or any of the Severance Payment described in Section 5(a) hereof paid to him on a quarterly or monthly basis during the time remaining until the expiration of the third anniversary of the Change of Control.

                  (e) OUTPLACEMENT COUNSELING. Cleveland-Cliffs shall reimburse the Executive for reasonable expenses incurred for outplacement counseling (i) which are pre-approved by the Chief Human Resources Officer of Cleveland-Cliffs,
(ii) which do not exceed 15% of the Executive's annual Base Pay, and (iii) which are incurred by the Executive within six months following the Termination Date.

                  (f) SET-OFF AND COUNTERCLAIM. There shall be no right of set-off or counterclaim in respect of any claim, debt or obligation against any payment to or benefit for the Executive provided for in this Agreement.


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                  (g) INTEREST. Without limiting the rights of the Executive at law or in equity, if Cleveland-Cliffs fails to make any payment required to be made hereunder on a timely basis, Cleveland-Cliffs shall pay interest on the amount thereof at an annualized rate of interest equal to the then-applicable Discount Rate.

                  (h) CALCULATION. The calculation of all payments of compensation and other benefits to be provided to Executive under this Agreement (other than payments pursuant to Section 8 hereof) shall be made by Hewitt Associates ("Hewitt"), or such other actuarial firm selected by Cleveland-Cliffs' independent accountants and satisfactory to Executive. Cleveland-Cliffs shall provide to such actuarial firm all information requested by such actuarial firm as necessary for or helpful to it to make the calculations hereunder.

                  6. SUPPLEMENTAL RETIREMENT PLAN. Cleveland-Cliffs hereby waives the discretionary right, at any time subsequent to the date of a Change of Control, to amend or terminate the SRP as to Executive as provided in paragraph 8 thereof or to terminate the rights of Executive or his beneficiary under the SRP in the event Executive engages in a competitive business as provided in any plan or arrangement between Cleveland-Cliffs and the Executive or applicable to the Executive, including but not limited to, the provisions of paragraph 4 of the SRP, or any similar provisions of any such plan or arrangement or other plan or arrangement supplementing or superseding the same. This Section 6 shall constitute a "Supplemental Agreement" as defined in Paragraph 1.J of the SRP. If Cleveland-Cliffs shall terminate the Executive's employment during the Period of Employment, other than for Cause pursuant to
Section 4(a) hereof, or if the Executive shall terminate his employment pursuant to Section 4(b) hereof, or if, following the end of the Period of Employment, the Executive's employment is terminated for any reason, for the purposes of computing the Executive's period of continuous service and of calculating and paying his benefit under the SRP:

                  (a) The Executive shall be credited with years of continuous service at the time of his termination of employment with Cleveland-Cliffs (by death or otherwise) equal to the greater of (i) the number of his actual years of continuous service or (ii) the number of years of continuous service he would have had if he had continued his employment with Cleveland-Cliffs until the expiration of the third anniversary of the Change of Control, and had he attained the greater of (iii) his actual chronological age or (iv) his chronological age at the expiration of the third anniversary of the Change of Control. In addition, the Executive shall be eligible for a 30-year pension benefit based upon his years of continuous service as computed under the preceding sentence. The Executive shall be eligible to commence the 30-year pension benefit on the earlier of (v) the date upon which the Executive would have otherwise reached 30 years of continuous service with Cleveland-Cliffs but for his termination of employment after the Change of Control, or (vi) the date upon


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which the sum of the Executive's years of continuous service (as computed in the first sentence of this subparagraph (a)) and the Executive's Credited Years of Industry Service (as defined in Section 1(d) hereof) is equal to 30 years; and

                   (b) The Executive shall be a "Participant" in the SRP, notwithstanding any limitations therein.

A copy of the SRP is attached to this Agreement as Exhibit A. The SRP is incorporated in all respects herein; provided, however, that the terms of this Agreement shall take precedence to the extent they are contrary to provisions contained in the SRP.

                   7. WELFARE BENEFIT CONTINUATION FOLLOWING TERMINATION AFTER PERIOD OF EMPLOYMENT. Following the later of the end of the Period of Employment, or Executive's termination of employment with Cleveland-Cliffs, Cleveland-Cliffs shall:

                  (a) Provide medical, hospital, surgical and prescription drug coverage, equivalent to that furnished on February 1, 1992 to officers who retire after January 1, 1990 by Cleveland-Cliffs, to the Executive and his spouse for their lifetimes, and to eligible dependents of the Executive for their periods of eligibility, through insurance or otherwise;

                  (b) Provide life insurance on the Executive, equivalent to that furnished on February 1, 1992 to officers who retire after January 1, 1990 by Cleveland-Cliffs, to the Executive for his lifetime; and

                  (c) Without otherwise limiting the purposes or effect of this
Section 7 hereof, welfare benefits payable to the Executive or his spouse or dependents pursuant to this Section 7 shall be reduced to the extent comparable welfare benefits are payable pursuant to Section 5(b) hereof or are actually received by the Executive or his spouse or dependents from another employer.

                  8. CERTAIN ADDITIONAL PAYMENTS BY CLEVELAND-CLIFFS. (a) Anything in this Agreement to the contrary notwithstanding, in the event that this Agreement shall become operative and it shall be determined (as hereafter provided) that any payment or distribution by Cleveland-Cliffs to or for the benefit of the Executive, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise pursuant to or by reason of any other agreement, policy, plan, program or arrangement, including without limitation any stock option, stock appreciation right or similar right, or the lapse or termination of any restriction on or the vesting or exercisability of any of the foregoing (a "Payment"), would be subject to the excise tax imposed by Section 4999 of the Code by reason of being considered "contingent on a change in ownership or control" of the Corporation, within the meaning of Section 280G of the Code (or any successor provision thereto) or to any similar tax imposed by state or local law, or any interest or penalties with respect to

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such tax (such tax or taxes, together with any such interest and penalties, being hereafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment or payments (collectively, a "Gross-Up Payment"); PROVIDED, HOWEVER, that no Gross-up Payment shall be made with respect to the Excise Tax, if any, attributable to
(i) any incentive stock option, as defined by Section 422 of the Code ("ISO") granted prior to the execution of this Agreement, or (ii) any stock appreciation or similar right, whether or not limited, granted in tandem with any ISO described in clause (i). The Gross-Up Payment shall be in an amount such that, after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payment.

                  (b) Subject to the provisions of Subsection (f) of this Section, all determinations required to be made under this Section, including whether an Excise Tax is payable by the Executive and the amount of such Excise Tax and whether a Gross-Up Payment is required to be paid by Cleveland-Cliffs to the Executive and the amount of such Gross-Up Payment, if any, shall be made by a nationally recognized accounting firm (the "Accounting Firm") selected by the Executive in his sole discretion. The Executive shall direct the Accounting Firm to submit its determination and detailed supporting calculations to both Cleveland-Cliffs and the Executive within 30 calendar days after the Termination Date, if applicable, and any such other time or times as may be requested by Cleveland-Cliffs or the Executive. If the Accounting Firm determines that any Excise Tax is payable by the Executive, Cleveland-Cliffs shall pay the required Gross-Up Payment to the Executive within five business days after receipt of such determination and calculations with respect to any Payment to the Executive. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall, at the same time as it makes such determination, furnish Cleveland-Cliffs and the Executive an opinion that the Executive has substantial authority not to report any Excise Tax on his federal, state or local income or other tax return. As a result of the uncertainty in the application of Section 4999 of the Code (or any successor provision thereto) and the possibility of similar uncertainty regarding applicable state or local tax law at the time of any determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by Cleveland-Cliffs should have been made (an "Underpayment"), consistent with the calculations required to be made hereunder. In the event that Cleveland-Cliffs exhausts or fails to pursue its remedies pursuant to Subsection (f) of this Section and the Executive thereafter is required to make a payment of any Excise Tax, the Executive shall direct the Accounting Firm to determine the amount of the Underpayment that has occurred and to submit its determination and detailed supporting calculations to both Cleveland-Cliffs and the Executive as promptly as possible. Any such Underpayment shall be promptly paid by Cleveland-Cliffs to, or for the benefit of, the

Executive within five business days after receipt of such determination and calculations.

                  (c) Cleveland-Cliffs and the Executive shall each provide the Accounting Firm access to and copies of any books, records and documents in the possession of Cleveland-Cliffs or the Executive, as the case may be, reasonably requested by the Accounting Firm, and otherwise cooperate with the Accounting Firm in connection with the preparation and issuance of the determinations and calculations contemplated by Subsection (b) of this Section. Any determination by the Accounting Firm as to the amount of the Gross-Up Payment shall be binding upon Cleveland-Cliffs and the Executive.

                  (d) The federal, state and local income or other tax returns filed by the Executive shall be prepared and filed on a consistent basis with the determination of the Accounting Firm with respect to the Excise Tax payable by the Executive. The Executive shall make proper payment of the amount of any Excise Payment, and at the request of Cleveland-Cliffs, provide to Cleveland-Cliffs true and correct copies (with any amendments) of his federal income tax return as filed with the Internal Revenue Service and corresponding state and local tax returns, if relevant, as filed with the applicable taxing authority, and such other documents reasonably requested by Cleveland-Cliffs, evidencing such payment. If prior to the filing of the Executive's federal income tax return, or corresponding state or local tax return, if relevant, the Accounting Firm determines that the amount of the Gross-Up Payment should be reduced, the Executive shall within five business days pay to Cleveland-Cliffs the amount of such reduction.

                  (e) The fees and expenses of the Accounting Firm for its services in connection with the determinations and calculations contemplated by Subsection (b) of this Section shall be borne by Cleveland-Cliffs. If such fees and expenses are initially paid by the Executive, Cleveland-Cliffs shall reimburse the Executive the full amount of such fees and expenses within five business days after receipt from the Executive of a statement therefor and reasonable evidence of his payment thereof.

                  (f) The Executive shall notify Cleveland-Cliffs in writing of any claim by the Internal Revenue Service or any other taxing authority that, if successful, would require the payment by Cleveland-Cliffs of a Gross-Up Payment. Such notification shall be given as promptly as practicable but no later than 10 business days after the Executive actually receives notice of such claim and the Executive shall further apprise Cleveland-Cliffs of the nature of such claim and the date on which such claim is requested to be paid (in each case, to the extent known by the Executive). The Executive shall not pay such claim prior to the earlier of (i) the expiration of the 30-calendar-day period following the date on which he gives such notice to Cleveland-Cliffs and (ii) the date that any payment of amount with respect to such claim is due. If Cleveland-Cliffs notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                      (i) provide Cleveland-Cliffs with any written records or documents in his possession relating to such claim reasonably requested by Cleveland-Cliffs;

                      (ii) take such action in connection with contesting such
                  claim as Cleveland-Cliffs shall reasonably request in writing from time to time, including without limitation accepting legal representation with respect to such claim by an attorney competent in respect of the subject matter and reasonably selected by Cleveland-Cliffs;

                     (iii) cooperate with Cleveland-Cliffs in good faith in order effectively to contest such claim; and

                      (iv) permit Cleveland-Cliffs to participate in any proceedings relating to such claim;

         PROVIDED, HOWEVER, that Cleveland-Cliffs shall bear and pay directly all costs and expenses (including interest and penalties) incurred in connection with such contest and shall indemnify and hold harmless the Executive, on an after-tax basis, for and against any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limiting the foregoing provisions of this Subsection, Cleveland-Cliffs shall control all proceedings taken in connection with the contest of any claim contemplated by this Subsection and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim (provided, however, that the Executive may participate therein at his own cost and expense) and may, at its option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as Cleveland-Cliffs shall determine; PROVIDED, HOWEVER, that if Cleveland-Cliffs directs the Executive to pay the tax claimed and sue for a refund, Cleveland-Cliffs shall advance the amount of such payment to the Executive on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income or other tax, including interest or penalties with respect thereto, imposed with respect to such advance; and PROVIDED FURTHER, HOWEVER, that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which the contested amount is claimed to be due is limited solely to such contested amount. Furthermore, Cleveland-Cliffs's control of any such contested claim shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (g) If, after the receipt by the Executive of an amount advanced by Cleveland-Cliffs pursuant to Subsection (f) of this Section, the Executive receives any refund with respect to such claim, the Executive shall (subject to Cleveland-Cliffs's complying with the requirements of Subsection (f) of this Section) promptly pay to Cleveland-Cliffs the amount of such refund (together with any interest paid or credited thereon after any taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by Cleveland-Cliffs pursuant to Subsection (f) of this Section, a determination is made that the Executive shall not be entitled to any refund with respect to such claim and Cleveland-Cliffs does not notify the Executive in writing of its intent to contest such denial or refund prior to the expiration of 30 calendar days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of any such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid by Cleveland-Cliffs to the Executive pursuant to this Section.

                  9. NO MITIGATION OBLIGATION: Cleveland-Cliffs hereby acknowledges that it will be difficult, and may be impossible, for the Executive to find reasonably comparable employment following the Termination Date and that the non-competition covenant contained in Section 11 hereof will further limit the employment opportunities for the Executive. Accordingly, the parties hereto expressly agree that except as expressly provided in Sections 5(b) and 7 hereof, the Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor shall any profits, income, earnings or other benefits from any source whatsoever create any mitigation, offset, reduction or any other obligation on the part of the Executive hereunder or otherwise.

                  10. CONFIDENTIALITY: The Executive acknowledges that all trade secrets, customer lists, and other confidential business information are the exclusive property of Cleveland-Cliffs, and the Executive shall not at any time during the Term of this Agreement or at any time thereafter, directly or indirectly reveal or cause to be revealed to any person or entity the trade secrets, customer lists and other confidential business information obtained as a result of the Executive's employment or relationship with Cleveland-Cliffs.

                   11. COMPETITIVE ACTIVITY: For a period of twenty-four (24) months from and after any termination of employment following the occurrence of a Change of Control, the Executive shall not become an officer, director, joint venturer, employee, consultant, 5-percent or more shareholder (directly or indirectly), or promote or assist (financially or otherwise) any entity which competes in any business in which Cleveland-Cliffs or any of its affiliates are engaged as of the date-of the Change of Control. For this purpose, business is defined as the iron and steel industry. The provisions of this Section 11 shall, following a Change of Control, supersede and be in lieu of any similar provision in any other plan or agreement involving Cleveland-Cliffs and the Executive, whether now existing or hereinafter adopted or entered into, including, but not limited to, the SRP.

                  12. RELEASE: Payment of the Severance Compensation set forth in Section 5 hereof is conditioned upon the Executive executing and delivering a release (the "Release") satisfactory to Cleveland-Cliffs releasing Cleveland-Cliffs, its directors, employees and affiliates from any and all claims, demands, damages, actions and/or causes of action whatsoever, which the Executive may have had on account of the termination of his employment, including, but not limited to claims of discrimination, including on the basis of sex, race, age, national origin, religion, or handicapped status (with all applicable periods during which the Executive may revoke the Release or any provision thereof having expired), and any and all claims, demands and causes of action for retirement (other than under any "pension benefit plan" or under any "welfare benefit plan" of Cleveland-Cliffs (as the terms "pension benefit plan" and "welfare benefit plan" are defined in Section 3 of ERISA) other than the
SRP), severance or other termination pay, and because pursuant to Section 5(a) the Executive is entitled to lump sum payments of Incentive Pay and benefits under the SRP, under the SRP and any incentive compensation plans and arrangements of Cleveland-Cliffs described in Section 3(b). Such Release shall not, however, apply to the obligations of Cleveland-Cliffs arising under this Agreement, or rights of indemnification the Executive may have under the Regulations of Cleveland-Cliffs or by contract or by statute.

                  13. LEGAL FEES AND EXPENSES: (a) It is the intent of Cleveland-Cliffs that the Executive not be required to incur any expenses associated with the enforcement of his rights under this Agreement by litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Executive hereunder. Accordingly, if it should appear to the Executive that Cleveland-Cliffs has failed to comply with any of its obligations under this Agreement or in the event that Cleveland-Cliffs or any other person takes any action to declare this Agreement void or unenforceable, or institutes any litigation designed to deny, or to recover from, the Executive the benefits intended to be provided to the Executive hereunder, Cleveland-Cliffs irrevocably authorizes the Executive from time to time to retain counsel of his choice, at the expense of Cleveland-Cliffs as hereafter provided, to represent the Executive in connection with the initiation or defense of any such litigation or other legal action, whether by or against Cleveland-Cliffs or any Director, officer, stockholder or other person affiliated with Cleveland-Cliffs, in any jurisdiction. Notwithstanding any existing or prior attorney-client relationship between Cleveland-Cliffs and such counsel, Cleveland-Cliffs irrevocably consents to the Executive's entering into an attorney-client relationship with such counsel, and in that connection Cleveland-Cliffs and the Executive agree that a confidential relationship shall exist between the Executive and such counsel. Cleveland-Cliffs shall promptly pay or cause to be paid and shall be solely responsible for any and all attorneys' and related fees and expenses incurred by the Executive as a result of Cleveland-Cliffs' failure to perform this Agreement or any provision hereof or as a result of Cleveland-Cliffs or any person contesting the validity or enforceability of this Agreement or any provision hereof as aforesaid.

                  (b) To ensure that the provisions of this Agreement can be enforced by Executive, certain trust arrangements ("Trusts") have been established between KeyTrust Company of Ohio, N.A., as Trustee ("Trustee"), and Cleveland-Cliffs. Trust Agreement No. 1 (Amended and Restated Effective June 1,
1997) ("Trust Agreement No. 1") dated June 12, 1997, and Trust Agreement No. 2 (Amended and Restated Effective June 1, 1997) ("Trust Agreement No. 2") dated June 12, 1997, as amended and/or restated, between the Trustee and Cleveland-Cliffs, are attached as Exhibits B and C, respectively. A Trust Agreement No. 7 ("Trust Agreement No. 7") dated April 9, 1991, as amended, between the Trustee and Cleveland-Cliffs, is attached as Exhibit D. Each such Trust Agreement shall be considered a part of this Agreement and shall set forth the terms and conditions relating to payment under Trust Agreement No. 1 of compensation and other benefits pursuant to Sections 3, 5 and 8 and pension benefits pursuant to Sections 3, 5 and 6 owed by Cleveland-Cliffs, payment from Trust Agreement No. 7 of certain pension benefits pursuant to Sections 3, 5 and 6 owed by Cleveland-Cliffs, and payment from Trust Agreement No. 2 for attorneys' fees and related fees and expenses pursuant to Section 13(a) hereof owed by Cleveland-Cliffs. Executive shall make demand on Cleveland-Cliffs for any payments due Executive pursuant to Section 13(a) hereof prior to making demand therefor on the Trustee under Trust Agreement No. 2.

                  (c) Upon the earlier to occur of (i) a Change of a Control or
(ii) a declaration by the Board that a Change of Control is imminent, Cleveland-Cliffs shall promptly to the extent it has not previously done so, and in any event within five (5) business days:

                  (A) transfer to Trustee to be added to the principal of the Trust under Trust Agreement No. 1 a sum equal to (I) the present value on the date of the Change of Control (or on such fifth business day if the Board has declared a Change of Control to be imminent) of the payments to be made to Executive under the provisions of Sections 3, 5, 6 and 8 hereof, such present value to be computed using the assumptions set forth in Section 5(a) hereof and the computations provided for in
         Section 8 hereof less (II) the balance in the Executive's account provided for in Section 7(b) of Trust Agreement No. 1 as of the most recent completed valuation thereof, less (III) the balance in the Executive's account provided for in Section 7(b) of Trust Agreement
         No. 7 as of the most recent completed valuation thereof, as certified by the Trustee under each of Trust Agreement No. 1 and Trust Agreement No. 7; provided, however, that if the Trustee under Trust Agreement
         No. 1 and/or Trust Agreement No. 7, respectively, does not so certify by the end of the fourth (4th) business day after the earlier of such Change of Control or declaration, then the balance of such respective account shall be deemed to be zero. Any payments of compensation, pension or other benefits by the Trustee pursuant to Trust Agreement No. 1 or Trust Agreement No. 7 shall, to the extent thereof, discharge Cleveland-Cliffs' obligation to pay compensation, pension and other benefits hereunder, it being the intent of Cleveland-Cliffs that assets in such Trusts be held as security for Cleveland-Cliffs' obligation to pay compensation, pension and other benefits under this Agreement; and

                  (B) transfer to the Trustee to be added to the principal of the Trust under Trust Agreement No. 2 the sum of TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) less any principal in such Trust on such fifth business day. Any payments of Executive's attorneys' and related fees and expenses by the Trustee pursuant to Trust Agreement No. 2 shall, to the extent thereof, discharge Cleveland-Cliffs' obligation hereunder, it being the intent of Cleveland-Cliffs that assets in such Trust be held as security for Cleveland-Cliffs' obligation under
         Section 13(a) hereof. Executive understands and acknowledges that the entire corpus of the Trust under Trust Agreement No. 2 will be $250,000 and that said amount will be available to discharge not only the obligations of the Cleveland-Cliffs to Executive under Section 13(a) hereof, but also similar obligations of the Cleveland-Cliffs to other executives and employees under similar provisions of other agreements and plans.

                  14. EMPLOYMENT RIGHTS: Nothing expressed or implied in this Agreement shall create any right or duty on the part of Cleveland-Cliffs or the Executive to have the Executive remain in the employment of Cleveland-Cliffs at any time prior to a Change of Control; provided, however, that any termination of employment of the Executive or the removal of the Executive from the office or position in Cleveland-Cliffs following the commencement of any discussion with a third person that ultimately results in a Change of Control shall be deemed to be a termination or removal of the Executive after a Change of Control for purposes of this Agreement. Executive expressly acknowledges that he is an employee at will, and that Cleveland-Cliffs may terminate him at any time during the Period of Employment for any reason if Cleveland-Cliffs pays the Severance Compensation provided for under Section 5 of this Agreement, and otherwise comply with its other continuing covenants in this Agreement, including without limitation, Sections 3 and 6.

                   15. WITHHOLDING OF TAXES: Cleveland-Cliffs may withhold from any amounts payable under this Agreement all federal, state, city or other taxes as shall be required pursuant to any law or government regulation or ruling.

                   16. SUCCESSORS AND BINDING AGREEMENT: (a) Cleveland-Cliffs shall require any successor (including without limitation any persons acquiring directly or indirectly all or substantially all of the business and/or assets of Cleveland-Cliffs whether by purchase, merger, consolidation, reorganization or otherwise, and such successor shall thereafter be deemed "Cleveland-Cliffs" for the purposes of this Agreement), by an agreement in form and substance satisfactory to the Executive, expressly to assume and agree to perform this Agreement in the same manner and to the same extent Cleveland-Cliffs would be required to perform if no such succession had taken place. This Agreement shall be binding upon and inure to the benefit of Cleveland-Cliffs and any successor to Cleveland-Cliffs but shall not otherwise be assignable, transferable or delegable by Cleveland-Cliffs.

                  (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees and/or legatees.

                  (c) This Agreement is personal in nature and neither of the parties hereto shall, without the consent of the other, assign, transfer or delegate this Agreement or any rights or obligations hereunder except as expressly provided in this Section 16. Without limiting the generality of the foregoing, the Executive's right to receive payments hereunder shall not be assignable, transferable or delegable, whether by pledge, creation of a security interest or otherwise, other than by a transfer by his will or by the laws of descent and distribution and, in the event of any attempted assignment or transfer contrary to this Section 16, Cleveland-Cliffs shall have no liability to pay any amount so attempted to be assigned, transferred or delegated.

                  (d) The agreement of Cleveland-Cliffs to make payments and/or provide benefits hereunder shall represent an unsecured obligation of Cleveland-Cliffs.

                  (e) Cleveland-Cliffs and the Executive recognize that each party will have no adequate remedy at law for breach by the other of any of the agreements contained herein and, in the event of any such breach, Cleveland-Cliffs and the Executive hereby agree and consent that the other shall be entitled to a decree of specific performance, mandamus or other appropriate remedy to enforce performance of this Agreement.

                   17. NOTICE: For all purposes of this Agreement, all communications including without limitation notices, consents, requests or approvals, provided for herein shall be in writing and shall be deemed to have been duly given when delivered or five business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed to such party's address as specified below, or at such other address as such party shall specify by notice to the other. If to Cleveland-Cliffs, to:

                        Cleveland-Cliffs Inc
                        1100 Superior Avenue
                        Cleveland, Ohio  44114-2589
                        Attention:  Secretary

If to the Executive, to the last address shown on the records of Cleveland-Cliffs. Notices of change of address shall be effective only upon receipt.

                   18. GOVERNING LAW: The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Ohio, without giving effect to the principles of conflict of laws of such State.

                  19. VALIDITY: If any provision of this Agreement or the application of any provision hereof to any person or circumstance is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision to any other person or circumstances shall not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent (and only to the extent) necessary to make it enforceable, valid and legal.

                   20. AMENDMENT: This Agreement may be amended only by a written instrument signed by the parties hereto, which makes specific reference to this Agreement.

                   21. RIGHTS UNDER OTHER PLANS AND PROGRAMS: Anything in this Agreement to the contrary notwithstanding, no provision of this Agreement is intended, nor shall it be construed, to reduce or in any way restrict any benefit to which Executive may be entitled under any other agreement, plan or program providing benefits for Executive, including but not limited to the plans described in Sections 3 and 5 of this Agreement.

                  22. MISCELLANEOUS: No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and Cleveland-Cliffs. No waiver by either party hereto at any time of any breach by the other party hereto or compliance with any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, expressed or implied with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement.

                   23. COUNTERPARTS: This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same agreement.

                   24. CAPTIONS: The captions in this Agreement are for convenience of reference only and do not define, limit or describe the scope or intent of this Agreement or any part hereof and shall not be considered in any construction hereof.

                  IN WITNESS WHEREOF, Cleveland-Cliffs has caused this Agreement to be executed on its behalf by its duly authorized representative and Executive has hereunto set his hand, all as of the date and year first above written.

                                       CLEVELAND-CLIFFS INC

                                       By /s/ M. Thomas Moore
                                         --------------------------------------
                                         Chairman and Chief
                                          Executive Officer


                                        /s/ Thomas J. O'Neil
                                        ---------------------------------------
                                        Thomas J. O'Neil

                              AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT

                   This AMENDED AND RESTATED EMPLOYMENT AGREEMENT ("Agreement"), dated as of June 30, 1997, by and between Cleveland-Cliffs Inc, an Ohio corporation ("Cleveland-Cliffs"), and John S. Brinzo, Social Security Number
___ , who is presently Executive Vice President - Finance of Cleveland-Cliffs (the "Executive"), amends and restates the Employment Agreement, dated as of February 1, 1992, between Cleveland-Cliffs and the Executive;

                                   WITNESSETH:
                                   -----------

                   WHEREAS, the Executive is a senior executive of Cleveland-Cliffs and has made and is expected to continue to make major contributions to the profitability, growth and financial strength of Cleveland-Cliffs;

                   WHEREAS, Cleveland-Cliffs recognizes that, as is the case for most publicly held companies, the possibility of a Change of Control (as that term is hereafter defined) exists;

                   WHEREAS, Cleveland-Cliffs desires to assure itself of both present and future continuity of management in the event of a Change of Control and desires to establish certain minimum compensation rights of its senior executives, including the Executive, applicable in the event of a Change of Control;

                   WHEREAS, Cleveland-Cliffs wishes to ensure that its senior executives are not practically disabled from discharging their duties upon a Change of Control; and

                   WHEREAS, this Agreement is not intended to alter materially the compensation and benefits which the Executive could reasonably expect to receive from Cleveland-Cliffs absent a Change of Control and, accordingly, although effective and binding as of the date hereof, this Agreement shall become operative only upon the occurrence of a Change of Control;

                   NOW, THEREFORE, in consideration of the premises and other good and valuable consideration including the Release provided for in Section 12 hereof, the receipt of which is hereby acknowledged, Cleveland-Cliffs and the Executive agree as follows:

                   1. OPERATION OF AGREEMENT; CERTAIN DEFINITIONS:

                   (a) This Agreement is a continuation of the employment agreement originally effective as of February 1, 1992 (the "Effective Date"), but, anything in this Agreement to the contrary notwithstanding, this Agreement shall not become operative unless and until there shall have occurred a Change of Control. For purposes of this Agreement, a "Change of Control" shall have occurred if at any time during the Term (as that term is hereafter defined) any of the following events shall occur:

                  (i) Cleveland-Cliffs shall merge into itself, or be merged or consolidated with, another corporation and as a result of such merger or consolidation less than 70% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of Cleveland-Cliffs as the same shall have existed immediately prior to such merger or consolidation;

                  (ii) Cleveland-Cliffs shall sell or otherwise transfer all or substantially all of its assets to any other corporation or other legal person, and immediately after such sale or transfer less than 70% of the combined voting power of the outstanding voting securities of such corporation or person is held in the aggregate by the former shareholders of Cleveland-Cliffs as the same shall have existed immediately prior to such sale or transfer;

                  (iii) A person, within the meaning of Section 3(a)(9) or of
         Section 13(d) (3) (as in effect on the date hereof) of the Securities Exchange Act of 1934, shall become the beneficial owner (as defined in Rule 13d-3 of the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934) of 30% or more of the outstanding voting securities of Cleveland-Cliffs (whether directly or indirectly); or

                  (iv) During any period of three consecutive years, individuals who at the beginning of any such period constitute the Board of Directors of Cleveland-Cliffs cease, for any reason, to constitute at least a majority thereof, unless the election, or the nomination for election by the shareholders of Cleveland-Cliffs, of each Director first elected during any such period was approved by a vote of at least one-third of the Directors of Cleveland-Cliffs who are Directors of Cleveland-Cliffs on the date of the beginning of any such period.

                  (b) Upon the occurrence of a Change of Control at any time during the Term, this Agreement shall become immediately operative.

                  (c) The period during which this Agreement shall be in effect (the "Term") shall commence as of the Effective Date hereof and shall expire as of the later of (i) the close of business on the eighth anniversary of the Effective Date and (ii) the expiration of the Period of Employment (as that term is hereafter defined); provided, however, that (A) this Agreement may be continued in full force and effect for an additional period or periods of one
(1) year if Cleveland-Cliffs and the Executive mutually agree to such extension or extensions, (B) this Agreement shall automatically renew for an additional period or periods of one (1) year if the end of the Term occurs during the period of any discussions with any party that might ultimately result in the occurrence of a Change of Control, and (C) subject to Section 14 hereof, if, prior to a Change of Control, the Executive ceases for any reason to be an officer of Cleveland-Cliffs, thereupon the Term shall be deemed to have expired and this Agreement shall immediately terminate and be of no further effect.

                  (d) The term "Industry Service" shall mean professionally related service, prior to his employment by Cleveland-Cliffs or its subsidiaries and affiliates, by the Executive as an employee within the iron and steel industry or an industry to which such Executive's position with Cleveland-Cliffs relates. The Executive shall be given credit for one year of Industry Service for every two years of service with Cleveland-Cliffs, as designated in writing by, or in minutes of the actions of, the Compensation and Organization Committee of the Board of Directors of Cleveland-Cliffs, and such years of credited Industry Service shall be defined as "Credited Years of Industry Service."

                  2. EMPLOYMENT; PERIOD OF EMPLOYMENT: (a) Subject to the terms and conditions of this Agreement, upon the occurrence of a Change of Control, Cleveland-Cliffs shall continue the Executive in its employ and the Executive shall remain in the employ of Cleveland-Cliffs for the period set forth in
Section 2(b) hereof (the "Period of Employment"), in the position and with substantially the same duties and responsibilities that he had immediately prior to the Change of Control, or to which Cleveland-Cliffs and the Executive may hereafter mutually agree in writing. Throughout the Period of Employment, the Executive shall devote substantially all of his time during normal business hours (subject to vacations, sick leave and other absences in accordance with the policies of Cleveland-Cliffs as in effect for senior executives immediately prior to the Change of Control) to the business and affairs of Cleveland-Cliffs, but nothing in this Agreement shall preclude the Executive from devoting reasonable periods of time during normal business hours to (i) serving as a director, trustee or member of or participant in any organization or business so long as such activity would not constitute Competitive Activity (as described in Section 11 hereof), (ii) engaging in charitable and community activities, or
(iii) managing his personal investments. The business, assets, and properties of Cleveland-Cliffs, as well as the support services and facilities available to the Executive, shall not differ materially from those of Cleveland-Cliffs immediately prior to the date of the Change of Control.

                  (b) The Period of Employment shall commence on the date of the occurrence of a Change of Control and, subject only to the provisions of Section 4 hereof, shall continue until the earlier of (i) the expiration of the third anniversary of the occurrence of the Change of Control, or (ii) the Executive's death.

                   3. COMPENSATION DURING PERIOD OF EMPLOYMENT: During the Period of Employment the Executive shall receive and be entitled to the following:

                  (a) an annual base salary at a rate not less than the Executive's annual fixed or base compensation (payable monthly or otherwise as in effect for senior executives of Cleveland-Cliffs immediately prior to the occurrence of a Change of Control) or such higher rate as may be determined from time to time by the Board of Directors of Cleveland-Cliffs (the "Board") or the Organization and Compensation Committee thereof (the Committee") (which base salary at such rate is herein referred to as "Base Pay"), reduced by any disability benefits which the Executive receives under any Cleveland-Cliffs disability program;

                  (b) participation, consistent with past practices, in incentive compensation plans and arrangements of Cleveland-Cliffs in effect as of the date of the Change of Control, as the same may subsequently be modified, supplemented or replaced, including, without limitation, the Incentive Bonus Plan and the 1992 Incentive Equity Plan (including the Long-Term Performance Share Program), without material reduction in the reward opportunities available to the Executive, and without reduction in the target bonus and target award percentages applicable to the Executive immediately prior to the occurrence of a Change of Control (with annual amounts and opportunities awarded pursuant to such plans, programs and arrangements collectively referred to as "Incentive Pay");

                  (c) participation in the Cleveland-Cliffs Inc Supplemental Retirement Benefit Plan (As Amended and Restated as of January 1, 1997) ("Supplemental Retirement Plan" or "SRP"), as the same hereafter may be amended prior to a Change of Control, and modified as provided in Section 6 hereof; and

                  (d) participation, consistent with past practices, in all other employee benefit plans and practices of Cleveland-Cliffs in effect as of the date of the Change of Control (including, without limitation, medical, dental, hospitalization, health and welfare plans, life, long-term disability and accident insurance programs, employee savings and investment plans, stock ownership plans and retirement plans and supplemental arrangements), as the same may be modified, supplemented or replaced without material reduction in total value of the benefits to Executive (collectively, "Employee Benefits").

                   4. TERMINATION FOLLOWING A CHANGE OF CONTROL: (a) In the event of the occurrence of a Change of Control, the Executive's employment may be terminated by Cleveland-Cliffs during the Period of Employment and the Executive shall be entitled to the benefits provided by Section 5 unless such termination is the result of the occurrence of one or more of the following events:

                   (i) The Executive's death; or

                   (ii) The Executive's employment is terminated for Cause.

For purposes of this Agreement, "Cause" shall mean that, prior to any termination pursuant to Section 4(b), the Executive shall have committed any act that is materially inimical to the best interests of Cleveland-Cliffs and that constitutes common law fraud, a felony, or other gross malfeasance of duty. The Executive shall not be deemed to have been terminated for "Cause" hereunder unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the Board then in office at a meeting of the Board called and held for such purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with his counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive committed an act set forth in this Section 4(a) and specifying the particulars thereof in detail. Nothing herein shall limit the right of the Executive or his beneficiaries to contest the validity or propriety of any such determination.

                  (b) During the Period of Employment the Executive shall be entitled to the benefits as provided in Section 5 hereof upon the occurrence of one or more of the following events:

                  (i) The Executive's "Disability", shall be deemed to have occurred six (6) months after the Executive shall have become totally and permanently disabled by bodily or mental injury or disease so as to be prevented thereby from engaging in any executive employment or occupation for remuneration or profit, as determined and certified to Cleveland-Cliffs and the Executive by The Cleveland Clinic (or if it is unwilling or unable to act, by one or more physicians designated for such purpose by the Cleveland Academy of Medicine or its successor organization); or

                  (ii) Termination by the Executive of his employment with Cleveland-Cliffs upon the occurrence of any of the following events:

                           (A) The failure to elect, reelect or otherwise to
                  maintain the Executive in the office or position, or a substantially equivalent office or position, of or with Cleveland-Cliffs which the Executive held immediately prior to a Change of Control, or the removal of, or failure to reelect, the Executive as a Director of Cleveland-Cliffs (or any successor thereto), if the Executive shall have been a Director of Cleveland-Cliffs immediately prior to the Change of Control;

                           (B) (I) A significant adverse change in the nature or
                  scope of the authorities, powers, functions, responsibilities or duties attached to the position with Cleveland-Cliffs which the Executive held immediately prior to the Change of Control, (II) a reduction in the aggregate of the Executive's Base Pay and Incentive Pay received from Cleveland-Cliffs, or a reduction in the Executive's opportunities for Incentive Pay (including, but not limited to, a reduction in target bonus percentage or target award opportunity (whether measured by number of performance shares or management objectives)) provided by Cleveland-Cliffs, or (III) a reduction or termination of any benefits described in Section 3(c) or (d) hereof to which the Executive was entitled immediately prior to the Change of Control, any of which is not remedied by Cleveland-Cliffs within 10 calendar days after receipt by Cleveland-Cliffs of written notice from the Executive of such change, reduction or termination, as the case may be;

                           (C) A determination by the Executive (which
                  determination will be conclusive and binding upon the parties hereto provided it has been made in good faith and in all events will be presumed to have been made in good faith unless otherwise shown by Cleveland-Cliffs by clear and convincing evidence) that a change in circumstances has occurred following a Change of Control, including, without limitation, a change in the scope of the business or other activities for which the Executive was responsible immediately prior to the Change of Control, which has rendered the Executive substantially unable to carry out, has substantially hindered the Executive's performance of, or has caused the Executive to suffer a substantial reduction in, any of the authorities, powers, functions, responsibilities or duties attached to the position held by the Executive immediately prior to the Change of Control, which situation is not remedied by Cleveland-Cliffs within ten calendar days after written notice to Cleveland-Cliffs from the Executive of such determination;

                           (D) The liquidation, dissolution, merger,
                  consolidation or reorganization of Cleveland-Cliffs or the transfer of all or a significant portion of its business and/or assets, unless the successor or successors (by liquidation, merger, consolidation, reorganization or otherwise) to which all or a significant portion of its business and/or assets have been transferred (directly or by operation of law) shall have assumed all duties and obligations of Cleveland-Cliffs under this Agreement pursuant to Section 16 hereof;

                           (E) The relocation of Cleveland-Cliffs' principal
                  executive offices, or a requirement that the Executive change his principal location of work to any location which is in excess of 25 miles from the location thereof immediately prior to the Change of Control, or a requirement that the Executive travel away from his office in the course of discharging his responsibilities or duties hereunder at least 20% more (in terms of aggregate days in any calendar year or in any calendar quarter when annualized for purposes of comparison to any prior year) than was required of him prior to the Change of Control without, in any case described above, the prior written consent of the Executive; or

                           (F) Without limiting the generality or effect of the
                  foregoing, any material breach of this Agreement by Cleveland-Cliffs or any successor thereto.

                  (c) A termination by Cleveland-Cliffs pursuant to Section 4(a) hereof other than for Cause or by the Executive pursuant to Section 4(b) hereof shall not affect any rights which the Executive may have pursuant to any agreement, policy, plan, program or arrangement of Cleveland-Cliffs, which rights shall be governed by the terms thereof, subject, however, to the modifications in Section 6 hereof. If this Agreement or the employment of the Executive is terminated under circumstances in which the Executive is not entitled to any payments under Sections 3 or 5 hereof, the Executive shall have no further obligation or liability to Cleveland-Cliffs hereunder with respect to his prior or any future employment by Cleveland-Cliffs.

                  5. SEVERANCE COMPENSATION: If Cleveland-Cliffs shall terminate the Executive's employment during the Period of Employment, other than pursuant to Cause under Section 4(a) hereof, or if the Executive shall terminate his employment pursuant to Section 4(b) hereof, then in lieu of any further payments to the Executive for periods subsequent to the date of the Executive's termination of employment (the "Termination Date"), the date of which shall be the date of termination or such other date that may be specified by the Executive if the termination is pursuant to Section 4(b) hereof, Cleveland-Cliffs shall provide Severance Compensation to the Executive as described below:

                  (a) SEVERANCE PAY. Within five business days after the Termination Date:

                  (i) Cleveland-Cliffs shall pay to the Executive a lump sum payment (the "Severance Payment") in an amount equal to the present value (using a discount rate prescribed for purposes of valuation computations under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") or any successor provision thereto, or if no such rate is so prescribed, a rate equal to the then "applicable interest rate" under Section 417(e)(3)(A)(ii)(II) of the Code for the month in which the Termination Date occurs (the "Discount Rate")) of

                           (A) the amount of Base Pay that would have been paid
                  to the Executive pursuant to Section 3(a) for the greater of
                  (I) one year or (II) the duration of the

                  Period of Employment, in each case if the termination had not taken place (at the rate in effect immediately prior to the Change of Control or prior to the Termination Date, whichever is higher) and, if the Termination is on account of the Executive's Disability, reduced by the amount of disability benefits that would have been paid to the Executive for the duration of the Period of Employment if the termination had not taken place; plus

                           (B) the amount of Average Incentive Pay (as that term
                  is hereinafter defined) that would have been paid to the Executive pursuant to Section 3(b) for the greater of (I) one year or (II) the duration of the Period of Employment if the termination had not taken place.

                  For purposes of this Agreement, Average Incentive Pay for any 12 month period shall mean an amount which is the greater of
                  (III) the average amount of Incentive Pay (as defined in Section 3(b) hereof) awarded to the Executive for the three calendar years immediately prior to the Termination Date, or
                  (IV) the amount of the most recent award of Incentive Pay.

                  (ii) Cleveland-Cliffs shall pay to the Executive a lump sum payment (the "SRP Payment") in an amount equal to the sum of the future pension benefits (converted to a lump sum of actuarial equivalence) which the Executive would have been entitled to receive at or after the end of the Period of Employment under the SRP, as the same may be further amended prior to a Change of Control and as modified by Section 6 hereof (assuming Base Salary at the rate in effect immediately prior to the occurrence of Change of Control and Incentive Pay equivalent to the amount of Average Incentive Pay), if the Executive had remained in the full-time employment of Cleveland-Cliffs until the end of the Period of Employment.

         The calculation of the SRP Payment and its actuarial equivalence shall be made as of the date the Executive is terminated. The lump sum of actuarial equivalence shall be calculated as of the end of the Period of Employment using the assumptions and factors used in the SRP, and such sums shall be discounted to the date of payment using the Discount Rate.

         Payment of the SRP Payment by Cleveland-Cliffs shall be deemed to be a satisfaction of all obligations of Cleveland-Cliffs to the Executive under the SRP.

                   (b) EMPLOYEE BENEFITS. For the greater of (i) one year or
(ii) the duration of the Period of Employment, Cleveland-Cliffs shall arrange to provide the Executive with Employee Benefits substantially similar to those which the Executive was receiving or entitled to receive immediately prior to the Termination Date as described in
Section 3(d) (and if and to the extent that such benefits shall not or cannot be paid or provided under any policy, plan, program or arrangement of Cleveland-Cliffs solely due to the fact that the Executive is no longer an officer or employee of Cleveland-Cliffs, then Cleveland-Cliffs shall itself pay or provide for the payment to the Executive, his dependents and beneficiaries, such Employee Benefits). Without otherwise limiting the purposes or effect of this Section 5(b), Employee Benefits payable to the Executive pursuant to this
Section 5(b) by reason of any "welfare benefit plan" of Cleveland-Cliffs (as the term "welfare benefit plan" is defined in Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) shall be reduced to the extent comparable welfare benefits are actually received by the Executive from another employer during the period beginning upon the occurrence of the Termination Date and ending upon the last day during which Cleveland-Cliffs is required to provide such Employee Benefits pursuant to the first sentence of this Section 5(b).

                  (c) STOCK OPTIONS, RESTRICTED STOCK AND PERFORMANCE SHARES. Upon the Termination Date, (i) all Stock Options granted to the Executive pursuant to the 1992 Incentive Equity Plan, or any successor plan or similar plan, shall be vested, (ii) the restrictions on any restricted stock awarded to the Executive under the 1992 Incentive Equity Plan, or any successor plan or similar plan, shall be released, and (iii) all Performance Share Awards under the Long-Term Performance Share Program under the 1992 Incentive Equity Plan for which the measurement period has not yet expired shall be earned assuming management objectives have been met at the target level.

                  (d) METHOD OF PAYMENT. Upon written notice given by the Executive to Cleveland-Cliffs prior to the occurrence of a Change of Control, the Executive, at his sole option, without adjustment to reflect the present value of such amounts as aforesaid, may elect to have all or any of the Severance Payment described in Section 5(a) hereof paid to him on a quarterly or monthly basis during the time remaining until the expiration of the third anniversary of the Change of Control.

                  (e) OUTPLACEMENT COUNSELING. Cleveland-Cliffs shall reimburse the Executive for reasonable expenses incurred for outplacement counseling (i) which are pre-approved by the Chief Human Resources Officer of Cleveland-Cliffs,
(ii) which do not exceed 15% of the Executive's annual Base Pay, and (iii) which are incurred by the Executive within six months following the Termination Date.

                  (f) SET-OFF AND COUNTERCLAIM. There shall be no right of set-off or counterclaim in respect of any claim, debt or obligation against any payment to or benefit for the Executive provided for in this Agreement.

                  (g) INTEREST. Without limiting the rights of the Executive at law or in equity, if Cleveland-Cliffs fails to make any payment required to be made hereunder on a timely basis, Cleveland-Cliffs shall pay interest on the amount thereof at an annualized rate of interest equal to the then-applicable Discount Rate.

                  (h) CALCULATION. The calculation of all payments of compensation and other benefits to be provided to Executive under this Agreement (other than payments pursuant to Section 8 hereof) shall be made by Hewitt Associates ("Hewitt"), or such other actuarial firm selected by Cleveland-Cliffs' independent accountants and satisfactory to Executive. Cleveland-Cliffs shall provide to such actuarial firm all information requested by such actuarial firm as necessary for or helpful to it to make the calculations hereunder.

                  6. SUPPLEMENTAL RETIREMENT PLAN. Cleveland-Cliffs hereby waives the discretionary right, at any time subsequent to the date of a Change of Control, to amend or terminate the SRP as to Executive as provided in paragraph 8 thereof or to terminate the rights of Executive or his beneficiary under the SRP in the event Executive engages in a competitive business as provided in any plan or arrangement between Cleveland-Cliffs and the Executive or applicable to the Executive, including but not limited to, the provisions of paragraph 4 of the SRP, or any similar provisions of any such plan or arrangement or other plan or arrangement supplementing or superseding the same. This Section 6 shall constitute a "Supplemental Agreement" as defined in Paragraph 1.J of the SRP. If Cleveland-Cliffs shall terminate the Executive's employment during the Period of Employment, other than for Cause pursuant to
Section 4(a) hereof, or if the Executive shall terminate his employment pursuant to Section 4(b) hereof, or if, following the end of the Period of Employment, the Executive's employment is terminated for any reason, for the purposes of computing the Executive's period of continuous service and of calculating and paying his benefit under the SRP:

                  (a) The Executive shall be credited with years of continuous service at the time of his termination of employment with Cleveland-Cliffs (by death or otherwise) equal to the greater of (i) the number of his actual years of continuous service or (ii) the number of years of continuous service he would have had if he had continued his employment with Cleveland-Cliffs until the expiration of the third anniversary of the Change of Control, and had he attained the greater of (iii) his actual chronological age or (iv) his chronological age at the expiration of the third anniversary of the Change of Control. In addition, the Executive shall be eligible for a 30-year pension benefit based upon his years of continuous service as computed under the preceding sentence. The Executive shall be eligible to commence the 30-year pension benefit on the earlier of (v) the date upon which the Executive would have otherwise reached 30 years of continuous service with Cleveland-Cliffs but for his termination of employment after the Change of Control, or (vi) the date upon which the sum of the Executive's years of continuous service (as computed in the first sentence of this subparagraph (a)) and the Executive's Credited Years of Industry Service (as defined in Section 1(d) hereof) is equal to 30 years; and

                   (b) The Executive shall be a "Participant" in the SRP, notwithstanding any limitations therein.

A copy of the SRP is attached to this Agreement as Exhibit A. The SRP is incorporated in all respects herein; provided, however, that the terms of this Agreement shall take precedence to the extent they are contrary to provisions contained in the SRP.

                   7. WELFARE BENEFIT CONTINUATION FOLLOWING TERMINATION AFTER PERIOD OF EMPLOYMENT. Following the later of the end of the Period of Employment, or Executive's termination of employment with Cleveland-Cliffs, Cleveland-Cliffs shall:

                  (a) Provide medical, hospital, surgical and prescription drug coverage, equivalent to that furnished on February 1, 1992 to officers who retire after January 1, 1990 by Cleveland-Cliffs, to the Executive and his spouse for their lifetimes, and to eligible dependents of the Executive for their periods of eligibility, through insurance or otherwise;

                  (b) Provide life insurance on the Executive, equivalent to that furnished on February 1, 1992 to officers who retire after January 1, 1990 by Cleveland-Cliffs, to the Executive for his lifetime; and

                  (c) Without otherwise limiting the purposes or effect of this
Section 7 hereof, welfare benefits payable to the Executive or his spouse or dependents pursuant to this Section 7 shall be reduced to the extent comparable welfare benefits are payable pursuant to Section 5(b) hereof or are actually received by the Executive or his spouse or dependents from another employer.

                  8. CERTAIN ADDITIONAL PAYMENTS BY CLEVELAND-CLIFFS. (a) Anything in this Agreement to the contrary notwithstanding, in the event that this Agreement shall become operative and it shall be determined (as hereafter provided) that any payment or distribution by Cleveland-Cliffs to or for the benefit of the Executive, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise pursuant to or by reason of any other agreement, policy, plan, program or arrangement, including without limitation any stock option, stock appreciation right or similar right, or the lapse or termination of any restriction on or the vesting or exercisability of any of the foregoing (a "Payment"), would be subject to the excise tax imposed by Section 4999 of the Code by reason of being considered "contingent on a change in ownership or control" of the Corporation, within the meaning of Section 280G of the Code (or any successor provision thereto) or to any similar tax imposed by state or local law, or any interest or penalties with respect to such tax (such tax or taxes, together with any such interest and penalties, being hereafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment or payments (collectively, a "Gross-Up Payment"); PROVIDED, HOWEVER, that no Gross-up Payment shall be made with respect to the Excise Tax, if any, attributable to
(i) any incentive stock option, as defined by Section 422 of the Code ("ISO") granted prior to the execution of this Agreement, or (ii) any stock appreciation or similar right, whether or not limited, granted in tandem with any ISO described in clause (i). The Gross-Up Payment shall be in an amount such that, after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payment.

                  (b) Subject to the provisions of Subsection (f) of this Section, all determinations required to be made under this Section, including whether an Excise Tax is payable by the Executive and the amount of such Excise Tax and whether a Gross-Up Payment is required to be paid by Cleveland-Cliffs to the Executive and the amount of such Gross-Up Payment, if any, shall be made by a nationally recognized accounting firm (the "Accounting Firm") selected by the Executive in his sole discretion. The Executive shall direct the Accounting Firm to submit its determination and detailed supporting calculations to both Cleveland-Cliffs and the Executive within 30 calendar days after the Termination Date, if applicable, and any such other time or times as may be requested by Cleveland-Cliffs or the Executive. If the Accounting Firm determines that any Excise Tax is payable by the Executive, Cleveland-Cliffs shall pay the required Gross-Up Payment to the Executive within five business days after receipt of such determination and calculations with respect to any Payment to the Executive. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall, at the same time as it makes such determination, furnish Cleveland-Cliffs and the Executive an opinion that the Executive has substantial authority not to report any Excise Tax on his federal, state or local income or other tax return. As a result of the uncertainty in the application of Section 4999 of the Code (or any successor provision thereto) and the possibility of similar uncertainty regarding applicable state or local tax law at the time of any determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by Cleveland-Cliffs should have been made (an "Underpayment"), consistent with the calculations required to be made hereunder. In the event that Cleveland-Cliffs exhausts or fails to pursue its remedies pursuant to Subsection (f) of this Section and the Executive thereafter is required to make a payment of any Excise Tax, the Executive shall direct the Accounting Firm to determine the amount of the Underpayment that has occurred and to submit its determination and detailed supporting calculations to both Cleveland-Cliffs and the Executive as promptly as possible. Any such Underpayment shall be promptly paid by Cleveland-Cliffs to, or for the benefit of, the

Executive within five business days after receipt of such determination and calculations.

                  (c) Cleveland-Cliffs and the Executive shall each provide the Accounting Firm access to and copies of any books, records and documents in the possession of Cleveland-Cliffs or the Executive, as the case may be, reasonably requested by the Accounting Firm, and otherwise cooperate with the Accounting Firm in connection with the preparation and issuance of the determinations and calculations contemplated by Subsection (b) of this Section. Any determination by the Accounting Firm as to the amount of the Gross-Up Payment shall be binding upon Cleveland-Cliffs and the Executive.

                  (d) The federal, state and local income or other tax returns filed by the Executive shall be prepared and filed on a consistent basis with the determination of the Accounting Firm with respect to the Excise Tax payable by the Executive. The Executive shall make proper payment of the amount of any Excise Payment, and at the request of Cleveland-Cliffs, provide to Cleveland-Cliffs true and correct copies (with any amendments) of his federal income tax return as filed with the Internal Revenue Service and corresponding state and local tax returns, if relevant, as filed with the applicable taxing authority, and such other documents reasonably requested by Cleveland-Cliffs, evidencing such payment. If prior to the filing of the Executive's federal income tax return, or corresponding state or local tax return, if relevant, the Accounting Firm determines that the amount of the Gross-Up Payment should be reduced, the Executive shall within five business days pay to Cleveland-Cliffs the amount of such reduction.

                  (e) The fees and expenses of the Accounting Firm for its services in connection with the determinations and calculations contemplated by Subsection (b) of this Section shall be borne by Cleveland-Cliffs. If such fees and expenses are initially paid by the Executive, Cleveland-Cliffs shall reimburse the Executive the full amount of such fees and expenses within five business days after receipt from the Executive of a statement therefor and reasonable evidence of his payment thereof.

                  (f) The Executive shall notify Cleveland-Cliffs in writing of any claim by the Internal Revenue Service or any other taxing authority that, if successful, would require the payment by Cleveland-Cliffs of a Gross-Up Payment. Such notification shall be given as promptly as practicable but no later than 10 business days after the Executive actually receives notice of such claim and the Executive shall further apprise Cleveland-Cliffs of the nature of such claim and the date on which such claim is requested to be paid (in each case, to the extent known by the Executive). The Executive shall not pay such claim prior to the earlier of (i) the expiration of the 30-calendar-day period following the date on which he gives such notice to Cleveland-Cliffs and (ii) the date that any payment of amount with respect to such claim is due. If Cleveland-Cliffs notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                       (i) provide Cleveland-Cliffs with any written records or documents in his possession relating to such claim reasonably requested by Cleveland-Cliffs;

                      (ii) take such action in connection with contesting such
                  claim as Cleveland-Cliffs shall reasonably request in writing from time to time, including without limitation accepting legal representation with respect to such claim by an attorney competent in respect of the subject matter and reasonably selected by Cleveland-Cliffs;

                     (iii) cooperate with Cleveland-Cliffs in good faith in order effectively to contest such claim; and

                      (iv) permit Cleveland-Cliffs to participate in any proceedings relating to such claim;

         PROVIDED, HOWEVER, that Cleveland-Cliffs shall bear and pay directly all costs and expenses (including interest and penalties) incurred in connection with such contest and shall indemnify and hold harmless the Executive, on an after-tax basis, for and against any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limiting the foregoing provisions of this Subsection, Cleveland-Cliffs shall control all proceedings taken in connection with the contest of any claim contemplated by this Subsection and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim (provided, however, that the Executive may participate therein at his own cost and expense) and may, at its option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as Cleveland-Cliffs shall determine; PROVIDED, HOWEVER, that if Cleveland-Cliffs directs the Executive to pay the tax claimed and sue for a refund, Cleveland-Cliffs shall advance the amount of such payment to the Executive on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income or other tax, including interest or penalties with respect thereto, imposed with respect to such advance; and PROVIDED FURTHER, HOWEVER, that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which the contested amount is claimed to be due is limited solely to such contested amount. Furthermore, Cleveland-Cliffs's control of any such contested claim shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (g) If, after the receipt by the Executive of an amount advanced by Cleveland-Cliffs pursuant to Subsection (f) of this Section, the Executive receives any refund with respect to such claim, the Executive shall (subject to Cleveland-Cliffs's complying with the requirements of Subsection (f) of this Section) promptly pay to Cleveland-Cliffs the amount of such refund (together with any interest paid or credited thereon after any taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by Cleveland-Cliffs pursuant to Subsection (f) of this Section, a determination is made that the Executive shall not be entitled to any refund with respect to such claim and Cleveland-Cliffs does not notify the Executive in writing of its intent to contest such denial or refund prior to the expiration of 30 calendar days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of any such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid by Cleveland-Cliffs to the Executive pursuant to this Section.

                  9. NO MITIGATION OBLIGATION: Cleveland-Cliffs hereby acknowledges that it will be difficult, and may be impossible, for the Executive to find reasonably comparable employment following the Termination Date and that the non-competition covenant contained in Section 11 hereof will further limit the employment opportunities for the Executive. Accordingly, the parties hereto expressly agree that except as expressly provided in Sections 5(b) and 7 hereof, the Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor shall any profits, income, earnings or other benefits from any source whatsoever create any mitigation, offset, reduction or any other obligation on the part of the Executive hereunder or otherwise.

                  10. CONFIDENTIALITY: The Executive acknowledges that all trade secrets, customer lists, and other confidential business information are the exclusive property of Cleveland-Cliffs, and the Executive shall not at any time during the Term of this Agreement or at any time thereafter, directly or indirectly reveal or cause to be revealed to any person or entity the trade secrets, customer lists and other confidential business information obtained as a result of the Executive's employment or relationship with Cleveland-Cliffs.

                  11. COMPETITIVE ACTIVITY: For a period of twenty-four (24) months from and after any termination of employment following the occurrence of a Change of Control, the Executive shall not become an officer, director, joint venturer, employee, consultant, 5-percent or more shareholder (directly or indirectly), or promote or assist (financially or otherwise) any entity which competes in any business in which Cleveland-Cliffs or any of its affiliates are engaged as of the date-of the Change of Control. For this purpose, business is defined as the iron and steel industry. The provisions of this Section 11 shall, following a Change of Control, supersede and be in lieu of any similar provision in any other plan or agreement involving Cleveland-Cliffs and the Executive, whether now existing or hereinafter adopted or entered into, including, but not limited to, the SRP.

                  12. RELEASE: Payment of the Severance Compensation set forth in Section 5 hereof is conditioned upon the Executive executing and delivering a release (the "Release") satisfactory to Cleveland-Cliffs releasing Cleveland-Cliffs, its directors, employees and affiliates from any and all claims, demands, damages, actions and/or causes of action whatsoever, which the Executive may have had on account of the termination of his employment, including, but not limited to claims of discrimination, including on the basis of sex, race, age, national origin, religion, or handicapped status (with all applicable periods during which the Executive may revoke the Release or any provision thereof having expired), and any and all claims, demands and causes of action for retirement (other than under any "pension benefit plan" or under any "welfare benefit plan" of Cleveland- Cliffs (as the terms "pension benefit plan" and "welfare benefit plan" are defined in Section 3 of ERISA) other than the
SRP), severance or other termination pay, and because pursuant to Section 5(a) the Executive is entitled to lump sum payments of Incentive Pay and benefits under the SRP, under the SRP and any incentive compensation plans and arrangements of Cleveland-Cliffs described in Section 3(b). Such Release shall not, however, apply to the obligations of Cleveland-Cliffs arising under this Agreement, or rights of indemnification the Executive may have under the Regulations of Cleveland-Cliffs or by contract or by statute.

                  13. LEGAL FEES AND EXPENSES: (a) It is the intent of Cleveland-Cliffs that the Executive not be required to incur any expenses associated with the enforcement of his rights under this Agreement by litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Executive hereunder. Accordingly, if it should appear to the Executive that Cleveland-Cliffs has failed to comply with any of its obligations under this Agreement or in the event that Cleveland-Cliffs or any other person takes any action to declare this Agreement void or unenforceable, or institutes any litigation designed to deny, or to recover from, the Executive the benefits intended to be provided to the Executive hereunder, Cleveland-Cliffs irrevocably authorizes the Executive from time to time to retain counsel of his choice, at the expense of Cleveland-Cliffs as hereafter provided, to represent the Executive in connection with the initiation or defense of any such litigation or other legal action, whether by or against Cleveland-Cliffs or any Director, officer, stockholder or other person affiliated with Cleveland-Cliffs, in any jurisdiction. Notwithstanding any existing or prior attorney-client relationship between Cleveland-Cliffs and such counsel, Cleveland-Cliffs irrevocably consents to the Executive's entering into an attorney-client relationship with such counsel, and in that connection Cleveland-Cliffs and the Executive agree that a confidential relationship shall exist between the Executive and such counsel. Cleveland-Cliffs shall promptly pay or cause to be paid and shall be solely responsible for any and all attorneys' and related fees and expenses incurred by the Executive as a result of Cleveland-Cliffs' failure to perform this Agreement or any provision hereof or as a result of Cleveland-Cliffs or any person contesting the validity or enforceability of this Agreement or any provision hereof as aforesaid.

                  (b) To ensure that the provisions of this Agreement can be enforced by Executive, certain trust arrangements ("Trusts") have been established between KeyTrust Company of Ohio, N.A., as Trustee ("Trustee"), and Cleveland-Cliffs. Trust Agreement No. 1 (Amended and Restated Effective June 1,
1997) ("Trust Agreement No. 1") dated June 12, 1997, and Trust Agreement No. 2 (Amended and Restated Effective June 1, 1997) ("Trust Agreement No. 2") dated June 12, 1997, as amended and/or restated, between the Trustee and Cleveland-Cliffs, are attached as Exhibits B and C, respectively. A Trust Agreement No. 7 ("Trust Agreement No. 7") dated April 9, 1991, as amended, between the Trustee and Cleveland-Cliffs, is attached as Exhibit D. Each such Trust Agreement shall be considered a part of this Agreement and shall set forth the terms and conditions relating to payment under Trust Agreement No. 1 of compensation and other benefits pursuant to Sections 3, 5 and 8 and pension benefits pursuant to Sections 3, 5 and 6 owed by Cleveland-Cliffs, payment from Trust Agreement No. 7 of certain pension benefits pursuant to Sections 3, 5 and 6 owed by Cleveland-Cliffs, and payment from Trust Agreement No. 2 for attorneys' fees and related fees and expenses pursuant to Section 13(a) hereof owed by Cleveland-Cliffs. Executive shall make demand on Cleveland-Cliffs for any payments due Executive pursuant to Section 13(a) hereof prior to making demand therefor on the Trustee under Trust Agreement No. 2.

                  (c) Upon the earlier to occur of (i) a Change of a Control or
(ii) a declaration by the Board that a Change of Control is imminent, Cleveland-Cliffs shall promptly to the extent it has not previously done so, and in any event within five (5) business days:

                  (A) transfer to Trustee to be added to the principal of the Trust under Trust Agreement No. 1 a sum equal to (I) the present value on the date of the Change of Control (or on such fifth business day if the Board has declared a Change of Control to be imminent) of the payments to be made to Executive under the provisions of Sections 3, 5, 6 and 8 hereof, such present value to be computed using the assumptions set forth in Section 5(a) hereof and the computations provided for in
         Section 8 hereof less (II) the balance in the Executive's account provided for in Section 7(b) of Trust Agreement No. 1 as of the most recent completed valuation thereof, less (III) the balance in the Executive's account provided for in Section 7(b) of Trust Agreement No. 7 as of the most recent completed valuation thereof, as certified by the Trustee under each of Trust Agreement No. 1 and Trust Agreement No. 7; provided, however, that if the Trustee under Trust Agreement No. 1 and/or Trust Agreement No. 7, respectively, does not so certify by the end of the fourth (4th) business day after the earlier of such Change of Control or declaration, then the balance of such respective account shall be deemed to be zero. Any payments of compensation, pension or other benefits by the Trustee pursuant to Trust Agreement No. 1 or Trust Agreement No. 7 shall, to the extent thereof, discharge Cleveland-Cliffs' obligation to pay compensation, pension and other benefits hereunder, it being the intent of Cleveland-Cliffs that assets in such Trusts be held as security for Cleveland- Cliffs' obligation to pay compensation, pension and other benefits under this Agreement; and

                  (B) transfer to the Trustee to be added to the principal of the Trust under Trust Agreement No. 2 the sum of TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) less any principal in such Trust on such fifth business day. Any payments of Executive's attorneys' and related fees and expenses by the Trustee pursuant to Trust Agreement No. 2 shall, to the extent thereof, discharge Cleveland-Cliffs' obligation hereunder, it being the intent of Cleveland-Cliffs that assets in such Trust be held as security for Cleveland- Cliffs' obligation under
         Section 13(a) hereof. Executive understands and acknowledges that the entire corpus of the Trust under Trust Agreement No. 2 will be $250,000 and that said amount will be available to discharge not only the obligations of the Cleveland-Cliffs to Executive under Section 13(a) hereof, but also similar obligations of the Cleveland-Cliffs to other executives and employees under similar provisions of other agreements and plans.

                  14. EMPLOYMENT RIGHTS: Nothing expressed or implied in this Agreement shall create any right or duty on the part of Cleveland-Cliffs or the Executive to have the Executive remain in the employment of Cleveland-Cliffs at any time prior to a Change of Control; provided, however, that any termination of employment of the Executive or the removal of the Executive from the office or position in Cleveland-Cliffs following the commencement of any discussion with a third person that ultimately results in a Change of Control shall be deemed to be a termination or removal of the Executive after a Change of Control for purposes of this Agreement. Executive expressly acknowledges that he is an employee at will, and that Cleveland-Cliffs may terminate him at any time during the Period of Employment for any reason if Cleveland-Cliffs pays the Severance Compensation provided for under Section 5 of this Agreement, and otherwise comply with its other continuing covenants in this Agreement, including without limitation, Sections 3 and 6.

                   15. WITHHOLDING OF TAXES: Cleveland-Cliffs may withhold from any amounts payable under this Agreement all federal, state, city or other taxes as shall be required pursuant to any law or government regulation or ruling.

                   16. SUCCESSORS AND BINDING AGREEMENT: (a) Cleveland-Cliffs shall require any successor (including without limitation any persons acquiring directly or indirectly all or substantially all of the business and/or assets of Cleveland-Cliffs whether by purchase, merger, consolidation, reorganization or otherwise, and such successor shall thereafter be deemed "Cleveland-Cliffs" for the purposes of this Agreement), by an agreement in form and substance satisfactory to the Executive, expressly to assume and agree to perform this Agreement in the same manner and to the same extent Cleveland-Cliffs would be required to perform if no such succession had taken place. This Agreement shall be binding upon and inure to the benefit of Cleveland-Cliffs and any successor to Cleveland-Cliffs but shall not otherwise be assignable, transferable or delegable by Cleveland-Cliffs.

                   (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees and/or legatees.

                   (c) This Agreement is personal in nature and neither of the parties hereto shall, without the consent of the other, assign, transfer or delegate this Agreement or any rights or obligations hereunder except as expressly provided in this Section 16. Without limiting the generality of the foregoing, the Executive's right to receive payments hereunder shall not be assignable, transferable or delegable, whether by pledge, creation of a security interest or otherwise, other than by a transfer by his will or by the laws of descent and distribution and, in the event of any attempted assignment or transfer contrary to this Section 16, Cleveland-Cliffs shall have no liability to pay any amount so attempted to be assigned, transferred or delegated.

                   (d) The agreement of Cleveland-Cliffs to make payments and/or provide benefits hereunder shall represent an unsecured obligation of Cleveland-Cliffs.

                   (e) Cleveland-Cliffs and the Executive recognize that each party will have no adequate remedy at law for breach by the other of any of the agreements contained herein and, in the event of any such breach, Cleveland-Cliffs and the Executive hereby agree and consent that the other shall be entitled to a decree of specific performance, mandamus or other appropriate remedy to enforce performance of this Agreement.

                   17. NOTICE: For all purposes of this Agreement, all communications including without limitation notices, consents, requests or approvals, provided for herein shall be in writing and shall be deemed to have been duly given when delivered or five business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed to such party's address as specified below, or at such other address as such party shall specify by notice to the other. If to Cleveland-Cliffs, to:

                       Cleveland-Cliffs Inc
                       1100 Superior Avenue
                       Cleveland, Ohio  44114-2589
                       Attention:  Secretary

If to the Executive, to the last address shown on the records of Cleveland-Cliffs. Notices of change of address shall be effective only upon receipt.

                   18. GOVERNING LAW: The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Ohio, without giving effect to the principles of conflict of laws of such State.

                   19. VALIDITY: If any provision of this Agreement or the application of any provision hereof to any person or circumstance is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision to any other person or circumstances shall not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent (and only to the extent) necessary to make it enforceable, valid and legal.

                   20. AMENDMENT: This Agreement may be amended only by a written instrument signed by the parties hereto, which makes specific reference to this Agreement.

                   21. RIGHTS UNDER OTHER PLANS AND PROGRAMS: Anything in this Agreement to the contrary notwithstanding, no provision of this Agreement is intended, nor shall it be construed, to reduce or in any way restrict any benefit to which Executive may be entitled under any other agreement, plan or program providing benefits for Executive, including but not limited to the plans described in Sections 3 and 5 of this Agreement.

                   22. MISCELLANEOUS: No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and Cleveland-Cliffs. No waiver by either party hereto at any time of any breach by the other party hereto or compliance with any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, expressed or implied with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement.

                   23. COUNTERPARTS: This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same agreement.

                   24. CAPTIONS: The captions in this Agreement are for convenience of reference only and do not define, limit or describe the scope or intent of this Agreement or any part hereof and shall not be considered in any construction hereof.

                  IN WITNESS WHEREOF, Cleveland-Cliffs has caused this Agreement to be executed on its behalf by its duly authorized representative and Executive has hereunto set his hand, all as of the date and year first above written.

                                           CLEVELAND-CLIFFS INC


                                           By /s/ M. Thomas Moore
                                             ----------------------------------
                                             Chairman and Chief
                                               Executive Officer


                                           /s/ John S. Brinzo
                                           ------------------------------------
                                           John S. Brinzo

                              AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT

                  This AMENDED AND RESTATED EMPLOYMENT AGREEMENT ("Agreement"), dated as of June 30, 1997, by and between Cleveland-Cliffs Inc, an Ohio corporation ("Cleveland-Cliffs"), and M. Thomas Moore, Social Security Number ___ , who is presently Chairman and Chief Executive Officer of Cleveland-Cliffs (the "Executive"), amends and restates the Employment Agreement, dated as of February 1, 1992, between Cleveland-Cliffs and the Executive;

                                   WITNESSETH:

                  WHEREAS, the Executive is a senior executive of Cleveland-Cliffs and has made and is expected to continue to make major contributions to the profitability, growth and financial strength of Cleveland-Cliffs;

                  WHEREAS, Cleveland-Cliffs recognizes that, as is the case for most publicly held companies, the possibility of a Change of Control (as that term is hereafter defined) exists;

                  WHEREAS, Cleveland-Cliffs desires to assure itself of both present and future continuity of management in the event of a Change of Control and desires to establish certain minimum compensation rights of its senior executives, including the Executive, applicable in the event of a Change of Control;

                  WHEREAS, Cleveland-Cliffs wishes to ensure that its senior executives are not practically disabled from discharging their duties upon a Change of Control; and

                  WHEREAS, this Agreement is not intended to alter materially the compensation and benefits which the Executive could reasonably expect to receive from Cleveland-Cliffs absent a Change of Control and, accordingly, although effective and binding as of the date hereof, this Agreement shall become operative only upon the occurrence of a Change of Control;

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration including the Release provided for in Section 12 hereof, the receipt of which is hereby acknowledged, Cleveland-Cliffs and the Executive agree as follows:

                   1. OPERATION OF AGREEMENT; CERTAIN DEFINITIONS:

                   (a) This Agreement is a continuation of the employment agreement originally effective as of February 1, 1992 (the "Effective Date"), but, anything in this Agreement to the contrary notwithstanding, this Agreement shall not become operative unless and until there shall have occurred a Change of Control. For purposes of this Agreement, a "Change of Control" shall have occurred if at any time during the Term (as that term is hereafter defined) any of the following events shall occur:

                  (i) Cleveland-Cliffs shall merge into itself, or be merged or consolidated with, another corporation and as a result of such merger or consolidation less than 70% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of Cleveland-Cliffs as the same shall have existed immediately prior to such merger or consolidation;

                  (ii) Cleveland-Cliffs shall sell or otherwise transfer all or substantially all of its assets to any other corporation or other legal person, and immediately after such sale or transfer less than 70% of the combined voting power of the outstanding voting securities of such corporation or person is held in the aggregate by the former shareholders of Cleveland-Cliffs as the same shall have existed immediately prior to such sale or transfer;

                  (iii) A person, within the meaning of Section 3(a)(9) or of
         Section 13(d) (3) (as in effect on the date hereof) of the Securities Exchange Act of 1934, shall become the beneficial owner (as defined in Rule 13d-3 of the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934) of 30% or more of the outstanding voting securities of Cleveland-Cliffs (whether directly or indirectly); or

                  (iv) During any period of three consecutive years, individuals who at the beginning of any such period constitute the Board of Directors of Cleveland-Cliffs cease, for any reason, to constitute at least a majority thereof, unless the election, or the nomination for election by the shareholders of Cleveland-Cliffs, of each Director first elected during any such period was approved by a vote of at least one-third of the Directors of Cleveland-Cliffs who are Directors of Cleveland-Cliffs on the date of the beginning of any such period.

                  (b) Upon the occurrence of a Change of Control at any time during the Term, this Agreement shall become immediately operative.

                  (c) The period during which this Agreement shall be in effect (the "Term") shall commence as of the Effective Date hereof and shall expire as of the later of (i) the close of business on the eighth anniversary of the Effective Date and (ii) the expiration of the Period of Employment (as that term is hereafter defined); provided, however, that (A) this Agreement may be continued in full force and effect for an additional period or periods of one
(1) year if Cleveland-Cliffs and the Executive mutually agree to such extension or extensions, (B) this Agreement shall automatically renew for an additional period or periods of one (1) year if the end of the Term occurs during the period of any discussions with any party that might ultimately result in the occurrence of a Change of Control, and (C) subject to Section 14 hereof, if, prior to a Change of Control, the Executive ceases for any reason to be an officer of Cleveland-Cliffs, thereupon the Term shall be deemed to have expired and this Agreement shall immediately terminate and be of no further effect.

                  (d) The term "Industry Service" shall mean professionally related service, prior to his employment by Cleveland-Cliffs or its subsidiaries and affiliates, by the Executive as an employee within the iron and steel industry or an industry to which such Executive's position with Cleveland-Cliffs relates. The Executive shall be given credit for one year of Industry Service for every two years of service with Cleveland-Cliffs, as designated in writing by, or in minutes of the actions of, the Compensation and Organization Committee of the Board of Directors of Cleveland-Cliffs, and such years of credited Industry Service shall be defined as "Credited Years of Industry Service."

                  2. EMPLOYMENT; PERIOD OF EMPLOYMENT: (a) Subject to the terms and conditions of this Agreement, upon the occurrence of a Change of Control, Cleveland-Cliffs shall continue the Executive in its employ and the Executive shall remain in the employ of Cleveland-Cliffs for the period set forth in
Section 2(b) hereof (the "Period of Employment"), in the position and with substantially the same duties and responsibilities that he had immediately prior to the Change of Control, or to which Cleveland-Cliffs and the Executive may hereafter mutually agree in writing. Throughout the Period of Employment, the Executive shall devote substantially all of his time during normal business hours (subject to vacations, sick leave and other absences in accordance with the policies of Cleveland-Cliffs as in effect for senior executives immediately prior to the Change of Control) to the business and affairs of Cleveland-Cliffs, but nothing in this Agreement shall preclude the Executive from devoting reasonable periods of time during normal business hours to (i) serving as a director, trustee or member of or participant in any organization or business so long as such activity would not constitute Competitive Activity (as described in Section 11 hereof), (ii) engaging in charitable and community activities, or
(iii) managing his personal investments. The business, assets, and properties of Cleveland-Cliffs, as well as the support services and facilities available to the Executive, shall not differ materially from those of Cleveland-Cliffs immediately prior to the date of the Change of Control.

                  (b) The Period of Employment shall commence on the date of the occurrence of a Change of Control and, subject only to the provisions of Section 4 hereof, shall continue until the earlier of (i) the expiration of the third anniversary of the occurrence of the Change of Control, or (ii) the Executive's death.

                   3. COMPENSATION DURING PERIOD OF EMPLOYMENT: During the Period of Employment the Executive shall receive and be entitled to the following:

                  (a) an annual base salary at a rate not less than the Executive's annual fixed or base compensation (payable monthly or otherwise as in effect for senior executives of Cleveland-Cliffs immediately prior to the occurrence of a Change of Control) or such higher rate as may be determined from time to time by the Board of Directors of Cleveland-Cliffs (the "Board") or the Organization and Compensation Committee thereof (the Committee") (which base salary at such rate is herein referred to as "Base Pay"), reduced by any disability benefits which the Executive receives under any Cleveland-Cliffs disability program;

                  (b) participation, consistent with past practices, in incentive compensation plans and arrangements of Cleveland-Cliffs in effect as of the date of the Change of Control, as the same may subsequently be modified, supplemented or replaced, including, without limitation, the Incentive Bonus Plan and the 1992 Incentive Equity Plan (including the Long-Term Performance Share Program), without material reduction in the reward opportunities available to the Executive, and without reduction in the target bonus and target award percentages applicable to the Executive immediately prior to the occurrence of a Change of Control (with annual amounts and opportunities awarded pursuant to such plans, programs and arrangements collectively referred to as "Incentive Pay");

                  (c) participation in the Cleveland-Cliffs Inc Supplemental Retirement Benefit Plan (As Amended and Restated as of January 1, 1997) ("Supplemental Retirement Plan" or "SRP"), as the same hereafter may be amended prior to a Change of Control, and modified as provided in Section 6 hereof; and

                  (d) participation, consistent with past practices, in all other employee benefit plans and practices of Cleveland-Cliffs in effect as of the date of the Change of Control (including, without limitation, medical, dental, hospitalization, health and welfare plans, life, long-term disability and accident insurance programs, employee savings and investment plans, stock ownership plans and retirement plans and supplemental arrangements), as the same may be modified, supplemented or replaced without material reduction in total value of the benefits to Executive (collectively, "Employee Benefits").

                   4. TERMINATION FOLLOWING A CHANGE OF CONTROL: (a) In the event of the occurrence of a Change of Control, the Executive's employment may be terminated by Cleveland-Cliffs during the Period of Employment and the Executive shall be entitled to the benefits provided by Section 5 unless such termination is the result of the occurrence of one or more of the following events:

                   (i) The Executive's death; or

                        (ii) The Executive's employment is terminated for
                  Cause.

For purposes of this Agreement, "Cause" shall mean that, prior to any termination pursuant to Section 4(b), the Executive shall have committed any act that is materially inimical to the best interests of Cleveland-Cliffs and that constitutes common law fraud, a felony, or other gross malfeasance of duty. The Executive shall not be deemed to have been terminated for "Cause" hereunder unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the Board then in office at a meeting of the Board called and held for such purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with his counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive committed an act set forth in this Section 4(a) and specifying the particulars thereof in detail. Nothing herein shall limit the right of the Executive or his beneficiaries to contest the validity or propriety of any such determination.

                  (b) During the Period of Employment the Executive shall be entitled to the benefits as provided in Section 5 hereof upon the occurrence of one or more of the following events:

                  (i) The Executive's "Disability", shall be deemed to have occurred six (6) months after the Executive shall have become totally and permanently disabled by bodily or mental injury or disease so as to be prevented thereby from engaging in any executive employment or occupation for remuneration or profit, as determined and certified to Cleveland-Cliffs and the Executive by The Cleveland Clinic (or if it is unwilling or unable to act, by one or more physicians designated for such purpose by the Cleveland Academy of Medicine or its successor organization); or

                  (ii) Termination by the Executive of his employment with Cleveland-Cliffs upon the occurrence of any of the following events:

                           (A) The failure to elect, reelect or otherwise to
                  maintain the Executive in the office or position, or a substantially equivalent office or position, of or with Cleveland-Cliffs which the Executive held immediately prior to a Change of Control, or the removal of, or failure to reelect, the Executive as a Director of Cleveland-Cliffs (or any successor thereto), if the Executive shall have been a Director of Cleveland-Cliffs immediately prior to the Change of Control;

                           (B) (I) A significant adverse change in the nature or
                  scope of the authorities, powers, functions, responsibilities or duties attached to the position with Cleveland-Cliffs which the Executive held immediately prior to the Change of Control,
                  (II) a reduction in the
                  aggregate of the Executive's Base Pay and Incentive Pay received from Cleveland-Cliffs, or a reduction in the Executive's opportunities for Incentive Pay (including, but not limited to, a reduction in target bonus percentage or target award opportunity (whether measured by number of performance shares or management objectives)) provided by Cleveland-Cliffs, or (III) a reduction or termination of any benefits described in Section 3(c) or (d) hereof to which the Executive was entitled immediately prior to the Change of Control, any of which is not remedied by Cleveland-Cliffs within 10 calendar days after receipt by Cleveland-Cliffs of written notice from the Executive of such change, reduction or termination, as the case may be;

                           (C) A determination by the Executive (which
                  determination will be conclusive and binding upon the parties hereto provided it has been made in good faith and in all events will be presumed to have been made in good faith unless otherwise shown by Cleveland-Cliffs by clear and convincing evidence) that a change in circumstances has occurred following a Change of Control, including, without limitation, a change in the scope of the business or other activities for which the Executive was responsible immediately prior to the Change of Control, which has rendered the Executive substantially unable to carry out, has substantially hindered the Executive's performance of, or has caused the Executive to suffer a substantial reduction in, any of the authorities, powers, functions, responsibilities or duties attached to the position held by the Executive immediately prior to the Change of Control, which situation is not remedied by Cleveland-Cliffs within ten calendar days after written notice to Cleveland-Cliffs from the Executive of such determination;

                           (D) The liquidation, dissolution, merger,
                  consolidation or reorganization of Cleveland-Cliffs or the transfer of all or a significant portion of its business and/or assets, unless the successor or successors (by liquidation, merger, consolidation, reorganization or otherwise) to which all or a significant portion of its business and/or assets have been transferred (directly or by operation of law) shall have assumed all duties and obligations of Cleveland-Cliffs under this Agreement pursuant to Section 16 hereof;

                           (E) The relocation of Cleveland-Cliffs' principal
                  executive offices, or a requirement that the Executive change his principal location of work to any location which is in excess of 25 miles from the location thereof immediately prior to the Change of Control, or a requirement that the Executive travel away from his office in the course of discharging his responsibilities or duties hereunder at least 20% more (in terms of aggregate days in any calendar year or in any calendar quarter when annualized for purposes of comparison to any prior year) than was required of him prior to the Change of Control without, in any case described above, the prior written consent of the Executive; or

                           (F) Without limiting the generality or effect of the
                  foregoing, any material breach of this Agreement by Cleveland-Cliffs or any successor thereto.

                  (c) A termination by Cleveland-Cliffs pursuant to Section 4(a) hereof other than for Cause or by the Executive pursuant to Section 4(b) hereof shall not affect any rights which the Executive may have pursuant to any agreement, policy, plan, program or arrangement of Cleveland-Cliffs, which rights shall be governed by the terms thereof, subject, however, to the modifications in Section 6 hereof. If this Agreement or the employment of the Executive is terminated under circumstances in which the Executive is not entitled to any payments under Sections 3 or 5 hereof, the Executive shall have no further obligation or liability to Cleveland-Cliffs hereunder with respect to his prior or any future employment by Cleveland-Cliffs.

                  5. SEVERANCE COMPENSATION: If Cleveland-Cliffs shall terminate the Executive's employment during the Period of Employment, other than pursuant to Cause under Section 4(a) hereof, or if the Executive shall terminate his employment pursuant to Section 4(b) hereof, then in lieu of any further payments to the Executive for periods subsequent to the date of the Executive's termination of employment (the "Termination Date"), the date of which shall be the date of termination or such other date that may be specified by the Executive if the termination is pursuant to Section 4(b) hereof, Cleveland-Cliffs shall provide Severance Compensation to the Executive as described below:

                   (a) SEVERANCE PAY. Within five business days after the Termination Date:

                  (i) Cleveland-Cliffs shall pay to the Executive a lump sum payment (the "Severance Payment") in an amount equal to the present value (using a discount rate prescribed for purposes of valuation computations under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") or any successor provision thereto, or if no such rate is so prescribed, a rate equal to the then "applicable interest rate" under Section 417(e)(3)(A)(ii)(II) of the Code for the month in which the Termination Date occurs (the "Discount Rate")) of

                           (A) the amount of Base Pay that would have been paid
                  to the Executive pursuant to Section 3(a) for the greater of
                  (I) one year or (II) the duration of the

                  Period of Employment, in each case if the termination had not taken place (at the rate in effect immediately prior to the Change of Control or prior to the Termination Date, whichever is higher) and, if the Termination is on account of the Executive's Disability, reduced by the amount of disability benefits that would have been paid to the Executive for the duration of the Period of Employment if the termination had not taken place; plus

                           (B) the amount of Average Incentive Pay (as that term
                  is hereinafter defined) that would have been paid to the Executive pursuant to Section 3(b) for the greater of (I) one year or (II) the duration of the Period of Employment if the termination had not taken place.

                  For purposes of this Agreement, Average Incentive Pay for any 12 month period shall mean an amount which is the greater of
                  (III) the average amount of Incentive Pay (as defined in Section 3(b) hereof) awarded to the Executive for the three calendar years immediately prior to the Termination Date, or
                  (IV) the amount of the most recent award of Incentive Pay.

                  (ii) Cleveland-Cliffs shall pay to the Executive a lump sum payment (the "SRP Payment") in an amount equal to the sum of the future pension benefits (converted to a lump sum of actuarial equivalence) which the Executive would have been entitled to receive at or after the end of the Period of Employment under the SRP, as the same may be further amended prior to a Change of Control and as modified by Section 6 hereof (assuming Base Salary at the rate in effect immediately prior to the occurrence of Change of Control and Incentive Pay equivalent to the amount of Average Incentive Pay), if the Executive had remained in the full-time employment of Cleveland-Cliffs until the end of the Period of Employment.

         The calculation of the SRP Payment and its actuarial equivalence shall be made as of the date the Executive is terminated. The lump sum of actuarial equivalence shall be calculated as of the end of the Period of Employment using the assumptions and factors used in the SRP, and such sums shall be discounted to the date of payment using the Discount Rate.

         Payment of the SRP Payment by Cleveland-Cliffs shall be deemed to be a satisfaction of all obligations of Cleveland- Cliffs to the Executive under the SRP.

                   (b) EMPLOYEE BENEFITS. For the greater of (i) one year or
(ii) the duration of the Period of Employment, Cleveland-Cliffs shall arrange to provide the Executive with Employee Benefits substantially similar to those which the Executive was receiving or entitled to receive immediately prior to the Termination Date as described in
Section 3(d) (and if and to the extent that such benefits shall not or cannot be paid or provided under any policy, plan, program or arrangement of Cleveland-Cliffs solely due to the fact that the Executive is no longer an officer or employee of Cleveland-Cliffs, then Cleveland-Cliffs shall itself pay or provide for the payment to the Executive, his dependents and beneficiaries, such Employee Benefits). Without otherwise limiting the purposes or effect of this Section 5(b), Employee Benefits payable to the Executive pursuant to this
Section 5(b) by reason of any "welfare benefit plan" of Cleveland-Cliffs (as the term "welfare benefit plan" is defined in Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) shall be reduced to the extent comparable welfare benefits are actually received by the Executive from another employer during the period beginning upon the occurrence of the Termination Date and ending upon the last day during which Cleveland-Cliffs is required to provide such Employee Benefits pursuant to the first sentence of this Section 5(b).

                  (c) STOCK OPTIONS, RESTRICTED STOCK AND PERFORMANCE SHARES. Upon the Termination Date, (i) all Stock Options granted to the Executive pursuant to the 1992 Incentive Equity Plan, or any successor plan or similar plan, shall be vested, (ii) the restrictions on any restricted stock awarded to the Executive under the 1992 Incentive Equity Plan, or any successor plan or similar plan, shall be released, and (iii) all Performance Share Awards under the Long-Term Performance Share Program under the 1992 Incentive Equity Plan for which the measurement period has not yet expired shall be earned assuming management objectives have been met at the target level.

                  (d) METHOD OF PAYMENT. Upon written notice given by the Executive to Cleveland-Cliffs prior to the occurrence of a Change of Control, the Executive, at his sole option, without adjustment to reflect the present value of such amounts as aforesaid, may elect to have all or any of the Severance Payment described in Section 5(a) hereof paid to him on a quarterly or monthly basis during the time remaining until the expiration of the third anniversary of the Change of Control.

                  (e) OUTPLACEMENT COUNSELING. Cleveland-Cliffs shall reimburse the Executive for reasonable expenses incurred for outplacement counseling (i) which are pre-approved by the Chief Human Resources Officer of Cleveland-Cliffs,
(ii) which do not exceed 15% of the Executive's annual Base Pay, and (iii) which are incurred by the Executive within six months following the Termination Date.

                  (f) SET-OFF AND COUNTERCLAIM. There shall be no right of set-off or counterclaim in respect of any claim, debt or obligation against any payment to or benefit for the Executive provided for in this Agreement.

                  (g) INTEREST. Without limiting the rights of the Executive at law or in equity, if Cleveland-Cliffs fails to make any payment required to be made hereunder on a timely basis, Cleveland-Cliffs shall pay interest on the amount thereof at an annualized rate of interest equal to the then-applicable Discount Rate.

                  (h) CALCULATION. The calculation of all payments of compensation and other benefits to be provided to Executive under this Agreement (other than payments pursuant to Section 8 hereof) shall be made by Hewitt Associates ("Hewitt"), or such other actuarial firm selected by Cleveland-Cliffs' independent accountants and satisfactory to Executive. Cleveland-Cliffs shall provide to such actuarial firm all information requested by such actuarial firm as necessary for or helpful to it to make the calculations hereunder.

                  6. SUPPLEMENTAL RETIREMENT PLAN. Cleveland-Cliffs hereby waives the discretionary right, at any time subsequent to the date of a Change of Control, to amend or terminate the SRP as to Executive as provided in paragraph 8 thereof or to terminate the rights of Executive or his beneficiary under the SRP in the event Executive engages in a competitive business as provided in any plan or arrangement between Cleveland-Cliffs and the Executive or applicable to the Executive, including but not limited to, the provisions of paragraph 4 of the SRP, or any similar provisions of any such plan or arrangement or other plan or arrangement supplementing or superseding the same. This Section 6 shall constitute a "Supplemental Agreement" as defined in Paragraph 1.J of the SRP. If Cleveland-Cliffs shall terminate the Executive's employment during the Period of Employment, other than for Cause pursuant to
Section 4(a) hereof, or if the Executive shall terminate his employment pursuant to Section 4(b) hereof, or if, following the end of the Period of Employment, the Executive's employment is terminated for any reason, for the purposes of computing the Executive's period of continuous service and of calculating and paying his benefit under the SRP:

                  (a) The Executive shall be credited with years of continuous service at the time of his termination of employment with Cleveland-Cliffs (by death or otherwise) equal to the greater of (i) the number of his actual years of continuous service or (ii) the number of years of continuous service he would have had if he had continued his employment with Cleveland-Cliffs until the expiration of the third anniversary of the Change of Control, and had he attained the greater of (iii) his actual chronological age or (iv) his chronological age at the expiration of the third anniversary of the Change of Control. In addition, the Executive shall be eligible for a 30-year pension benefit based upon his years of continuous service as computed under the preceding sentence. The Executive shall be eligible to commence the 30-year pension benefit on the earlier of (v) the date upon which the Executive would have otherwise reached 30 years of continuous service with Cleveland-Cliffs but for his termination of employment after the Change of Control, or (vi) the date upon which the sum of the Executive's years of continuous service (as computed in the first sentence of this subparagraph (a)) and the Executive's Credited Years of Industry Service (as defined in Section 1(d) hereof) is equal to 30 years; and

                   (b) The Executive shall be a "Participant" in the SRP, notwithstanding any limitations therein.

A copy of the SRP is attached to this Agreement as Exhibit A. The SRP is incorporated in all respects herein; provided, however, that the terms of this Agreement shall take precedence to the extent they are contrary to provisions contained in the SRP.

                   7. WELFARE BENEFIT CONTINUATION FOLLOWING TERMINATION AFTER PERIOD OF EMPLOYMENT. Following the later of the end of the Period of Employment, or Executive's termination of employment with Cleveland-Cliffs, Cleveland-Cliffs shall:

                  (a) Provide medical, hospital, surgical and prescription drug coverage, equivalent to that furnished on February 1, 1992 to officers who retire after January 1, 1990 by Cleveland-Cliffs, to the Executive and his spouse for their lifetimes, and to eligible dependents of the Executive for their periods of eligibility, through insurance or otherwise;

                  (b) Provide life insurance on the Executive, equivalent to that furnished on February 1, 1992 to officers who retire after January 1, 1990 by Cleveland-Cliffs, to the Executive for his lifetime; and

                  (c) Without otherwise limiting the purposes or effect of this
Section 7 hereof, welfare benefits payable to the Executive or his spouse or dependents pursuant to this Section 7 shall be reduced to the extent comparable welfare benefits are payable pursuant to Section 5(b) hereof or are actually received by the Executive or his spouse or dependents from another employer.

                  8. CERTAIN ADDITIONAL PAYMENTS BY CLEVELAND-CLIFFS. (a) Anything in this Agreement to the contrary notwithstanding, in the event that this Agreement shall become operative and it shall be determined (as hereafter provided) that any payment or distribution by Cleveland-Cliffs to or for the benefit of the Executive, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise pursuant to or by reason of any other agreement, policy, plan, program or arrangement, including without limitation any stock option, stock appreciation right or similar right, or the lapse or termination of any restriction on or the vesting or exercisability of any of the foregoing (a "Payment"), would be subject to the excise tax imposed by Section 4999 of the Code by reason of being considered "contingent on a change in ownership or control" of the Corporation, within the meaning of Section 280G of the Code (or any successor provision thereto) or to any similar tax imposed by state or local law, or any interest or penalties with respect to such tax (such tax or taxes, together with any such interest and penalties, being hereafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment or payments (collectively, a "Gross-Up Payment"); PROVIDED, HOWEVER, that no Gross-up Payment shall be made with respect to the Excise Tax, if any, attributable to
(i) any incentive stock option, as defined by Section 422 of the Code ("ISO") granted prior to the execution of this Agreement, or (ii) any stock appreciation or similar right, whether or not limited, granted in tandem with any ISO described in clause (i). The Gross-Up Payment shall be in an amount such that, after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payment.

                  (b) Subject to the provisions of Subsection (f) of this Section, all determinations required to be made under this Section, including whether an Excise Tax is payable by the Executive and the amount of such Excise Tax and whether a Gross-Up Payment is required to be paid by Cleveland-Cliffs to the Executive and the amount of such Gross-Up Payment, if any, shall be made by a nationally recognized accounting firm (the "Accounting Firm") selected by the Executive in his sole discretion. The Executive shall direct the Accounting Firm to submit its determination and detailed supporting calculations to both Cleveland-Cliffs and the Executive within 30 calendar days after the Termination Date, if applicable, and any such other time or times as may be requested by Cleveland-Cliffs or the Executive. If the Accounting Firm determines that any Excise Tax is payable by the Executive, Cleveland-Cliffs shall pay the required Gross-Up Payment to the Executive within five business days after receipt of such determination and calculations with respect to any Payment to the Executive. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall, at the same time as it makes such determination, furnish Cleveland-Cliffs and the Executive an opinion that the Executive has substantial authority not to report any Excise Tax on his federal, state or local income or other tax return. As a result of the uncertainty in the application of Section 4999 of the Code (or any successor provision thereto) and the possibility of similar uncertainty regarding applicable state or local tax law at the time of any determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by Cleveland-Cliffs should have been made (an "Underpayment"), consistent with the calculations required to be made hereunder. In the event that Cleveland-Cliffs exhausts or fails to pursue its remedies pursuant to Subsection (f) of this Section and the Executive thereafter is required to make a payment of any Excise Tax, the Executive shall direct the Accounting Firm to determine the amount of the Underpayment that has occurred and to submit its determination and detailed supporting calculations to both Cleveland-Cliffs and the Executive as promptly as possible. Any such Underpayment shall be promptly paid by Cleveland-Cliffs to, or for the benefit of, the

Executive within five business days after receipt of such determination and calculations.

                  (c) Cleveland-Cliffs and the Executive shall each provide the Accounting Firm access to and copies of any books, records and documents in the possession of Cleveland-Cliffs or the Executive, as the case may be, reasonably requested by the Accounting Firm, and otherwise cooperate with the Accounting Firm in connection with the preparation and issuance of the determinations and calculations contemplated by Subsection (b) of this Section. Any determination by the Accounting Firm as to the amount of the Gross-Up Payment shall be binding upon Cleveland-Cliffs and the Executive.

                  (d) The federal, state and local income or other tax returns filed by the Executive shall be prepared and filed on a consistent basis with the determination of the Accounting Firm with respect to the Excise Tax payable by the Executive. The Executive shall make proper payment of the amount of any Excise Payment, and at the request of Cleveland-Cliffs, provide to Cleveland-Cliffs true and correct copies (with any amendments) of his federal income tax return as filed with the Internal Revenue Service and corresponding state and local tax returns, if relevant, as filed with the applicable taxing authority, and such other documents reasonably requested by Cleveland-Cliffs, evidencing such payment. If prior to the filing of the Executive's federal income tax return, or corresponding state or local tax return, if relevant, the Accounting Firm determines that the amount of the Gross-Up Payment should be reduced, the Executive shall within five business days pay to Cleveland-Cliffs the amount of such reduction.

                  (e) The fees and expenses of the Accounting Firm for its services in connection with the determinations and calculations contemplated by Subsection (b) of this Section shall be borne by Cleveland-Cliffs. If such fees and expenses are initially paid by the Executive, Cleveland-Cliffs shall reimburse the Executive the full amount of such fees and expenses within five business days after receipt from the Executive of a statement therefor and reasonable evidence of his payment thereof.

                  (f) The Executive shall notify Cleveland-Cliffs in writing of any claim by the Internal Revenue Service or any other taxing authority that, if successful, would require the payment by Cleveland-Cliffs of a Gross-Up Payment. Such notification shall be given as promptly as practicable but no later than 10 business days after the Executive actually receives notice of such claim and the Executive shall further apprise Cleveland-Cliffs of the nature of such claim and the date on which such claim is requested to be paid (in each case, to the extent known by the Executive). The Executive shall not pay such claim prior to the earlier of (i) the expiration of the 30-calendar-day period following the date on which he gives such notice to Cleveland-Cliffs and (ii) the date that any payment of amount with respect to such claim is due. If Cleveland-Cliffs notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                      (i) provide Cleveland-Cliffs with any written records or documents in his possession relating to such claim reasonably requested by Cleveland-Cliffs;

                      (ii) take such action in connection with contesting such
                  claim as Cleveland-Cliffs shall reasonably request in writing from time to time, including without limitation accepting legal representation with respect to such claim by an attorney competent in respect of the subject matter and reasonably selected by Cleveland- Cliffs;

                     (iii) cooperate with Cleveland-Cliffs in good faith in order effectively to contest such claim; and

                      (iv) permit Cleveland-Cliffs to participate in any proceedings relating to such claim;

         PROVIDED, HOWEVER, that Cleveland-Cliffs shall bear and pay directly all costs and expenses (including interest and penalties) incurred in connection with such contest and shall indemnify and hold harmless the Executive, on an after-tax basis, for and against any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limiting the foregoing provisions of this Subsection, Cleveland-Cliffs shall control all proceedings taken in connection with the contest of any claim contemplated by this Subsection and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim (provided, however, that the Executive may participate therein at his own cost and expense) and may, at its option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as Cleveland-Cliffs shall determine; PROVIDED, HOWEVER, that if Cleveland-Cliffs directs the Executive to pay the tax claimed and sue for a refund, Cleveland-Cliffs shall advance the amount of such payment to the Executive on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income or other tax, including interest or penalties with respect thereto, imposed with respect to such advance; and PROVIDED FURTHER, HOWEVER, that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which the contested amount is claimed to be due is limited solely to such contested amount. Furthermore, Cleveland-Cliffs's control of any such contested claim shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (g) If, after the receipt by the Executive of an amount advanced by Cleveland-Cliffs pursuant to Subsection (f) of this Section, the Executive receives any refund with respect to such claim, the Executive shall (subject to Cleveland-Cliffs's complying with the requirements of Subsection (f) of this Section) promptly pay to Cleveland-Cliffs the amount of such refund (together with any interest paid or credited thereon after any taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by Cleveland-Cliffs pursuant to Subsection (f) of this Section, a determination is made that the Executive shall not be entitled to any refund with respect to such claim and Cleveland-Cliffs does not notify the Executive in writing of its intent to contest such denial or refund prior to the expiration of 30 calendar days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of any such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid by Cleveland-Cliffs to the Executive pursuant to this Section.

                  9. NO MITIGATION OBLIGATION: Cleveland-Cliffs hereby acknowledges that it will be difficult, and may be impossible, for the Executive to find reasonably comparable employment following the Termination Date and that the non-competition covenant contained in Section 11 hereof will further limit the employment opportunities for the Executive. Accordingly, the parties hereto expressly agree that except as expressly provided in Sections 5(b) and 7 hereof, the Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor shall any profits, income, earnings or other benefits from any source whatsoever create any mitigation, offset, reduction or any other obligation on the part of the Executive hereunder or otherwise.

                  10. CONFIDENTIALITY: The Executive acknowledges that all trade secrets, customer lists, and other confidential business information are the exclusive property of Cleveland-Cliffs, and the Executive shall not at any time during the Term of this Agreement or at any time thereafter, directly or indirectly reveal or cause to be revealed to any person or entity the trade secrets, customer lists and other confidential business information obtained as a result of the Executive's employment or relationship with Cleveland-Cliffs.

                   11. COMPETITIVE ACTIVITY: For a period of twenty-four (24) months from and after any termination of employment following the occurrence of a Change of Control, the Executive shall not become an officer, director, joint venturer, employee, consultant, 5-percent or more shareholder (directly or indirectly), or promote or assist (financially or otherwise) any entity which competes in any business in which Cleveland-Cliffs or any of its affiliates are engaged as of the date-of the Change of Control. For this purpose, business is defined as the iron and steel industry. The provisions of this Section 11 shall, following a Change of Control, supersede and be in lieu of any similar provision in any other plan or agreement involving Cleveland-Cliffs and the Executive, whether now existing or hereinafter adopted or entered into, including, but not limited to, the SRP.

                  12. RELEASE: Payment of the Severance Compensation set forth in Section 5 hereof is conditioned upon the Executive executing and delivering a release (the "Release") satisfactory to Cleveland-Cliffs releasing Cleveland-Cliffs, its directors, employees and affiliates from any and all claims, demands, damages, actions and/or causes of action whatsoever, which the Executive may have had on account of the termination of his employment, including, but not limited to claims of discrimination, including on the basis of sex, race, age, national origin, religion, or handicapped status (with all applicable periods during which the Executive may revoke the Release or any provision thereof having expired), and any and all claims, demands and causes of action for retirement (other than under any "pension benefit plan" or under any "welfare benefit plan" of Cleveland-Cliffs (as the terms "pension benefit plan" and "welfare benefit plan" are defined in Section 3 of ERISA) other than the
SRP), severance or other termination pay, and because pursuant to Section 5(a) the Executive is entitled to lump sum payments of Incentive Pay and benefits under the SRP, under the SRP and any incentive compensation plans and arrangements of Cleveland-Cliffs described in Section 3(b). Such Release shall not, however, apply to the obligations of Cleveland-Cliffs arising under this Agreement, or rights of indemnification the Executive may have under the Regulations of Cleveland-Cliffs or by contract or by statute.

                  13. LEGAL FEES AND EXPENSES: (a) It is the intent of Cleveland-Cliffs that the Executive not be required to incur any expenses associated with the enforcement of his rights under this Agreement by litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Executive hereunder. Accordingly, if it should appear to the Executive that Cleveland-Cliffs has failed to comply with any of its obligations under this Agreement or in the event that Cleveland-Cliffs or any other person takes any action to declare this Agreement void or unenforceable, or institutes any litigation designed to deny, or to recover from, the Executive the benefits intended to be provided to the Executive hereunder, Cleveland-Cliffs irrevocably authorizes the Executive from time to time to retain counsel of his choice, at the expense of Cleveland-Cliffs as hereafter provided, to represent the Executive in connection with the initiation or defense of any such litigation or other legal action, whether by or against Cleveland-Cliffs or any Director, officer, stockholder or other person affiliated with Cleveland-Cliffs, in any jurisdiction. Notwithstanding any existing or prior attorney-client relationship between Cleveland-Cliffs and such counsel, Cleveland-Cliffs irrevocably consents to the Executive's entering into an attorney-client relationship with such counsel, and in that connection Cleveland-Cliffs and the Executive agree that a confidential relationship shall exist between the Executive and such counsel. Cleveland-Cliffs shall promptly pay or cause to be paid and shall be solely responsible for any and all attorneys' and related fees and expenses incurred by the Executive as a result of Cleveland-Cliffs' failure to perform this Agreement or any provision hereof or as a result of Cleveland-Cliffs or any person contesting the validity or enforceability of this Agreement or any provision hereof as aforesaid.

                  (b) To ensure that the provisions of this Agreement can be enforced by Executive, certain trust arrangements ("Trusts") have been established between KeyTrust Company of Ohio, N.A., as Trustee ("Trustee"), and Cleveland-Cliffs. Trust Agreement No. 1 (Amended and Restated Effective June 1,
1997) ("Trust Agreement No. 1") dated June 12, 1997, and Trust Agreement No. 2 (Amended and Restated Effective June 1, 1997) ("Trust Agreement No. 2") dated June 12, 1997, as amended and/or restated, between the Trustee and Cleveland-Cliffs, are attached as Exhibits B and C, respectively. A Trust Agreement No. 7 ("Trust Agreement No. 7") dated April 9, 1991, as amended, between the Trustee and Cleveland-Cliffs, is attached as Exhibit D. Each such Trust Agreement shall be considered a part of this Agreement and shall set forth the terms and conditions relating to payment under Trust Agreement No. 1 of compensation and other benefits pursuant to Sections 3, 5 and 8 and pension benefits pursuant to Sections 3, 5 and 6 owed by Cleveland-Cliffs, payment from Trust Agreement No. 7 of certain pension benefits pursuant to Sections 3, 5 and 6 owed by Cleveland-Cliffs, and payment from Trust Agreement No. 2 for attorneys' fees and related fees and expenses pursuant to Section 13(a) hereof owed by Cleveland-Cliffs. Executive shall make demand on Cleveland-Cliffs for any payments due Executive pursuant to Section 13(a) hereof prior to making demand therefor on the Trustee under Trust Agreement No. 2.

                  (c) Upon the earlier to occur of (i) a Change of a Control or
(ii) a declaration by the Board that a Change of Control is imminent, Cleveland-Cliffs shall promptly to the extent it has not previously done so, and in any event within five (5) business days:

                  (A) transfer to Trustee to be added to the principal of the Trust under Trust Agreement No. 1 a sum equal to (I) the present value on the date of the Change of Control (or on such fifth business day if the Board has declared a Change of Control to be imminent) of the payments to be made to Executive under the provisions of Sections 3, 5, 6 and 8 hereof, such present value to be computed using the assumptions set forth in Section 5(a) hereof and the computations provided for in
         Section 8 hereof less (II) the balance in the Executive's account provided for in Section 7(b) of Trust Agreement No. 1 as of the most recent completed valuation thereof, less (III) the balance in the Executive's account provided for in Section 7(b) of Trust Agreement No. 7 as of the most recent completed valuation thereof, as certified by the Trustee under each of Trust Agreement No. 1 and Trust Agreement No. 7; provided, however, that if the Trustee under Trust Agreement No. 1 and/or Trust Agreement No. 7, respectively, does not so certify by the end of the fourth (4th) business day after the earlier of such Change of Control or declaration, then the balance of such respective account shall be deemed to be zero. Any payments of compensation, pension or other benefits by the Trustee pursuant to Trust Agreement No. 1 or Trust Agreement No. 7 shall, to the extent thereof, discharge Cleveland-Cliffs' obligation to pay compensation, pension and other benefits hereunder, it being the intent of Cleveland-Cliffs that assets in such Trusts be held as security for Cleveland-Cliffs' obligation to pay compensation, pension and other benefits under this Agreement; and

                  (B) transfer to the Trustee to be added to the principal of the Trust under Trust Agreement No. 2 the sum of TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) less any principal in such Trust on such fifth business day. Any payments of Executive's attorneys' and related fees and expenses by the Trustee pursuant to Trust Agreement No. 2 shall, to the extent thereof, discharge Cleveland-Cliffs' obligation hereunder, it being the intent of Cleveland-Cliffs that assets in such Trust be held as security for Cleveland-Cliffs' obligation under
         Section 13(a) hereof. Executive understands and acknowledges that the entire corpus of the Trust under Trust Agreement No. 2 will be $250,000 and that said amount will be available to discharge not only the obligations of the Cleveland-Cliffs to Executive under Section 13(a) hereof, but also similar obligations of the Cleveland-Cliffs to other executives and employees under similar provisions of other agreements and plans.

                  14. EMPLOYMENT RIGHTS: Nothing expressed or implied in this Agreement shall create any right or duty on the part of Cleveland-Cliffs or the Executive to have the Executive remain in the employment of Cleveland-Cliffs at any time prior to a Change of Control; provided, however, that any termination of employment of the Executive or the removal of the Executive from the office or position in Cleveland-Cliffs following the commencement of any discussion with a third person that ultimately results in a Change of Control shall be deemed to be a termination or removal of the Executive after a Change of Control for purposes of this Agreement. Executive expressly acknowledges that he is an employee at will, and that Cleveland-Cliffs may terminate him at any time during the Period of Employment for any reason if Cleveland-Cliffs pays the Severance Compensation provided for under Section 5 of this Agreement, and otherwise comply with its other continuing covenants in this Agreement, including without limitation, Sections 3 and 6.

                   15. WITHHOLDING OF TAXES: Cleveland-Cliffs may withhold from any amounts payable under this Agreement all federal, state, city or other taxes as shall be required pursuant to any law or government regulation or ruling.

                   16. SUCCESSORS AND BINDING AGREEMENT: (a) Cleveland-Cliffs shall require any successor (including without limitation any persons acquiring directly or indirectly all or substantially all of the business and/or assets of Cleveland-Cliffs whether by purchase, merger, consolidation, reorganization or otherwise, and such successor shall thereafter be deemed "Cleveland-Cliffs" for the purposes of this Agreement), by an agreement in form and substance satisfactory to the Executive, expressly to assume and agree to perform this Agreement in the same manner and to the same extent Cleveland-Cliffs would be required to perform if no such succession had taken place. This Agreement shall be binding upon and inure to the benefit of Cleveland-Cliffs and any successor to Cleveland-Cliffs but shall not otherwise be assignable, transferable or delegable by Cleveland-Cliffs.

                  (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees and/or legatees.

                  (c) This Agreement is personal in nature and neither of the parties hereto shall, without the consent of the other, assign, transfer or delegate this Agreement or any rights or obligations hereunder except as expressly provided in this Section 16. Without limiting the generality of the foregoing, the Executive's right to receive payments hereunder shall not be assignable, transferable or delegable, whether by pledge, creation of a security interest or otherwise, other than by a transfer by his will or by the laws of descent and distribution and, in the event of any attempted assignment or transfer contrary to this Section 16, Cleveland-Cliffs shall have no liability to pay any amount so attempted to be assigned, transferred or delegated.

                  (d) The agreement of Cleveland-Cliffs to make payments and/or provide benefits hereunder shall represent an unsecured obligation of Cleveland-Cliffs.

                  (e) Cleveland-Cliffs and the Executive recognize that each party will have no adequate remedy at law for breach by the other of any of the agreements contained herein and, in the event of any such breach, Cleveland-Cliffs and the Executive hereby agree and consent that the other shall be entitled to a decree of specific performance, mandamus or other appropriate remedy to enforce performance of this Agreement.

                   17. NOTICE: For all purposes of this Agreement, all communications including without limitation notices, consents, requests or approvals, provided for herein shall be in writing and shall be deemed to have been duly given when delivered or five business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed to such party's address as specified below, or at such other address as such party shall specify by notice to the other.
If to Cleveland-Cliffs, to:

                           Cleveland-Cliffs Inc
                           1100 Superior Avenue
                           Cleveland, Ohio  44114-2589
                           Attention:  Secretary

If to the Executive, to the last address shown on the records of Cleveland-Cliffs. Notices of change of address shall be effective only upon receipt.

                   18. GOVERNING LAW: The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Ohio, without giving effect to the principles of conflict of laws of such State.

                   19. VALIDITY: If any provision of this Agreement or the application of any provision hereof to any person or circumstance is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision to any other person or circumstances shall not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent (and only to the extent) necessary to make it enforceable, valid and legal.

                   20. AMENDMENT: This Agreement may be amended only by a written instrument signed by the parties hereto, which makes specific reference to this Agreement.

                   21. RIGHTS UNDER OTHER PLANS AND PROGRAMS: Anything in this Agreement to the contrary notwithstanding, no provision of this Agreement is intended, nor shall it be construed, to reduce or in any way restrict any benefit to which Executive may be entitled under any other agreement, plan or program providing benefits for Executive, including but not limited to the plans described in Sections 3 and 5 of this Agreement.

                  22. MISCELLANEOUS: No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and Cleveland-Cliffs. No waiver by either party hereto at any time of any breach by the other party hereto or compliance with any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, expressed or implied with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement.

                   23. COUNTERPARTS: This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same agreement.

                   24. CAPTIONS: The captions in this Agreement are for convenience of reference only and do not define, limit or describe the scope or intent of this Agreement or any part hereof and shall not be considered in any construction hereof.

                   IN WITNESS WHEREOF, Cleveland-Cliffs has caused this Agreement to be executed on its behalf by its duly authorized representative and Executive has hereunto set his hand, all as of the date and year first above written.

                                             CLEVELAND-CLIFFS INC

                                             By  /s/ John C. Morley
                                               -------------------------------
                                               Chairman, Compensation and
                                                Organization Committee

                                             /s/ M. Thomas Moore
                                             ---------------------------------
                                             M. Thomas Moore

                              AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT
                              --------------------

                  This AMENDED AND RESTATED EMPLOYMENT AGREEMENT ("Agreement"), dated as of June 30, 1997, by and between Cleveland-Cliffs Inc, an Ohio corporation ("Cleveland-Cliffs"), and William R. Calfee, Social Security Number ___ , who is presently Executive Vice President - Commercial of Cleveland-Cliffs (the "Executive"), amends and restates the Employment Agreement, dated as of February 1, 1992, between Cleveland-Cliffs and the Executive;

                                   WITNESSETH:

                  WHEREAS, the Executive is a senior executive of Cleveland-Cliffs and has made and is expected to continue to make major contributions to the profitability, growth and financial strength of Cleveland-Cliffs;

                  WHEREAS, Cleveland-Cliffs recognizes that, as is the case for most publicly held companies, the possibility of a Change of Control (as that term is hereafter defined) exists;

                  WHEREAS, Cleveland-Cliffs desires to assure itself of both present and future continuity of management in the event of a Change of Control and desires to establish certain minimum compensation rights of its senior executives, including the Executive, applicable in the event of a Change of Control;

                  WHEREAS, Cleveland-Cliffs wishes to ensure that its senior executives are not practically disabled from discharging their duties upon a Change of Control; and

                  WHEREAS, this Agreement is not intended to alter materially the compensation and benefits which the Executive could reasonably expect to receive from Cleveland-Cliffs absent a Change of Control and, accordingly, although effective and binding as of the date hereof, this Agreement shall become operative only upon the occurrence of a Change of Control;

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration including the Release provided for in Section 12 hereof, the receipt of which is hereby acknowledged, Cleveland-Cliffs and the Executive agree as follows:

                   1. OPERATION OF AGREEMENT; CERTAIN DEFINITIONS:
                   (a) This Agreement is a continuation of the employment agreement originally effective as of February 1, 1992 (the "Effective Date"), but, anything in this Agreement to the contrary notwithstanding, this Agreement shall not become operative unless and until there shall have occurred a Change of Control. For purposes of this Agreement, a "Change of Control" shall have occurred if at any time during the Term (as that term is hereafter defined) any of the following events shall occur:

                  (i) Cleveland-Cliffs shall merge into itself, or be merged or consolidated with, another corporation and as a result of such merger or consolidation less than 70% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of Cleveland-Cliffs as the same shall have existed immediately prior to such merger or consolidation;

                  (ii) Cleveland-Cliffs shall sell or otherwise transfer all or substantially all of its assets to any other corporation or other legal person, and immediately after such sale or transfer less than 70% of the combined voting power of the outstanding voting securities of such corporation or person is held in the aggregate by the former shareholders of Cleveland-Cliffs as the same shall have existed immediately prior to such sale or transfer;

                  (iii) A person, within the meaning of Section 3(a)(9) or of
         Section 13(d) (3) (as in effect on the date hereof) of the Securities Exchange Act of 1934, shall become the beneficial owner (as defined in Rule 13d-3 of the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934) of 30% or more of the outstanding voting securities of Cleveland-Cliffs (whether directly or indirectly); or

                  (iv) During any period of three consecutive years, individuals who at the beginning of any such period constitute the Board of Directors of Cleveland-Cliffs cease, for any reason, to constitute at least a majority thereof, unless the election, or the nomination for election by the shareholders of Cleveland-Cliffs, of each Director first elected during any such period was approved by a vote of at least one-third of the Directors of Cleveland-Cliffs who are Directors of Cleveland-Cliffs on the date of the beginning of any such period.

                  (b) Upon the occurrence of a Change of Control at any time during the Term, this Agreement shall become immediately operative.

                  (c) The period during which this Agreement shall be in effect (the "Term") shall commence as of the Effective Date hereof and shall expire as of the later of (i) the close of business on the eighth anniversary of the Effective Date and (ii) the expiration of the Period of Employment (as that term is hereafter defined); provided, however, that (A) this Agreement may be continued in full force and effect for an additional period or periods of one
(1) year if Cleveland-Cliffs and the Executive mutually agree to such extension or extensions, (B) this Agreement shall automatically renew for an additional period or periods of one (1) year if the end of the Term occurs during the period of any discussions with any party that might ultimately result in the occurrence of a Change of Control, and (C) subject to Section 14 hereof, if, prior to a Change of Control, the Executive ceases for any reason to be an officer of Cleveland-Cliffs, thereupon the Term shall be deemed to have expired and this Agreement shall immediately terminate and be of no further effect.

                  2. EMPLOYMENT; PERIOD OF EMPLOYMENT: (a) Subject to the terms and conditions of this Agreement, upon the occurrence of a Change of Control, Cleveland-Cliffs shall continue the Executive in its employ and the Executive shall remain in the employ of Cleveland-Cliffs for the period set forth in
Section 2(b) hereof (the "Period of Employment"), in the position and with substantially the same duties and responsibilities that he had immediately prior to the Change of Control, or to which Cleveland-Cliffs and the Executive may hereafter mutually agree in writing. Throughout the Period of Employment, the Executive shall devote substantially all of his time during normal business hours (subject to vacations, sick leave and other absences in accordance with the policies of Cleveland-Cliffs as in effect for senior executives immediately prior to the Change of Control) to the business and affairs of Cleveland-Cliffs, but nothing in this Agreement shall preclude the Executive from devoting reasonable periods of time during normal business hours to (i) serving as a director, trustee or member of or participant in any organization or business so long as such activity would not constitute Competitive Activity (as described in Section 11 hereof), (ii) engaging in charitable and community activities, or
(iii) managing his personal investments. The business, assets, and properties of Cleveland-Cliffs, as well as the support services and facilities available to the Executive, shall not differ materially from those of Cleveland-Cliffs immediately prior to the date of the Change of Control.

                  (b) The Period of Employment shall commence on the date of the occurrence of a Change of Control and, subject only to the provisions of Section 4 hereof, shall continue until the earlier of (i) the expiration of the third anniversary of the occurrence of the Change of Control, or (ii) the Executive's death.

                   3. COMPENSATION DURING PERIOD OF EMPLOYMENT: During the Period of Employment the Executive shall receive and be entitled to the following:

                   (a) an annual base salary at a rate not less than the Executive's annual fixed or base compensation (payable monthly or otherwise as in effect for senior executives of Cleveland-Cliffs immediately prior to the occurrence of a Change of Control) or such higher rate as may be determined from time to time by the Board of Directors of Cleveland-Cliffs (the "Board") or the Organization and Compensation Committee thereof (the Committee") (which base salary at such rate is herein referred to as "Base

Pay"), reduced by any disability benefits which the Executive receives under any Cleveland-Cliffs disability program;

                  (b) participation, consistent with past practices, in incentive compensation plans and arrangements of Cleveland-Cliffs in effect as of the date of the Change of Control, as the same may subsequently be modified, supplemented or replaced, including, without limitation, the Incentive Bonus Plan and the 1992 Incentive Equity Plan (including the Long-Term Performance Share Program), without material reduction in the reward opportunities available to the Executive, and without reduction in the target bonus and target award percentages applicable to the Executive immediately prior to the occurrence of a Change of Control (with annual amounts and opportunities awarded pursuant to such plans, programs and arrangements collectively referred to as "Incentive Pay");

                  (c) participation in the Cleveland-Cliffs Inc Supplemental Retirement Benefit Plan (As Amended and Restated as of January 1, 1997) ("Supplemental Retirement Plan" or "SRP"), as the same hereafter may be amended prior to a Change of Control, and modified as provided in Section 6 hereof; and

                  (d) participation, consistent with past practices, in all other employee benefit plans and practices of Cleveland-Cliffs in effect as of the date of the Change of Control (including, without limitation, medical, dental, hospitalization, health and welfare plans, life, long-term disability and accident insurance programs, employee savings and investment plans, stock ownership plans and retirement plans and supplemental arrangements), as the same may be modified, supplemented or replaced without material reduction in total value of the benefits to Executive (collectively, "Employee Benefits").

                   4. TERMINATION FOLLOWING A CHANGE OF CONTROL: (a) In the event of the occurrence of a Change of Control, the Executive's employment may be terminated by Cleveland-Cliffs during the Period of Employment and the Executive shall be entitled to the benefits provided by Section 5 unless such termination is the result of the occurrence of one or more of the following events:

               (i)   The Executive's death; or

              (ii) The Executive's employment is terminated for Cause.

For purposes of this Agreement, "Cause" shall mean that, prior to any termination pursuant to Section 4(b), the Executive shall have committed any act that is materially inimical to the best interests of Cleveland-Cliffs and that constitutes common law fraud, a felony, or other gross malfeasance of duty. The Executive shall not be deemed to have been terminated for "Cause" hereunder unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the Board then in office at a meeting of the Board called and held for such purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with his counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive committed an act set forth in this Section 4(a) and specifying the particulars thereof in detail. Nothing herein shall limit the right of the Executive or his beneficiaries to contest the validity or propriety of any such determination.

                  (b) During the Period of Employment the Executive shall be entitled to the benefits as provided in Section 5 hereof upon the occurrence of one or more of the following events:

                  (i) The Executive's "Disability", shall be deemed to have occurred six (6) months after the Executive shall have become totally and permanently disabled by bodily or mental injury or disease so as to be prevented thereby from engaging in any executive employment or occupation for remuneration or profit, as determined and certified to Cleveland-Cliffs and the Executive by The Cleveland Clinic (or if it is unwilling or unable to act, by one or more physicians designated for such purpose by the Cleveland Academy of Medicine or its successor organization); or

                  (ii) Termination by the Executive of his employment with Cleveland-Cliffs upon the occurrence of any of the following events:

                           (A) The failure to elect, reelect or otherwise to
                  maintain the Executive in the office or position, or a substantially equivalent office or position, of or with Cleveland-Cliffs which the Executive held immediately prior to a Change of Control, or the removal of, or failure to reelect, the Executive as a Director of Cleveland-Cliffs (or any successor thereto), if the Executive shall have been a Director of Cleveland-Cliffs immediately prior to the Change of Control;

                           (B) (I) A significant adverse change in the nature or
                  scope of the authorities, powers, functions, responsibilities or duties attached to the position with Cleveland-Cliffs which the Executive held immediately prior to the Change of Control,
                  (II) a reduction in the aggregate of the Executive's Base Pay and Incentive Pay received from Cleveland-Cliffs, or a reduction in the Executive's opportunities for Incentive Pay (including, but not limited to, a reduction in target bonus percentage or target award opportunity (whether measured by number of performance shares or management objectives)) provided by Cleveland-Cliffs, or (III) a reduction or termination of any benefits described in Section 3(c) or (d) hereof to which the Executive was entitled immediately prior to the Change of Control, any of which is not remedied by Cleveland-Cliffs within 10 calendar days after receipt by Cleveland-Cliffs of written notice from the Executive of such change, reduction or termination, as the case may be;

                           (C) A determination by the Executive (which
                  determination will be conclusive and binding upon the parties hereto provided it has been made in good faith and in all events will be presumed to have been made in good faith unless otherwise shown by Cleveland-Cliffs by clear and convincing evidence) that a change in circumstances has occurred following a Change of Control, including, without limitation, a change in the scope of the business or other activities for which the Executive was responsible immediately prior to the Change of Control, which has rendered the Executive substantially unable to carry out, has substantially hindered the Executive's performance of, or has caused the Executive to suffer a substantial reduction in, any of the authorities, powers, functions, responsibilities or duties attached to the position held by the Executive immediately prior to the Change of Control, which situation is not remedied by Cleveland-Cliffs within ten calendar days after written notice to Cleveland-Cliffs from the Executive of such determination;

                           (D) The liquidation, dissolution, merger,
                  consolidation or reorganization of Cleveland-Cliffs or the transfer of all or a significant portion of its business and/or assets, unless the successor or successors (by liquidation, merger, consolidation, reorganization or otherwise) to which all or a significant portion of its business and/or assets have been transferred (directly or by operation of law) shall have assumed all duties and obligations of Cleveland-Cliffs under this Agreement pursuant to Section 16 hereof;

                           (E) The relocation of Cleveland-Cliffs' principal
                  executive offices, or a requirement that the Executive change his principal location of work to any location which is in excess of 25 miles from the location thereof immediately prior to the Change of Control, or a requirement that the Executive travel away from his office in the course of discharging his responsibilities or duties hereunder at least 20% more (in terms of aggregate days in any calendar year or in any calendar quarter when annualized for purposes of comparison to any prior year) than was required of him prior to the Change of Control without, in any case described above, the prior written consent of the Executive; or

                           (F) Without limiting the generality or effect of the foregoing, any material breach of this Agreement by Cleveland-Cliffs or any successor thereto.

                   (c) A termination by Cleveland-Cliffs pursuant to Section 4(a) hereof other than for Cause or by the Executive pursuant to Section 4(b) hereof shall not affect any rights which the Executive may have pursuant to any agreement, policy, plan, program or arrangement of Cleveland-Cliffs, which rights shall be governed by the terms thereof, subject, however, to the modifications in Section 6 hereof. If this Agreement or the employment of the Executive is terminated under circumstances in which the Executive is not entitled to any payments under Sections 3 or 5 hereof, the Executive shall have no further obligation or liability to Cleveland-Cliffs hereunder with respect to his prior or any future employment by Cleveland-Cliffs.

                  5. SEVERANCE COMPENSATION: If Cleveland-Cliffs shall terminate the Executive's employment during the Period of Employment, other than pursuant to Cause under Section 4(a) hereof, or if the Executive shall terminate his employment pursuant to Section 4(b) hereof, then in lieu of any further payments to the Executive for periods subsequent to the date of the Executive's termination of employment (the "Termination Date"), the date of which shall be the date of termination or such other date that may be specified by the Executive if the termination is pursuant to Section 4(b) hereof, Cleveland-Cliffs shall provide Severance Compensation to the Executive as described below:

                   (a) SEVERANCE PAY. Within five business days after the Termination Date:

                  (i) Cleveland-Cliffs shall pay to the Executive a lump sum payment (the "Severance Payment") in an amount equal to the present value (using a discount rate prescribed for purposes of valuation computations under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") or any successor provision thereto, or if no such rate is so prescribed, a rate equal to the then "applicable interest rate" under Section 417(e)(3)(A)(ii)(II) of the Code for the month in which the Termination Date occurs (the "Discount Rate")) of

                           (A) the amount of Base Pay that would have been paid
                  to the Executive pursuant to Section 3(a) for the greater of
                  (I) one year or (II) the duration of the Period of Employment, in each case if the termination had not taken place (at the rate in effect immediately prior to the Change of Control or prior to the Termination Date, whichever is higher) and, if the Termination is on account of the Executive's Disability, reduced by the amount of disability benefits that would have been paid to the Executive for the duration of the Period of Employment if the termination had not taken place; plus

                           (B) the amount of Average Incentive Pay (as that term is hereinafter defined) that would have been paid to the Executive pursuant to Section 3(b) for the greater of
                  (I) one year or (II) the duration of the Period of Employment if the termination had not taken place.

                  For purposes of this Agreement, Average Incentive Pay for any 12 month period shall mean an amount which is the greater of
                  (III) the average amount of Incentive Pay (as defined in Section 3(b) hereof) awarded to the Executive for the three calendar years immediately prior to the Termination Date, or
                  (IV) the amount of the most recent award of Incentive Pay.

                  (ii) Cleveland-Cliffs shall pay to the Executive a lump sum payment (the "SRP Payment") in an amount equal to the sum of the future pension benefits (converted to a lump sum of actuarial equivalence) which the Executive would have been entitled to receive at or after the end of the Period of Employment under the SRP, as the same may be further amended prior to a Change of Control and as modified by Section 6 hereof (assuming Base Salary at the rate in effect immediately prior to the occurrence of Change of Control and Incentive Pay equivalent to the amount of Average Incentive Pay), if the Executive had remained in the full-time employment of Cleveland-Cliffs until the end of the Period of Employment.

         The calculation of the SRP Payment and its actuarial equivalence shall be made as of the date the Executive is terminated. The lump sum of actuarial equivalence shall be calculated as of the end of the Period of Employment using the assumptions and factors used in the SRP, and such sums shall be discounted to the date of payment using the Discount Rate.

         Payment of the SRP Payment by Cleveland-Cliffs shall be deemed to be a satisfaction of all obligations of Cleveland- Cliffs to the Executive under the SRP.

                  (b) EMPLOYEE BENEFITS. For the greater of (i) one year or (ii) the duration of the Period of Employment, Cleveland-Cliffs shall arrange to provide the Executive with Employee Benefits substantially similar to those which the Executive was receiving or entitled to receive immediately prior to the Termination Date as described in Section 3(d) (and if and to the extent that such benefits shall not or cannot be paid or provided under any policy, plan, program or arrangement of Cleveland-Cliffs solely due to the fact that the Executive is no longer an officer or employee of Cleveland-Cliffs, then Cleveland-Cliffs shall itself pay or provide for the payment to the Executive, his dependents and beneficiaries, such Employee Benefits). Without otherwise limiting the purposes or effect of this Section 5(b), Employee Benefits payable to the Executive pursuant to this Section 5(b) by reason of any "welfare benefit plan" of Cleveland-Cliffs (as the term "welfare benefit plan" is defined in Section 3(1) of the

Employee Retirement Income Security Act of 1974, as amended ("ERISA")) shall be reduced to the extent comparable welfare benefits are actually received by the Executive from another employer during the period beginning upon the occurrence of the Termination Date and ending upon the last day during which Cleveland-Cliffs is required to provide such Employee Benefits pursuant to the first sentence of this Section 5(b).

                  (c) STOCK OPTIONS, RESTRICTED STOCK AND PERFORMANCE SHARES. Upon the Termination Date, (i) all Stock Options granted to the Executive pursuant to the 1992 Incentive Equity Plan, or any successor plan or similar plan, shall be vested, (ii) the restrictions on any restricted stock awarded to the Executive under the 1992 Incentive Equity Plan, or any successor plan or similar plan, shall be released, and (iii) all Performance Share Awards under the Long-Term Performance Share Program under the 1992 Incentive Equity Plan for which the measurement period has not yet expired shall be earned assuming management objectives have been met at the target level.

                  (d) METHOD OF PAYMENT. Upon written notice given by the Executive to Cleveland-Cliffs prior to the occurrence of a Change of Control, the Executive, at his sole option, without adjustment to reflect the present value of such amounts as aforesaid, may elect to have all or any of the Severance Payment described in Section 5(a) hereof paid to him on a quarterly or monthly basis during the time remaining until the expiration of the third anniversary of the Change of Control.

                  (e) OUTPLACEMENT COUNSELING. Cleveland-Cliffs shall reimburse the Executive for reasonable expenses incurred for outplacement counseling (i) which are pre-approved by the Chief Human Resources Officer of Cleveland-Cliffs,
(ii) which do not exceed 15% of the Executive's annual Base Pay, and (iii) which are incurred by the Executive within six months following the Termination Date.

                  (f) SET-OFF AND COUNTERCLAIM. There shall be no right of set-off or counterclaim in respect of any claim, debt or obligation against any payment to or benefit for the Executive provided for in this Agreement.

                  (g) INTEREST. Without limiting the rights of the Executive at law or in equity, if Cleveland-Cliffs fails to make any payment required to be made hereunder on a timely basis, Cleveland-Cliffs shall pay interest on the amount thereof at an annualized rate of interest equal to the then-applicable Discount Rate.

                  (h) CALCULATION. The calculation of all payments of compensation and other benefits to be provided to Executive under this Agreement (other than payments pursuant to Section 8 hereof) shall be made by Hewitt Associates ("Hewitt"), or such other actuarial firm selected by Cleveland-Cliffs' independent accountants and satisfactory to Executive. Cleveland-Cliffs shall provide to such actuarial firm all information requested by such actuarial firm as necessary for or helpful to it to make the calculations hereunder.

                  6. SUPPLEMENTAL RETIREMENT PLAN. Cleveland-Cliffs hereby waives the discretionary right, at any time subsequent to the date of a Change of Control, to amend or terminate the SRP as to Executive as provided in paragraph 8 thereof or to terminate the rights of Executive or his beneficiary under the SRP in the event Executive engages in a competitive business as provided in any plan or arrangement between Cleveland-Cliffs and the Executive or applicable to the Executive, including but not limited to, the provisions of paragraph 4 of the SRP, or any similar provisions of any such plan or arrangement or other plan or arrangement supplementing or superseding the same. This Section 6 shall constitute a "Supplemental Agreement" as defined in Paragraph 1.J of the SRP. If Cleveland-Cliffs shall terminate the Executive's employment during the Period of Employment, other than for Cause pursuant to
Section 4(a) hereof, or if the Executive shall terminate his employment pursuant to Section 4(b) hereof, or if, following the end of the Period of Employment, the Executive's employment is terminated for any reason, for the purposes of computing the Executive's period of continuous service and of calculating and paying his benefit under the SRP:

                  (a) The Executive shall be credited with years of continuous service at the time of his termination of employment with Cleveland-Cliffs (by death or otherwise) equal to the greater of (i) the number of his actual years of continuous service or (ii) the number of years of continuous service he would have had if he had continued his employment with Cleveland-Cliffs until the expiration of the third anniversary of the Change of Control, and had he attained the greater of (iii) his actual chronological age or (iv) his chronological age at the expiration of the third anniversary of the Change of Control. In addition, the Executive shall be eligible for a 30-year pension benefit based upon his years of continuous service as computed under the preceding sentence. The Executive shall be eligible to commence the 30-year pension benefit on the date upon which the Executive would have otherwise reached 30 years of continuous service with Cleveland-Cliffs but for his termination of employment after the Change of Control; and

                   (b) The Executive shall be a "Participant" in the SRP, notwithstanding any limitations therein.

A copy of the SRP is attached to this Agreement as Exhibit A. The SRP is incorporated in all respects herein; provided, however, that the terms of this Agreement shall take precedence to the extent they are contrary to provisions contained in the SRP.

                   7. WELFARE BENEFIT CONTINUATION FOLLOWING TERMINATION AFTER PERIOD OF EMPLOYMENT. Following the later of the end of the Period of Employment, or Executive's termination of employment with Cleveland-Cliffs, Cleveland-Cliffs shall:

                   (a) Provide medical, hospital, surgical and prescription drug coverage, equivalent to that furnished on February 1, 1992 to officers who retire after January 1, 1990 by Cleveland-Cliffs, to the Executive and his spouse for their lifetimes, and to eligible dependents of the Executive for their periods of eligibility, through insurance or otherwise;

                  (b) Provide life insurance on the Executive, equivalent to that furnished on February 1, 1992 to officers who retire after January 1, 1990 by Cleveland-Cliffs, to the Executive for his lifetime; and

                  (c) Without otherwise limiting the purposes or effect of this
Section 7 hereof, welfare benefits payable to the Executive or his spouse or dependents pursuant to this Section 7 shall be reduced to the extent comparable welfare benefits are payable pursuant to Section 5(b) hereof or are actually received by the Executive or his spouse or dependents from another employer.

                  8. CERTAIN ADDITIONAL PAYMENTS BY CLEVELAND-CLIFFS. (a) Anything in this Agreement to the contrary notwithstanding, in the event that this Agreement shall become operative and it shall be determined (as hereafter provided) that any payment or distribution by Cleveland-Cliffs to or for the benefit of the Executive, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise pursuant to or by reason of any other agreement, policy, plan, program or arrangement, including without limitation any stock option, stock appreciation right or similar right, or the lapse or termination of any restriction on or the vesting or exercisability of any of the foregoing (a "Payment"), would be subject to the excise tax imposed by Section 4999 of the Code by reason of being considered "contingent on a change in ownership or control" of the Corporation, within the meaning of Section 280G of the Code (or any successor provision thereto) or to any similar tax imposed by state or local law, or any interest or penalties with respect to such tax (such tax or taxes, together with any such interest and penalties, being hereafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment or payments (collectively, a "Gross-Up Payment"); PROVIDED, HOWEVER, that no Gross-up Payment shall be made with respect to the Excise Tax, if any, attributable to
(i) any incentive stock option, as defined by Section 422 of the Code ("ISO") granted prior to the execution of this Agreement, or (ii) any stock appreciation or similar right, whether or not limited, granted in tandem with any ISO described in clause (i). The Gross-Up Payment shall be in an amount such that, after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payment.

                  (b) Subject to the provisions of Subsection (f) of this Section, all determinations required to be made under this Section, including whether an Excise Tax is payable by the Executive and the amount of such Excise Tax and whether a Gross-Up Payment is required to be paid by Cleveland-Cliffs to the Executive and the amount of such Gross-Up Payment, if any, shall be made by a nationally recognized accounting firm (the "Accounting Firm") selected by the Executive in his sole discretion. The Executive shall direct the Accounting Firm to submit its determination and detailed supporting calculations to both Cleveland-Cliffs and the Executive within 30 calendar days after the Termination Date, if applicable, and any such other time or times as may be requested by Cleveland-Cliffs or the Executive. If the Accounting Firm determines that any Excise Tax is payable by the Executive, Cleveland-Cliffs shall pay the required Gross-Up Payment to the Executive within five business days after receipt of such determination and calculations with respect to any Payment to the Executive. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall, at the same time as it makes such determination, furnish Cleveland-Cliffs and the Executive an opinion that the Executive has substantial authority not to report any Excise Tax on his federal, state or local income or other tax return. As a result of the uncertainty in the application of Section 4999 of the Code (or any successor provision thereto) and the possibility of similar uncertainty regarding applicable state or local tax law at the time of any determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by Cleveland-Cliffs should have been made (an "Underpayment"), consistent with the calculations required to be made hereunder. In the event that Cleveland-Cliffs exhausts or fails to pursue its remedies pursuant to Subsection (f) of this Section and the Executive thereafter is required to make a payment of any Excise Tax, the Executive shall direct the Accounting Firm to determine the amount of the Underpayment that has occurred and to submit its determination and detailed supporting calculations to both Cleveland-Cliffs and the Executive as promptly as possible. Any such Underpayment shall be promptly paid by Cleveland-Cliffs to, or for the benefit of, the Executive within five business days after receipt of such determination and calculations.

                  (c) Cleveland-Cliffs and the Executive shall each provide the Accounting Firm access to and copies of any books, records and documents in the possession of Cleveland-Cliffs or the Executive, as the case may be, reasonably requested by the Accounting Firm, and otherwise cooperate with the Accounting Firm in connection with the preparation and issuance of the determinations and calculations contemplated by Subsection (b) of this Section. Any determination by the Accounting Firm as to the amount of the Gross-Up Payment shall be binding upon Cleveland- Cliffs and the Executive.

                   (d) The federal, state and local income or other tax returns filed by the Executive shall be prepared and filed on a consistent basis with the determination of the Accounting Firm with respect to the Excise Tax payable by the Executive. The Executive shall make proper payment of the amount of any Excise Payment, and at the request of Cleveland-Cliffs, provide to Cleveland-Cliffs true and correct copies (with any amendments) of his federal income tax return as filed with the Internal Revenue Service and corresponding state and local tax returns, if relevant, as filed with the applicable taxing authority, and such other documents reasonably requested by Cleveland-Cliffs, evidencing such payment. If prior to the filing of the Executive's federal income tax return, or corresponding state or local tax return, if relevant, the Accounting Firm determines that the amount of the Gross-Up Payment should be reduced, the Executive shall within five business days pay to Cleveland-Cliffs the amount of such reduction.

                  (e) The fees and expenses of the Accounting Firm for its services in connection with the determinations and calculations contemplated by Subsection (b) of this Section shall be borne by Cleveland-Cliffs. If such fees and expenses are initially paid by the Executive, Cleveland-Cliffs shall reimburse the Executive the full amount of such fees and expenses within five business days after receipt from the Executive of a statement therefor and reasonable evidence of his payment thereof.

                  (f) The Executive shall notify Cleveland-Cliffs in writing of any claim by the Internal Revenue Service or any other taxing authority that, if successful, would require the payment by Cleveland-Cliffs of a Gross-Up Payment. Such notification shall be given as promptly as practicable but no later than 10 business days after the Executive actually receives notice of such claim and the Executive shall further apprise Cleveland-Cliffs of the nature of such claim and the date on which such claim is requested to be paid (in each case, to the extent known by the Executive). The Executive shall not pay such claim prior to the earlier of (i) the expiration of the 30-calendar-day period following the date on which he gives such notice to Cleveland-Cliffs and (ii) the date that any payment of amount with respect to such claim is due. If Cleveland-Cliffs notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                           (i) provide Cleveland-Cliffs with any written records or documents in his possession relating to such claim reasonably requested by Cleveland-Cliffs;

                      (ii) take such action in connection with contesting such
                  claim as Cleveland-Cliffs shall reasonably request in writing from time to time, including without limitation accepting legal representation with respect to such claim by an attorney competent in respect of the subject matter and reasonably selected by Cleveland- Cliffs;

                     (iii) cooperate with Cleveland-Cliffs in good faith in order effectively to contest such claim; and

                      (iv) permit Cleveland-Cliffs to participate in any proceedings relating to such claim;

         PROVIDED, HOWEVER, that Cleveland-Cliffs shall bear and pay directly all costs and expenses (including interest and penalties) incurred in connection with such contest and shall indemnify and hold harmless the Executive, on an after-tax basis, for and against any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limiting the foregoing provisions of this Subsection, Cleveland-Cliffs shall control all proceedings taken in connection with the contest of any claim contemplated by this Subsection and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim (provided, however, that the Executive may participate therein at his own cost and expense) and may, at its option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as Cleveland-Cliffs shall determine; PROVIDED, HOWEVER, that if Cleveland-Cliffs directs the Executive to pay the tax claimed and sue for a refund, Cleveland-Cliffs shall advance the amount of such payment to the Executive on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income or other tax, including interest or penalties with respect thereto, imposed with respect to such advance; and PROVIDED FURTHER, HOWEVER, that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which the contested amount is claimed to be due is limited solely to such contested amount. Furthermore, Cleveland-Cliffs's control of any such contested claim shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (g) If, after the receipt by the Executive of an amount advanced by Cleveland-Cliffs pursuant to Subsection (f) of this Section, the Executive receives any refund with respect to such claim, the Executive shall (subject to Cleveland-Cliffs's complying with the requirements of Subsection (f) of this Section) promptly pay to Cleveland-Cliffs the amount of such refund (together with any interest paid or credited thereon after any taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by Cleveland-Cliffs pursuant to Subsection (f) of this Section, a determination is made that the Executive shall not be entitled to any refund with respect to such claim and Cleveland-Cliffs does not notify the Executive in writing of its intent to contest such denial or refund prior to the expiration of 30 calendar days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of any such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid by Cleveland-Cliffs to the Executive pursuant to this Section.

                  9. NO MITIGATION OBLIGATION: Cleveland-Cliffs hereby acknowledges that it will be difficult, and may be impossible, for the Executive to find reasonably comparable employment following the Termination Date and that the non-competition covenant contained in Section 11 hereof will further limit the employment opportunities for the Executive. Accordingly, the parties hereto expressly agree that except as expressly provided in Sections 5(b) and 7 hereof, the Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor shall any profits, income, earnings or other benefits from any source whatsoever create any mitigation, offset, reduction or any other obligation on the part of the Executive hereunder or otherwise.

                  10. CONFIDENTIALITY: The Executive acknowledges that all trade secrets, customer lists, and other confidential business information are the exclusive property of Cleveland-Cliffs, and the Executive shall not at any time during the Term of this Agreement or at any time thereafter, directly or indirectly reveal or cause to be revealed to any person or entity the trade secrets, customer lists and other confidential business information obtained as a result of the Executive's employment or relationship with Cleveland-Cliffs.

                  11. COMPETITIVE ACTIVITY: For a period of twenty-four (24) months from and after any termination of employment following the occurrence of a Change of Control, the Executive shall not become an officer, director, joint venturer, employee, consultant, 5-percent or more shareholder (directly or indirectly), or promote or assist (financially or otherwise) any entity which competes in any business in which Cleveland-Cliffs or any of its affiliates are engaged as of the date-of the Change of Control. For this purpose, business is defined as the iron and steel industry. The provisions of this Section 11 shall, following a Change of Control, supersede and be in lieu of any similar provision in any other plan or agreement involving Cleveland-Cliffs and the Executive, whether now existing or hereinafter adopted or entered into, including, but not limited to, the SRP.

                  12. RELEASE: Payment of the Severance Compensation set forth in Section 5 hereof is conditioned upon the Executive executing and delivering a release (the "Release") satisfactory to Cleveland-Cliffs releasing Cleveland-Cliffs, its directors, employees and affiliates from any and all claims, demands, damages, actions and/or causes of action whatsoever, which the Executive may have had on account of the termination of his employment, including, but not limited to claims of discrimination, including on the basis of sex, race, age, national origin, religion, or handicapped status (with all applicable periods during which the Executive may revoke the Release or any provision thereof having expired), and any and all claims, demands and causes of action for retirement (other than under any "pension benefit plan" or under any "welfare benefit plan" of Cleveland-Cliffs (as the terms "pension benefit plan" and "welfare benefit plan" are defined in Section 3 of ERISA) other than the SRP), severance or other termination pay, and because pursuant to Section 5(a) the Executive is entitled to lump sum payments of Incentive Pay and benefits under the SRP, under the SRP and any incentive compensation plans and arrangements of Cleveland-Cliffs described in Section 3(b). Such Release shall not, however, apply to the obligations of Cleveland-Cliffs arising under this Agreement, or rights of indemnification the Executive may have under the Regulations of Cleveland-Cliffs or by contract or by statute.

                  13. LEGAL FEES AND EXPENSES: (a) It is the intent of Cleveland-Cliffs that the Executive not be required to incur any expenses associated with the enforcement of his rights under this Agreement by litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Executive hereunder. Accordingly, if it should appear to the Executive that Cleveland-Cliffs has failed to comply with any of its obligations under this Agreement or in the event that Cleveland-Cliffs or any other person takes any action to declare this Agreement void or unenforceable, or institutes any litigation designed to deny, or to recover from, the Executive the benefits intended to be provided to the Executive hereunder, Cleveland-Cliffs irrevocably authorizes the Executive from time to time to retain counsel of his choice, at the expense of Cleveland-Cliffs as hereafter provided, to represent the Executive in connection with the initiation or defense of any such litigation or other legal action, whether by or against Cleveland-Cliffs or any Director, officer, stockholder or other person affiliated with Cleveland-Cliffs, in any jurisdiction. Notwithstanding any existing or prior attorney-client relationship between Cleveland-Cliffs and such counsel, Cleveland-Cliffs irrevocably consents to the Executive's entering into an attorney-client relationship with such counsel, and in that connection Cleveland-Cliffs and the Executive agree that a confidential relationship shall exist between the Executive and such counsel. Cleveland-Cliffs shall promptly pay or cause to be paid and shall be solely responsible for any and all attorneys' and related fees and expenses incurred by the Executive as a result of Cleveland-Cliffs' failure to perform this Agreement or any provision hereof or as a result of Cleveland-Cliffs or any person contesting the validity or enforceability of this Agreement or any provision hereof as aforesaid.

                   (b) To ensure that the provisions of this Agreement can be enforced by Executive, certain trust arrangements ("Trusts") have been established between KeyTrust Company of Ohio, N.A., as Trustee ("Trustee"), and Cleveland-Cliffs. Trust Agreement No. 1 (Amended and Restated Effective June 1,
1997) ("Trust Agreement

No. 1") dated June 12, 1997, and Trust Agreement No. 2 (Amended and Restated Effective June 1, 1997) ("Trust Agreement No. 2") dated June 12, 1997, as amended and/or restated, between the Trustee and Cleveland-Cliffs, are attached as Exhibits B and C, respectively. A Trust Agreement No. 7 ("Trust Agreement No. 7") dated April 9, 1991, as amended, between the Trustee and Cleveland-Cliffs, is attached as Exhibit D. Each such Trust Agreement shall be considered a part of this Agreement and shall set forth the terms and conditions relating to payment under Trust Agreement No. 1 of compensation and other benefits pursuant to Sections 3, 5 and 8 and pension benefits pursuant to Sections 3, 5 and 6 owed by Cleveland-Cliffs, payment from Trust Agreement No. 7 of certain pension benefits pursuant to Sections 3, 5 and 6 owed by Cleveland-Cliffs, and payment from Trust Agreement No. 2 for attorneys' fees and related fees and expenses pursuant to Section 13(a) hereof owed by Cleveland-Cliffs. Executive shall make demand on Cleveland-Cliffs for any payments due Executive pursuant to Section 13(a) hereof prior to making demand therefor on the Trustee under Trust Agreement No. 2.

                  (c) Upon the earlier to occur of (i) a Change of a Control or
(ii) a declaration by the Board that a Change of Control is imminent, Cleveland-Cliffs shall promptly to the extent it has not previously done so, and in any event within five (5) business days:

                  (A) transfer to Trustee to be added to the principal of the Trust under Trust Agreement No. 1 a sum equal to (I) the present value on the date of the Change of Control (or on such fifth business day if the Board has declared a Change of Control to be imminent) of the payments to be made to Executive under the provisions of Sections 3, 5, 6 and 8 hereof, such present value to be computed using the assumptions set forth in Section 5(a) hereof and the computations provided for in
         Section 8 hereof less (II) the balance in the Executive's account provided for in Section 7(b) of Trust Agreement No. 1 as of the most recent completed valuation thereof, less (III) the balance in the Executive's account provided for in Section 7(b) of Trust Agreement No. 7 as of the most recent completed valuation thereof, as certified by the Trustee under each of Trust Agreement No. 1 and Trust Agreement No. 7; provided, however, that if the Trustee under Trust Agreement No. 1 and/or Trust Agreement No. 7, respectively, does not so certify by the end of the fourth (4th) business day after the earlier of such Change of Control or declaration, then the balance of such respective account shall be deemed to be zero. Any payments of compensation, pension or other benefits by the Trustee pursuant to Trust Agreement No. 1 or Trust Agreement No. 7 shall, to the extent thereof, discharge Cleveland-Cliffs' obligation to pay compensation, pension and other benefits hereunder, it being the intent of Cleveland-Cliffs that assets in such Trusts be held as security for Cleveland-Cliffs' obligation to pay compensation, pension and other benefits under this Agreement; and

                  (B) transfer to the Trustee to be added to the principal of the Trust under Trust Agreement No. 2 the sum of TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) less any principal in such Trust on such fifth business day. Any payments of Executive's attorneys' and related fees and expenses by the Trustee pursuant to Trust Agreement No. 2 shall, to the extent thereof, discharge Cleveland-Cliffs' obligation hereunder, it being the intent of Cleveland-Cliffs that assets in such Trust be held as security for Cleveland-Cliffs' obligation under
         Section 13(a) hereof. Executive understands and acknowledges that the entire corpus of the Trust under Trust Agreement No. 2 will be $250,000 and that said amount will be available to discharge not only the obligations of the Cleveland-Cliffs to Executive under Section 13(a) hereof, but also similar obligations of the Cleveland-Cliffs to other executives and employees under similar provisions of other agreements and plans.

                  14. EMPLOYMENT RIGHTS: Nothing expressed or implied in this Agreement shall create any right or duty on the part of Cleveland-Cliffs or the Executive to have the Executive remain in the employment of Cleveland-Cliffs at any time prior to a Change of Control; provided, however, that any termination of employment of the Executive or the removal of the Executive from the office or position in Cleveland-Cliffs following the commencement of any discussion with a third person that ultimately results in a Change of Control shall be deemed to be a termination or removal of the Executive after a Change of Control for purposes of this Agreement. Executive expressly acknowledges that he is an employee at will, and that Cleveland-Cliffs may terminate him at any time during the Period of Employment for any reason if Cleveland-Cliffs pays the Severance Compensation provided for under Section 5 of this Agreement, and otherwise comply with its other continuing covenants in this Agreement, including without limitation, Sections 3 and 6.

                   15. WITHHOLDING OF TAXES: Cleveland-Cliffs may withhold from any amounts payable under this Agreement all federal, state, city or other taxes as shall be required pursuant to any law or government regulation or ruling.

                  16. SUCCESSORS AND BINDING AGREEMENT: (a) Cleveland-Cliffs shall require any successor (including without limitation any persons acquiring directly or indirectly all or substantially all of the business and/or assets of Cleveland-Cliffs whether by purchase, merger, consolidation, reorganization or otherwise, and such successor shall thereafter be deemed "Cleveland-Cliffs" for the purposes of this Agreement), by an agreement in form and substance satisfactory to the Executive, expressly to assume and agree to perform this Agreement in the same manner and to the same extent Cleveland-Cliffs would be required to perform if no such succession had taken place. This Agreement shall be binding upon and inure to the benefit of Cleveland-Cliffs and any successor to Cleveland-Cliffs but shall not otherwise be assignable, transferable or delegable by Cleveland-Cliffs.

                  (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees and/or legatees.

                  (c) This Agreement is personal in nature and neither of the parties hereto shall, without the consent of the other, assign, transfer or delegate this Agreement or any rights or obligations hereunder except as expressly provided in this Section 16. Without limiting the generality of the foregoing, the Executive's right to receive payments hereunder shall not be assignable, transferable or delegable, whether by pledge, creation of a security interest or otherwise, other than by a transfer by his will or by the laws of descent and distribution and, in the event of any attempted assignment or transfer contrary to this Section 16, Cleveland-Cliffs shall have no liability to pay any amount so attempted to be assigned, transferred or delegated.

                  (d) The agreement of Cleveland-Cliffs to make payments and/or provide benefits hereunder shall represent an unsecured obligation of Cleveland-Cliffs.

                  (e) Cleveland-Cliffs and the Executive recognize that each party will have no adequate remedy at law for breach by the other of any of the agreements contained herein and, in the event of any such breach, Cleveland-Cliffs and the Executive hereby agree and consent that the other shall be entitled to a decree of specific performance, mandamus or other appropriate remedy to enforce performance of this Agreement.

                  17. NOTICE: For all purposes of this Agreement, all communications including without limitation notices, consents, requests or approvals, provided for herein shall be in writing and shall be deemed to have been duly given when delivered or five business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed to such party's address as specified below, or at such other address as such party shall specify by notice to the other.

If to Cleveland-Cliffs, to:

                       Cleveland-Cliffs Inc
                       1100 Superior Avenue
                       Cleveland, Ohio  44114-2589
                       Attention:  Secretary

If to the Executive, to the last address shown on the records of Cleveland-Cliffs. Notices of change of address shall be effective only upon receipt.

                   18. GOVERNING LAW: The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Ohio, without giving effect to the principles of conflict of laws of such State.

                  19. VALIDITY: If any provision of this Agreement or the application of any provision hereof to any person or circumstance is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision to any other person or circumstances shall not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent (and only to the extent) necessary to make it enforceable, valid and legal.

                   20. AMENDMENT: This Agreement may be amended only by a written instrument signed by the parties hereto, which makes specific reference to this Agreement.

                  21. RIGHTS UNDER OTHER PLANS AND PROGRAMS: Anything in this Agreement to the contrary notwithstanding, no provision of this Agreement is intended, nor shall it be construed, to reduce or in any way restrict any benefit to which Executive may be entitled under any other agreement, plan or program providing benefits for Executive, including but not limited to the plans described in Sections 3 and 5 of this Agreement.

                  22. MISCELLANEOUS: No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and Cleveland-Cliffs. No waiver by either party hereto at any time of any breach by the other party hereto or compliance with any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, expressed or implied with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement.

                   23. COUNTERPARTS: This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same agreement.

                   24. CAPTIONS: The captions in this Agreement are for convenience of reference only and do not define, limit or describe the scope or intent of this Agreement or any part hereof and shall not be considered in any construction hereof.

                  IN WITNESS WHEREOF, Cleveland-Cliffs has caused this Agreement to be executed on its behalf by its duly authorized representative and Executive has hereunto set his hand, all as of the date and year first above written.

                                       CLEVELAND-CLIFFS INC

                                       By /s/ M. Thomas Moore
                                         --------------------------------------
                                         Chairman and Chief
                                           Executive Officer


                                       /s/ W. R. Calfee
                                       ----------------------------------------
                                       William R. Calfee

                                                                       Exhibit A

                              CLEVELAND-CLIFFS INC
                      SUPPLEMENTAL RETIREMENT BENEFIT PLAN
               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1997)
               ---------------------------------------------------

                                TABLE OF CONTENTS

                                                                         PAGE

1.       DEFINITIONS......................................................  1
         -----------

2.       DETERMINATION OF THE SUPPLEMENTAL PENSION PLAN BENEFIT...........  3
         ------------------------------------------------------

3.       PAYMENT OF THE SUPPLEMENTAL PENSION PLAN BENEFIT.................  4
         ------------------------------------------------

4.       FORFEITABILITY...................................................  6
         --------------

5.       GENERAL..........................................................  6
         -------

6.       ADOPTION OF SUPPLEMENTAL RETIREMENT BENEFIT PLAN.................  8
         ------------------------------------------------

7.       MISCELLANEOUS....................................................  8
         -------------

8.       AMENDMENT AND TERMINATION......................................... 9
         -------------------------

9.       EFFECTIVE DATE................................................... 10
         --------------

                              CLEVELAND-CLIFFS INC
                      SUPPLEMENTAL RETIREMENT BENEFIT PLAN
               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1997)
               ---------------------------------------------------

                  WHEREAS, Cleveland-Cliffs Inc ("Cleveland-Cliffs") and its subsidiary corporations and affiliates have established, or may hereafter establish, one or more qualified retirement plans;

                  WHEREAS, the qualified retirement plans, pursuant to Sections 401(a) and 415 of the Internal Revenue Code of 1986, as amended, place certain limitations on the amount of contributions that would otherwise be made thereunder for certain participants;

                  WHEREAS, Cleveland-Cliffs now desires to provide for the contributions which would otherwise have been made for such participants under certain of its qualified retirement plans except for such limitations, in consideration of services performed and to be performed by each such participant for Cleveland-Cliffs and its subsidiaries and affiliates; and

                  WHEREAS, Cleveland-Cliffs has entered into, and Cleveland-Cliffs and its subsidiary corporations and affiliates may in the future enter into, agreements with certain executives providing for additional service credit and/or other features for purposes of computing retirement benefits, in consideration of services performed and to be performed by such executives for Cleveland-Cliffs and its subsidiaries and affiliates.

                  NOW, THEREFORE, Cleveland-Cliffs hereby amends and restates and publishes the Supplemental Retirement Benefit Plan heretofore established by it, which shall contain the following terms and conditions:

                  1. DEFINITIONS. A. The following words and phrases when used in this Plan with initial capital letters shall have the following respective meanings, unless the context clearly indicates otherwise. The masculine whenever used in this Plan shall include the feminine.

                  B. "AFFILIATE" shall mean any partnership or joint venture of which any member of the Controlled Group is a partner or venturer and which shall adopt this Plan pursuant to paragraph 6.

                  C. "BENEFICIARY" shall mean such person or persons (natural or otherwise) as may be designated by the Participant as his Beneficiary under this Plan. Such a designation may be made, and may be revoked or changed (without the consent of any previously designated Beneficiary), only by an instrument (in form acceptable to Cleveland-Cliffs) signed by the Participant and may be revoked or changed (without the consent of any previously designated Beneficiary), only by an instrument (in form acceptable to Cleveland-Cliffs) signed by the Participant and filed with Cleveland-Cliffs prior to the Participant's death. In the absence of such a designation and at any other time when there is no existing Beneficiary designated by the Participant to whom payment is to be made pursuant to his designation, his Beneficiary shall be his beneficiary under the Pension Plan. A person designated by a Participant as his Beneficiary who or which ceases to exist shall not be entitled to any part of any payment thereafter to be made to the Participant's Beneficiary unless the Participant's designation specifically provided to the contrary. If two or more persons designated as a Participant's Beneficiary are in existence, the amount of any payment to the Beneficiary under this Plan shall be divided equally among such persons unless the Participant's designation specifically provided to the contrary. Notwithstanding the foregoing, the Beneficiary of a Participant who elects the form of benefit elected by the Participant under the Pension Plan shall be the same beneficiary designated by him or her thereunder.

                  D. "CODE" shall mean the Internal Revenue Code of 1986, as it has been and may be amended from time to time.

                  E. "CODE LIMITATIONS" shall mean the limitations imposed by Sections 401(a) and 415 of the Code, or any successor thereto, on the amount of the benefits which may be payable to a Participant from the Pension Plan.

                  F. "CONTROLLED GROUP" shall mean Cleveland-Cliffs and any corporation in an unbroken chain of corporations beginning with Cleveland-Cliffs, if each of the corporations other than the last corporation in the chain owns or controls, directly or indirectly, stock possessing not less than fifty percent of the total combined voting power of all classes of stock in one of the other corporations.

                  G. "EMPLOYER(S)" shall mean Cleveland-Cliffs and any other member of the Controlled Group and any Affiliate which shall adopt this Plan pursuant to paragraph 6.

                  H. "PARTICIPANT" shall mean each person (i) who is a participant in the Pension Plan, (ii) who is a senior corporate officer of Cleveland-Cliffs or a full-time salaried employee of an Employer who has a Management Performance Incentive Plan Salary Grade of EX-28 or above, and (iii) who as a result of participation in this Plan is entitled to a Supplemental Benefit under this Plan. Each person who is as a Participant under this Plan shall be notified in writing of such fact by his Employer, which shall also cause a copy of the Plan to be delivered to such person.

                  I. "PENSION PLAN" shall mean, with respect to any Participant, the defined benefit plan specified on Exhibit A hereto in which he participates.

                  J. "SUPPLEMENTAL AGREEMENT" shall mean, with respect to any Participant, an agreement between the Participant and an

Employer, and approved by Cleveland-Cliffs if it is not the Employer, which provides for additional service credit and/or other features for purposes of computing retirement benefits.

                  K. "SUPPLEMENTAL BENEFIT" or "SUPPLEMENTAL PENSION PLAN BENEFIT" shall mean a retirement benefit determined as provided in paragraph 2.

                  L. "SUPPLEMENTAL RETIREMENT BENEFIT PLAN" or "PLAN" shall mean this Plan, as the same may hereafter be amended or restated from time to time.

                  2. DETERMINATION OF THE SUPPLEMENTAL PENSION PLAN BENEFIT. Each Participant or Beneficiary of a deceased Participant whose benefits under the Pension Plan payable on or after January l, 1995 are reduced (a) due to the Code Limitations, or (b) due to deferrals of compensation by such Participant under the Cleveland-Cliffs Inc Voluntary Non-Qualified Deferred Compensation Plan (the "Deferred Compensation Plan"), and each Participant who has entered into a Supplemental Agreement with his Employer (and, where applicable a Beneficiary of a deceased Participant), shall be entitled to a Supplemental Pension Plan Benefit, which shall be determined as hereinafter provided. A Supplemental Pension Plan Benefit shall be a monthly retirement benefit equal to the difference between (i) the amount of the monthly benefit payable on and after January l, 1995 to the Participant or his Beneficiary under the Pension Plan, determined under the Pension Plan as in effect on the date of the Participant's termination of employment with the Controlled Group and any Affiliate (and payable in the same optional form as his Actual Pension Plan Benefit, as defined below), but calculated without regard to any reduction in the Participant's compensation pursuant to the Deferred Compensation Plan, and as if the Pension Plan did not contain a provision (including any phase-in or extended wear away provision) implementing the Code Limitations, and after giving effect to the provisions of any Supplemental Agreement, and (ii) the amount of the monthly benefit in fact payable on and after January 1, 1995 to the Participant or his Beneficiary under the Pension Plan. If the benefit payable to a Participant or Beneficiary pursuant to clause (ii) of the immediately preceding sentence (herein referred to as "Actual Pension Plan Benefit") is payable in a form other than a monthly benefit, such Actual Pension Plan Benefit shall be adjusted to a monthly benefit which is the actuarial equivalent of such Actual Pension Plan Benefit for the purpose of calculating the monthly Supplemental Pension Plan Benefit of the Participant or Beneficiary pursuant to the preceding sentence. For any Participant whose benefits become payable under the Pension Plan on or after January 1, 1995, the Supplemental Pension Plan Benefit includes any "Retirement Plan Augmentation Benefit" which the Participant shall have accrued under the Deferred Compensation Plan prior to the amendment of such Plan as of January l, 1991 to delete such Benefit. The acceptance by the Participant or his Beneficiary of any Supplemental Pension Plan Benefit pursuant to paragraph 3 shall constitute payment of the

Retirement Plan Augmentation Benefit included therein for purposes of the Deferred Compensation Plan prior to such amendment.

                  3.       PAYMENT OF THE SUPPLEMENTAL PENSION PLAN BENEFIT.

                  (a) A Participant's (or his Beneficiary's) Supplemental Pension Plan Benefit (calculated as provided in paragraph 2) shall be converted, at the time of his termination of employment with the Controlled Group and each Affiliate, into ten annual installment payments (the "Ten Installment Payments") of equivalent actuarial value. The equivalent actuarial value shall be determined by the actuary selected by Cleveland-Cliffs based on the 1971 TPF&C Forecast Mortality Table set back one year, the Pension Benefit Guaranty Corporation interest rate for immediate annuities then in effect, and other factors then in effect for purposes of the Pension Plan.

                  (b) If the Participant voluntarily terminates employment with, or retires under the terms of the Pension Plan from, the Controlled Group and each Affiliate, or the Participant's employment with the Controlled Group and each Affiliate is involuntarily terminated, the Participant's former Employer shall pay the Ten Installment Payments to the Participant beginning on the first day of the month following the Participant's retirement under the Pension Plan, and on each anniversary thereafter until the Ten Installment Payments have been made; provided, however, that if the Participant has effectively elected another form of distribution, such Participant's former Employer shall pay or commence payment in such other form of distribution beginning on the first day of the month following the date of the Participant's retirement under the Pension Plan.
                           A Participant who voluntarily terminates employment with, or who retires under the terms of the Pension Plan from, the Controlled Group and each Affiliate may by written notice filed with the Administrator at least one (1) year prior to the Participant's voluntary termination of employment with, or retirement from, the Controlled Group and each Affiliate elect to defer commencement of the payment of his benefit until a date selected in such election. Any such election may be changed by the Participant at any time and from time to time without the consent of any other person by filing a later signed written election with the Administrator; provided that any election made less than one (1) year prior to the Participant's voluntary termination of employment or retirement shall not be valid, and in such case payment shall be made in accordance with the Participant's prior election, or otherwise in accordance with this paragraph 3.

                  (c) A Participant may elect to receive his Supplemental Pension Plan Benefit in one of the following forms of distribution in lieu of the Ten Installment Payments:

                           (1)      Lump sum payment;

                           (2)      Annual installments over 2 to 15 years;

                           (3) A combination of (1) and (2) above with the percentage payable under each option specifically designated by the Participant; or

                           (4) The form of benefit distribution elected by the Participant under the Pension Plan.

                           Payments made under these options shall commence as of the first day of the month following the Participant's retirement under the Pension Plan; provided, however, that with respect to a lump sum payment, such payment shall be made at the end of the of the first month of retirement or at the end of the month following death.

                           The payments made under these forms shall be of equivalent actuarial value to the Ten Installment Payments as determined by the actuary selected by Cleveland-Cliffs based on the actuarial factors and assumptions provided for in the second sentence of paragraph 3(a). Notwithstanding the foregoing, the Administrator may, at any time, direct that annual installments shall be made quarterly. If the Participant dies before receiving all of the installment payments, the remaining installment payments shall be paid in a lump sum to the Participant's Beneficiary. Any co-pensioner or survivor payments elected under clause (4) of this paragraph 3(c) shall be paid to the co-pensioner or survivor, as appropriate. The Participant's election of one of the forms of distribution set forth above shall be made by written notice filed with the Administrator at least one (1) year prior to the Participant's voluntary or involuntary termination of employment, retirement, death or disability. Any such election may be changed by the Participant at any time and from time to time without the consent of any other person by filing a later signed written election with the Administrator; provided that any election made less than one (1) year prior to the Participant's voluntary or involuntary termination of employment, retirement, death or disability shall not be valid, and in such case payment shall be made in accordance with the Participant's prior election; and provided, further, that the Administrator may, in its sole discretion, waive such one (1) year period upon a request of the Participant made while an active employee of his or her Employer.

                  (d) Anything contained in this paragraph 3 to the contrary notwithstanding, in the event a Participant's employment with the Controlled Group and each Affiliate is involuntarily terminated, the Administrator may, at any time, direct immediate payment of such Participant's benefit under the Plan and the manner of distribution for such payment; provided, however, that if the administrator elects immediate payment as set forth in this paragraph 3(d), such payment shall not be made in accordance with the distribution alternative described in paragraph 3(c)(4) of the Plan.

                  (e) Notwithstanding any other provision of this paragraph 3, a Participant may elect to receive a lump sum distribution of part or all of his or her benefits under clause (1), (2), or (3) of paragraph 3(c) if (and only if) the amount subject to such distribution is reduced by six percent (6%). Any distribution made pursuant to such an election shall be made within 60 days of the date such election is submitted to the Administrator. The remaining six percent (6%) of the electing Participant's benefit balance subject to such lump sum distribution shall be forfeited.

                  4. FORFEITABILITY. Anything herein to the contrary notwithstanding, if the Board of Directors of Cleveland-Cliffs shall determine in good faith that a Participant who is entitled to a benefit hereunder by reason of termination of his employment with the Controlled Group and each Affiliate, during the period of 5 years after termination of his employment or until he attains age 65, whichever period is shorter, has engaged in a business competitive with Cleveland-Cliffs or any member of the Controlled Group or any Affiliate without the prior written consent of Cleveland-Cliffs, such Participant's rights to a supplemental Pension Plan Benefit hereunder and the rights, if any, of his Beneficiary shall be terminated and no further Supplemental Benefit shall be paid to him or his Beneficiary hereunder.

                  5. GENERAL. A. The entire cost of this Supplemental Retirement Benefit Plan shall be paid from the general assets of one or more of the Employers. It is the intent of the Employers to so pay benefits under the Plan as they become due; provided, however, that Cleveland-Cliffs may, in its sole discretion, establish or cause to be established a trust account for any or each Participant pursuant to an agreement, or agreements, with a bank and direct that some or all of a Participant's benefits under the Plan be paid from the general assets of his Employer which are transferred to the custody of such bank to be held by it in such trust account as property of the Employer subject to the claims of the Employer's creditors until such time as benefit payments pursuant to the Plan are made from such assets in accordance with such agreement; and until any such payment is made, neither the Plan nor any Participant or Beneficiary shall have any preferred claim on, or any beneficial ownership interest in, such assets. No liability for the payment of benefits under the Plan shall be imposed upon any officer, director, employee, or stockholder of Cleveland-Cliffs or other Employer.

                  B. No right or interest of a Participant or his Beneficiary under this Supplemental Retirement Benefit Plan shall be anticipated, assigned (either at law or in equity) or alienated by the Participant or his Beneficiary, nor shall any such right or interest be subject to attachment, garnishment, levy, execution or other legal or equitable process or in any manner be liable for or subject to the debts of any Participant or Beneficiary. If any Participant or Beneficiary shall attempt to or shall alienate, sell, transfer, assign, pledge or otherwise encumber his benefits under the Plan or any part thereof, or if by reason of his bankruptcy or other event happening at any time such benefits would devolve upon anyone else or would not be enjoyed by him, then Cleveland-Cliffs may terminate his interest in any such benefit and hold or apply it to or for his benefit or the benefit of his spouse, children or other person or persons in fact dependent upon him, or any of them, in such a manner as Cleveland-Cliffs may deem proper; provided, however, that the provisions of this sentence shall not be applicable to the surviving spouse of any deceased Participant if Cleveland-Cliffs consent: to such inapplicability, which consent shall not unreasonably be withheld.

                  C. Employment rights shall not be enlarged or affected hereby. The Employers shall continue to have the right to discharge or retire a Participant, with or without cause.

                  D. Notwithstanding any other provisions of this Plan to the contrary, if Cleveland-Cliffs determines that any Participant may not qualify as a "management or highly compensated employee" within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or regulations thereunder, Cleveland-Cliffs may determine, in its sole discretion, that such Participant shall cease to be eligible to participate in this Plan. Upon such determination, the Employer shall make an immediate lump sum payment to the Participant equal to his then vested Supplemental Benefit. Upon such payment, no benefits shall thereafter be payable under this

Plan either to the Participant or any Beneficiary of the Participant, and all of the Participant's elections as to the time and manner of payment of his Supplemental Benefit shall be deemed to be cancelled.

                  6. ADOPTION OF SUPPLEMENTAL RETIREMENT BENEFIT PLAN. Any member of the Controlled Group or any Affiliate which is an employer under the Pension Plan may become an Employer hereunder with the written consent of Cleveland-Cliffs if such member or such Affiliate executes an instrument evidencing its adoption of the Supplemental Retirement Benefit Plan and files a copy thereof with Cleveland-Cliffs. Such instrument of adoption may be subject to such terms and conditions as Cleveland-Cliffs requires or approves.

                  7. MISCELLANEOUS. A. The Plan shall be administered by the Plan Administrator (the "Administrator"). The Administrator shall have such powers as may be necessary to discharge his duties hereunder, including, but not by way of limitation, to construe and interpret the Plan (including, without limitation, by supplying omissions from, correcting deficiencies in, or resolving inconsistencies and ambiguities in, the language of the Plan) and determine the amount and time of payment of any benefits hereunder. The Administrator may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with legal counsel who may be counsel to Cleveland-Cliffs. The Administrator shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided under the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan. No member of the Administrator shall act in respect of his own benefits. All decisions and determinations by the Administrator shall be final and binding on all parties. All decisions of the Administrator shall be made by the vote of the majority, if applicable, including actions and writing taken without a meeting. All elections, notices and directions under the Plan by a Participant shall be made on such forms as the Administrator shall prescribe.

                  B. Cleveland-Cliffs shall be the "Administrator" and the "Plan Sponsor" under the Plan for purposes of ERISA.

                  C. Except to the extent federal law controls, all questions pertaining to the construction, validity and effect of the provisions hereof shall be determined in accordance with the laws of the State of Ohio.

                  D. Whenever there is denied, whether in whole or in part, a claim for benefits under the Plan filed by any person (herein referred to as the "Claimant"), the plan administrator shall transmit a written notice of such decision to the Claimant, which notice shall be written in a manner calculated to be understood by the Claimant and shall contain a statement of the specific reasons for the denial of the claim and statement advising the Claimant that, within 60 days of the date on which he receives such notice, he may obtain review of such decision in accordance with the procedures hereinafter set forth. Within such 60-day period, the Claimant or his authorized representative may request that the claim denial be reviewed by filing with the plan administrator a written request therefor, which request shall contain the following information:

                  (i) the date on which the Claimant's request was filed with the plan administrator; provided, however, that the date on which the Claimant's request for review was in fact filed with the plan administrator shall control in the event that the date of the actual filing is later than the date stated by the Claimant pursuant to this paragraph;

                  (ii) the specific portions of the denial of his claim which the Claimant requests the plan administrator to review;

                  (iii) a statement by the Claimant setting forth the basis upon which he believes the plan administrator should reverse the previous denial of his claim for benefits and accept his claim as made; and

                  (iv) any written material (offered as exhibits) which the Claimant desires the plan administrator to examine in its consideration of his position as stated pursuant to clause (iii) above.

Within 60 days of the date determined pursuant to clause (i) above, the plan administrator shall conduct a full and fair review of the decision denying the Claimant's claim for benefits. Within 60 days of the date of such hearing, the plan administrator shall render its written decision on review, written in a manner calculated to be understood by the Claimant, specifying the reasons and Plan provisions upon which its decision was based.

                  E. Supplemental Pension Plan Benefits shall be subject to applicable withholding and such other deductions as shall at the time of payment be required or appropriate under any Federal, State or Local law. In addition, Cleveland-Cliffs may withhold from a Participant's "other income" (as hereinafter defined) any amount required or appropriate to be currently withheld from such Participant's other income pursuant to any Federal, State or Local law. For purposes of this subparagraph E, "other income" shall mean any remuneration currently paid to a Participant by an Employer.

                  8. AMENDMENT AND TERMINATION. A. Cleveland-Cliffs has reserved and does hereby reserve the right to amend, at any time, any or all of the provisions of the Supplemental Retirement Benefit Plan for all Employers, without the consent of any other Employer or any Participant, Beneficiary or any other person. Any such amendment shall be expressed in an instrument executed by Cleveland-Cliffs and shall become effective as of the date designated in such instrument or, if no such date is specified, on the date of its execution.

                  B. Cleveland-Cliffs has reserved, and does hereby reserve, the right to terminate the Supplemental Retirement Benefit Plan at any time for all Employers, without the consent of any other Employer or of any Participant, Beneficiary or any other person. Such termination shall be expressed in an instrument executed by Cleveland-Cliffs and shall become effective as of the date designated in such instrument, or if no date is specified, on the date of its execution. Any other Employer which shall have adopted the Plan may, with the written consent of Cleveland-Cliffs, elect separately to withdraw from the Plan and such withdrawal shall constitute a termination of the Plan as to it, but it shall continue to be an Employer for the purposes hereof as to Participants or Beneficiaries to whom it owes obligations hereunder. Any such withdrawal and termination shall be expressed in an instrument executed by the terminating Employer and shall become effective as of the date designated in such instrument or, if no date is specified, on the date of its execution.

                  C. Notwithstanding the foregoing provisions hereof, no amendment or termination of the Supplemental Retirement Benefit Plan shall, without the consent of the Participant (or, in the case of his death, his Beneficiary), adversely affect (i) the benefit under the Plan of any Participant or Beneficiary then entitled to receive a benefit under the Plan or (ii) the right of any other Participant to receive upon termination of his employment with the Controlled Group and each Affiliate (or the right of his Beneficiary to receive upon such Participant's death) that benefit which would have been received under the Plan if such employment of the Participant had terminated immediately prior to the amendment or termination of the Plan. Upon any termination of the Plan, each affected Participant's Supplemental Benefit shall be determined and distributed to him or, in the case of his death, to his Beneficiary as provided in paragraph 3 as if the employment of the Participant with the Controlled Group and each Affiliate had terminated immediately prior to the termination of the Plan.

         9. EFFECTIVE DATE. The amended and restated Supplemental Retirement Benefit Plan shall be effective as of January 1, 1997.

                  IN WITNESS WHEREOF, Cleveland-Cliffs Inc, pursuant to the order of its Board of Directors, has executed this amended and restated Supplemental Retirement Benefit Plan at Cleveland, Ohio, this 24th day of April, 1997.

                                             CLEVELAND-CLIFFS INC

                                             By /s/ R.F. Novak
                                               -----------------------------
                                               Vice President - Human Resources

                                    EXHIBIT A
                                    ---------

Pension Plans
-------------

Pension Plan for Salaried Employees of Cleveland-Cliffs Inc

Pension Plan for Salaried Employees of the Cleveland-Cliffs Iron
Company and its Associated Employers

Retirement Plan for Salaried Employees of Northshore Mining
Company and Silver Bay Power Company

                                                                       Exhibit B

                              TRUST AGREEMENT NO. 1

                  (Amended and Restated Effective June 1, 1997)
                  ---------------------------------------------

                  This Trust Agreement No. l (Amended and Restated Effective June 1, 1997) ("Trust Agreement No. 1") is made on this 12th day of June, 1997, by and between Cleveland-Cliffs Inc, an Ohio corporation ("Cleveland-Cliffs"), and KeyTrust Company of Ohio, N.A., a national banking association, as trustee (the "Trustee").

                                   WITNESSETH:

                  WHEREAS, Cleveland-Cliffs has entered into an agreement with each of the executives (the "Executives") listed (from time to time as provided in Section 9(c) hereof) on Exhibit A hereto (the agreements are referred to herein singularly as an "Agreement" and collectively as the "Agreements");

                  WHEREAS, pursuant to the provisions of the Cleveland-Cliffs Inc Supplemental Retirement Benefit Plan (as Amended and Restated Effective January 1, 1997), as the same has been or may hereafter be supplemented, amended or restated, or any successor thereto (the "Plan"), the Executives and beneficiaries of the Executives (also listed on Exhibit A hereto from time to time as provided in Section 9(c) hereof), may become entitled to certain benefits;

                  WHEREAS, (a) the Agreements provide for the payment of certain current and deferred compensation and other benefits to the Executives or their beneficiaries thereunder following a "Change of Control", as that term is defined in Exhibit B hereto, and (b) the Plan provides for the payment of certain benefits to the Executives and beneficiaries of Executives that (i) would be payable pursuant to the qualified retirement plans established by Cleveland-Cliffs and its subsidiary corporations and affiliates were it not for certain limitations imposed by the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) are or may become due under certain agreements entered into (or which may be entered into) by Cleveland-Cliffs and its subsidiary corporations and affiliates granting additional service credit or other features for purposes of computing retirement benefits, and (c) Cleveland-Cliffs wishes specifically to assure the payment to the Executives and beneficiaries of Executives (Executives and beneficiaries of Executives are referred to herein singularly as a "Trust Beneficiary" and collectively as the "Trust Beneficiaries") of amounts due under the Agreements and the Plan (collectively referred to herein as the "Benefits");

                  WHEREAS, subject to Section 9 hereof, the amounts and timing of Benefits to which each Trust Beneficiary is presently or may become entitled to are as provided in and determined under the Agreements and the Plan;

                  WHEREAS, on October 28, 1987, Cleveland-Cliffs and Ameritrust Company National Association, a predecessor of the Trustee, entered into a trust agreement ("Trust Agreement No. 1") to provide for the payment of certain benefits that may become payable to certain executives, beneficiaries of such executives, and their beneficiaries under agreements then in effect between

Cleveland-Cliffs and the executives and under the Plan, as it was in effect at such time;

                  WHEREAS, Trust Agreement No. 1 was amended and restated by an Amended and Restated Trust Agreement No. 1 dated March 9, 1992;

                  WHEREAS, Cleveland-Cliffs desires to amend and restate Trust Agreement No. 1 heretofore entered into and has transferred or will transfer to the trust (the "Trust") established by this Trust Agreement No. 1 assets which shall be held therein subject to the claims of the creditors of Cleveland-Cliffs to the extent set forth in Section 3 hereof until paid in full to all Trust Beneficiaries as Benefits in such manner and at such times as specified herein unless Cleveland-Cliffs is Insolvent (as defined herein) at the time that such Benefits become payable; and

                  WHEREAS, Cleveland-Cliffs shall be considered "Insolvent" for purposes of this Trust Agreement No. 1 at such time as Cleveland-Cliffs (i) is subject to a pending voluntary or involuntary proceeding as a debtor under the United States Bankruptcy Code, as heretofore or hereafter amended, or (ii) is unable to pay its debts as they mature.

                  NOW, THEREFORE, the parties amend and restate Trust Agreement No. 1 and agree that the Trust shall be comprised, held and disposed of as follows:

                  1. TRUST FUND: (a) Subject to the claims of its creditors to the extent set forth in Section 3 hereof, Cleveland-Cliffs (i) hereby deposits with the Trustee in trust Ten Dollars

($10.00) which shall become the principal of this Trust, and (ii) Cleveland-Cliffs may from time to time make additional deposits of cash or other property in the Trust to augment such principal. The principal of the Trust shall be held, administered and disposed of by the Trustee as herein provided, but no payments of all or any portion of the principal of the Trust or earnings thereon shall be made to Cleveland-Cliffs or any other person or entity on behalf of Cleveland-Cliffs except as herein expressly provided.

                  (b) The Trust hereby established shall be revocable by Cleveland-Cliffs at any time prior to the date on which occurs a Change of Control, and on or after such date (the "Irrevocability Date"), this Trust shall be irrevocable. In the event that the Irrevocability Date has occurred, Cleveland-Cliffs shall so notify the Trustee promptly.

                  (c) The principal of the Trust and any earnings thereon shall be held in trust separate and apart from other funds of Cleveland-Cliffs exclusively for the uses and purposes herein set forth. No Trust Beneficiary shall have any preferred claim on, or any beneficial ownership interest in, any assets of the Trust prior to the time that such assets are paid to a Trust Beneficiary as Benefits as provided herein.

                  (d) The Trust is intended to be a grantor trust, within the meaning of section 671 of the Code, or any successor provision thereto, and shall be construed accordingly. The Trust is not designed to qualify under
Section 401(a) of the Code or to
be subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Trust established under this Trust Agreement No. 1 does not fund and is not intended to fund the Agreements or the Plan or any other employee benefit plan or program of Cleveland-Cliffs. Such Trust is and is intended to be a depository arrangement with the Trustee for the setting aside of cash and other assets of Cleveland-Cliffs for the meeting of part or all of its future obligations with respect to Benefits.

                  2. PAYMENTS TO TRUST BENEFICIARIES. (a) Provided that the Trustee has not actually received notice as provided in Section 3 hereof that Cleveland-Cliffs is Insolvent and commencing with the earlier to occur of (i) appropriate notice by Cleveland-Cliffs to the Trustee, or (ii) the Irrevocability Date, the Trustee shall make payments of Benefits to each Trust Beneficiary from the assets of the Trust in accordance with the terms of the Agreement applicable to such Trust Beneficiary and of the Plan and subject to
Section 9 hereof. The Trustee shall make provision for withholding of any federal, state, or local taxes that may be required to be withheld by the Trustee in connection with the payment of any Benefits hereunder.

                  (b) If the balance of a separate account maintained for a Trust Beneficiary pursuant to Section 7(b) hereof is not sufficient to provide for full payment of Benefits to which a Trust Beneficiary is entitled as provided herein, then an amount up to the amount of such deficiency shall be allocated to such separate account from the Master Account maintained pursuant to section 7(b) hereof to the extent of the balance in the Master Account. If, after application of the preceding sentence, the balance of a Trust Beneficiary's separate account maintained pursuant to Section 7(b) is not sufficient to provide for full payment of Benefits to which a Trust Beneficiary is entitled as provided herein, then Cleveland-Cliffs shall make the balance of each such payment as provided in the applicable provision of the Agreement or the Plan, as the case may be. No payment to a Trust Beneficiary from the assets of the Trust shall exceed the balance of such separate account.

                  (c) Any payments of Benefits by the Trustee pursuant to this Trust Agreement No. 1 shall, to the extent thereof, discharge the obligation of Cleveland-Cliffs to pay such Benefits under the Agreements and the Plan, it being the intent of Cleveland-Cliffs that assets in the Trust established hereby be held as security for the obligation of Cleveland-Cliffs to pay Benefits under the Agreements and the Plan.

                  3.  THE TRUSTEE'S RESPONSIBILITY REGARDING PAYMENTS TO
A TRUST BENEFICIARY WHEN CLEVELAND-CLIFFS IS INSOLVENT: (a) At all times during the continuance of this Trust, the principal and income of the Trust shall be subject to claims of creditors of Cleveland-Cliffs as set forth in this Section 3(a). The Board of Directors of Cleveland-Cliffs ("the Board") and the Chief Executive Officer of Cleveland-Cliffs ("the CEO") shall have the duty to inform the Trustee if either the Board or the CEO believes that Cleveland-Cliffs is Insolvent. If the Trustee receives a notice from the Board, the CEO, or a creditor of Cleveland-Cliffs alleging that Cleveland-Cliffs is Insolvent, then unless the Trustee independently determines that Cleveland-Cliffs is not Insolvent, the Trustee shall (i) discontinue payments to any Trust Beneficiary, (ii) hold the Trust assets for the benefit of the general creditors of Cleveland-Cliffs, and (iii) promptly seek the determination of a court of competent jurisdiction regarding the Insolvency of Cleveland-Cliffs. The Trustee shall deliver any undistributed principal and income in the Trust to the extent of the balances of the accounts maintained hereunder necessary to satisfy the claims of the creditors of Cleveland-Cliffs as a court of competent jurisdiction may direct. Such payments of principal and income shall be borne by the Master Account to the extent thereof, and then by the separate accounts of the Trust Beneficiaries in proportion to the balances on the date of such court order of their respective accounts maintained pursuant to Section 7(b) hereof; provided, however, that (iv) all Account Excesses shall first be determined and allocated in accordance with Sections 4 and 7(b) hereof, and (v) for this purpose the Threshold Percentage shall be equal to 100%. If payments to any Trust Beneficiary have been discontinued pursuant to this
Section 3(a), the Trustee shall resume payments to such Trust Beneficiary only after receipt of an order of a court of competent jurisdiction. The Trustee shall have no duty to inquire as to whether

Cleveland-Cliffs is Insolvent and may rely on information concerning the Insolvency of Cleveland-Cliffs which has been furnished to the Trustee by any person. Nothing in this Trust Agreement No. 1 shall in any way diminish any rights of any Trust Beneficiary to pursue his rights as a general creditor of Cleveland-Cliffs with respect to Benefits or otherwise, and the rights of each Trust Beneficiary shall in no way be affected or diminished by any provision of this Trust Agreement No. 1 or action taken pursuant to this Trust Agreement No. 1, except as provided in Section 2(c).

                  (b) If the Trustee discontinues payments of Benefits from the Trust pursuant to Section 3(a) hereof, the Trustee shall, to the extent it has liquid assets, place cash equal to the discontinued payments (to the extent not paid to creditors pursuant to Section 3(a) and not paid to the Trustee pursuant to Section 10 hereof) in such interest-bearing deposit accounts or certificates of deposit (including any such accounts or certificate issued or offered by the Trustee or any successor corporation but excluding obligations of Cleveland-Cliffs) as determined by the Trustee in its sole discretion. If the Trustee subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments which would have been made to the Trust Beneficiaries in accordance with this Trust Agreement No. 1 during the period of such discontinuance, less the aggregate amount of payments made to any Trust Beneficiary by Cleveland-Cliffs pursuant to the

Agreement applicable to such Trust Beneficiary and Plan during any such period of discontinuance, together with interest on the net amount delayed determined at a rate equal to the rate paid on the accounts or deposits selected by the Trustee; provided, however, that no such payment shall exceed the balance of the respective Trust Beneficiary's account as provided in Section 7(b) hereof.

                  4. PAYMENTS TO CLEVELAND-CLIFFS. Except to the extent expressly contemplated by Section 1(b) and this Section 4, Cleveland-Cliffs shall have no right or power to direct the Trustee to return any of the Trust assets to Cleveland-Cliffs before all payments of Benefits have been made to all Trust Beneficiaries as herein provided. From time to time, but in no event before the third anniversary of the date on which occurs a Change of Control, if and when requested by Cleveland-Cliffs to do so, the Trustee shall engage the services of Hewitt Associates ("Hewitt") or such other independent actuary as may be mutually satisfactory to Cleveland-Cliffs and to the Trustee to determine the maximum actuarial present values of the future Benefits that could become payable under the Plan and the Agreements with respect to the Trust Beneficiaries. The Trustee shall determine the fair market values of the Trust assets allocated to the account of each Trust Beneficiary and to the Master Account pursuant to Section 7(b) hereof. Cleveland-Cliffs shall pay the fees of such independent actuary and of any appraiser engaged by the Trustee to value any property held in the Trust. The independent actuary shall make its calculations based upon the assumption that each Executive will have base salary and bonus increases from the date of calculation through the termination of his employment by Cleveland-Cliffs at the rate of the average increase in such Executive's salary and bonus during the immediately preceding three years, and that no Executive will leave the employ of Cleveland-Cliffs for any reason other than (a) death prior to retirement or
(b) retirement on or after age 62 or the corresponding date specified in the Agreement at the age that would result in the maximum present value of Benefits payable to him or his Trust Beneficiaries that is possible under the Plan and/or the Agreement. In addition, the independent actuary shall use the 1983 Group Annuity Mortality Table, an interest rate of 8%, Gross National Product Price Deflator increases of 4%, or such other assumptions as are recommended by such actuary and approved by Cleveland-Cliffs and, after the date of a Change of Control, a majority of the Trust Beneficiaries (subject to the provisions of Sections 11(b)(i) and (b)(ii) hereof). For purposes of this Trust Agreement No. 1, the "Fully Funded" amount with respect to the account of a Trust Beneficiary maintained pursuant to Section 7(b) hereof shall be equal to the maximum actuarial present value of the future Benefits that could become payable under the Plan and the Agreements with respect to the Trust Beneficiary. The Trustee shall then determine any allocations to and from the Master Account in accordance with Section 7(b) hereof. Thereafter, upon the request of the

Company, the Trustee shall pay to Cleveland-Cliffs the excess, if any, of the balance in the Master Account over 40% of the aggregate of all of the Fully Funded amounts.

                  5. INVESTMENT OF TRUST FUND. (a) The Trustee shall invest and reinvest the principal of the Trust including any income accumulated and added to principal, as directed by the Organization and Compensation Committee of the Board of Directors of Cleveland-Cliffs (which direction may not include investment in common shares of Cleveland-Cliffs). In the absence of any such direction, the Trustee shall have sole power to invest the assets of the Trust (excluding investment in common shares of Cleveland-Cliffs). The Trustee shall act at all times, however, with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent corporate trustee, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of a like character and with like aims. The investment objective of the Trustee shall be to preserve the principal of the Trust while obtaining a reasonable total rate of return, measurement of which shall include market appreciation or depreciation plus receipt of interest and dividends. The Trustee shall be mindful, in the course of its management of the Trust, of the liquidity demands on the Trust and any actuarial assumptions that may be communicated to it from time to time in accordance with the provisions of this Trust Agreement No. 1.

                  (b) In addition to authority given to the Trustee under
Section 8 hereof, the Trustee is empowered with respect to the assets of the
Trust:

                  (i) To invest and reinvest all or any part of the Trust assets, in each and every kind of property, whether real, personal or mixed, tangible or intangible, whether income or non-income producing, whether secured or unsecured, and wherever situated, including, but not limited to, real estate, shares of common and preferred stock, mortgages and bonds, leases (with or without option to purchase), notes, debentures, equipment or collateral trust certificates, and other corporate, individual or government securities or obligations, time deposits (including savings deposit and certificates of deposit in the Trustee or its affiliates if such deposits bear a reasonable rate of interest), common or collective funds or trusts, and mutual funds or investment companies, including affiliated investment companies and 12 B-1 funds. Cleveland-Cliffs acknowledges and agrees that the Trustee may receive fees as a participating depository institution for services relating to the investment of funds in an eligible mutual fund;

                  (ii) At such time or times, and upon such terms and conditions as the Trustee shall deem advisable, to sell, convert, redeem, exchange, grant options for the purchase or exchange of, or otherwise dispose of, any property held hereunder, at public or private sale, for cash or upon credit, with or without security, without obligation on the part of any person dealing with the Trustee to see to the application of the proceeds of or to inquire into the validity, expediency, or propriety of any such disposal;

                  (iii) To manage, operate, repair, partition, and improve and mortgage or lease (with or without an option to purchase) for any length of time any property held in the Trust; to renew or extend any mortgage or lease, upon such terms as the Trustee may deem expedient; to agree to reduction of the rate of interest on any mortgage; to agree to any modification in the terms of any lease or mortgage or of any guarantee pertaining to either of them; to exercise and enforce any right of foreclosure; to bid on property in foreclosure; to take a deed in lieu of foreclosure with or without paying consideration therefor and in connection therewith to release the obligation on the bond secured by the mortgage; and to exercise and enforce in any action, suit, or proceeding at law or in equity any rights, covenants, conditions or remedies with respect to any lease or mortgage or to any guarantee pertaining to either of them or to waive any default in the performance thereof;

                  (iv) To join in or oppose any reorganization, recapitalization, consolidation, merger or liquidation, or any plan therefor, or any lease (with or without an option to purchase), mortgage or sale of the property of any organization the securities of which are held in the Trust; to pay from the Trust any assessments, charges or compensation specified in any plan of reorganization, recapitalization, consolidation, merger or liquidation; to deposit any property allotted to the Trust in any reorganization, recapitalization, consolidation, merger or liquidation, to deposit any property with any committee or depository; and to retain any property allotted to the Trust in any reorganization, recapitalization, consolidation, merger or liquidation;

                  (v) To compromise, settle, or arbitrate any claim, debt or obligation of or against the Trust; to enforce or abstain from enforcing any right, claim, debt, or obligation; and to abandon any property determined by it to be worthless;

                  (vi) To make, execute and deliver, as Trustee, any deeds, conveyances, leases (with or without option to purchase), mortgages, options, contracts, waivers or other instruments that the Trustee shall deem necessary or desirable in the exercise of its powers under this Agreement; and

                  (vii) To pay out of the assets of the Trust all taxes imposed or levied with respect to the Trust and in its discretion may contest the validity or amount of any tax, assessment, penalty, claim, or demand respecting the Trust and may institute, maintain, or defend against any related action or proceeding either at law or in equity (and in such regard, the Trustee shall be indemnified in accordance with Section 8(d) hereof).

                  6.  INCOME OF THE TRUST.  Except as provided in Section
3 hereof, during the continuance of this Trust all net income of the Trust shall be allocated not less frequently than monthly among the Trust Beneficiaries' separate accounts in accordance with Section 7(b) hereof.

                  7. ACCOUNTING BY TRUSTEE. (a) The Trustee shall keep records in reasonable detail of all investments, receipts, disbursements and all other transactions required to be done, including such specific records as shall be agreed upon in writing by Cleveland-Cliffs and the Trustee. All such accounts, books and records shall be open to inspection and audit at all reasonable times by Cleveland-Cliffs, by any Trust Beneficiary, or in the event of a Trust Beneficiary's death or adjudged incompetence, by an agent or representative of any of the foregoing (as to such Trust Beneficiary's account). Within 60 calendar days following the close of each calendar year and within 60 calendar days after the removal or resignation of the Trustee, the Trustee shall deliver to Cleveland-Cliffs and, following the Irrevocability Date, to each Trust Beneficiary, or in the event of a Trust Beneficiary's death or adjudged incompetence, any agent or representative of the Trust Beneficiary (as to his or her account), a written account of its administration of the Trust during such year or during the period from the end of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities, rights and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be. Such written accounts shall reflect the aggregate of the Trust accounts and status of each separate account maintained for each Trust Beneficiary. Unless Cleveland-Cliffs or any Trust Beneficiary shall have filed with the Trustee written exception or objection to any such statement and account within 90 days after receipt thereof, Cleveland-Cliffs and the Trust Beneficiary shall be deemed to have approved such statement and account, and in such case, the Trustee shall be forever released and discharged with respect to all matters and things reported in such statement and account as though it had been settled by a decree of a court of competent jurisdiction in an action or proceeding to which Cleveland-Cliffs and the Trust Beneficiaries were parties.

                  (b) (i) The Trustee shall maintain a separate subaccount for each Trust Beneficiary (a "Trust Beneficiary Account") and an account (the "Master Account") that shall be kept separate from all Trust Beneficiary Accounts and shall not be identified with any Trust Beneficiary. The Trustee shall credit or debit each Trust Beneficiary Account and the Master Account as appropriate to reflect the respective allocable portion of the Trust assets, as such Trust assets may be adjusted from time to time pursuant to the terms of this Trust Agreement No. 1. Prior to the date of a Change of Control, all deposits of principal pursuant to Section 1(a) shall be allocated and reallocated as directed by Cleveland-Cliffs. On or after the date of a Change of Control deposits of principal may be allocated, but not reallocated by Cleveland-Cliffs. If any deposit of principal is not allocated by the Company, such amount shall be allocated by the Trustee to the Master Account.

                  (ii) As further described in this Section 7(b)(ii), as of the beginning of each calendar quarter ending after the Trust has become irrevocable, the Trustee shall (A) ascertain (or cause to be determined) the Fully Funded amounts (as defined in Section 4 hereof), (B) allocate the income of the Trust, (C) determine the amount of all Account Excesses (as hereinafter defined), and (D) allocate amounts to and from the Master Account. The "Account Excess" with respect to a Trust Beneficiary Account shall be equal to the excess, if any, of the fair market value of the assets held in the Trust allocated to a Trust Beneficiary Account over the respective Fully Funded amount. The Trustee shall allocate the income of the Trust and all Account Excesses to the Master Account. The balance in the Master Account shall then be allocated to any Trust Beneficiary Accounts that are not Fully Funded in proportion to the differences between the respective Fully Funded amount and the balance of the Trust Beneficiary Account, insofar as possible, until all Trust Beneficiary Accounts are Fully Funded.

                  (c) Nothing in this Section 7 shall preclude the commingling of Trust assets for investment.

                  8. RESPONSIBILITY OF TRUSTEE. (a) The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent corporate trustee, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of a like character and with like aims; provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval, contemplated by and complying with the terms of this Trust Agreement No. 1, given in writing by Cleveland-Cliffs or by a Trust Beneficiary applicable to his or her beneficial interest herein; and provided, further, that the Trustee shall have no duty to seek additional deposits of principal from Cleveland-Cliffs for additional amounts accrued under the Agreement or the Plan, and the Trustee shall not be responsible for the adequacy of this Trust.

                  (b) The Trustee may vote any stock or other securities and exercise any right appurtenant to any stock, other securities or other property held hereunder, either in person or by general or limited proxy, power of attorney or other instrument.

                  (c) The Trustee may hold securities in bearer form and may register securities and other property held in the trust fund in its own name or in the name of a nominee, combine certificates representing securities with certificates of the same issue held by the Trustee in other fiduciary capacities, and deposit, or arrange for deposit of property with any depository; provided that the books and records of the Trustee shall at all times show that all such securities are part of the trust fund under this Trust Agreement No. 1.

                  (d) If the Trustee shall undertake or defend any litigation arising in connection with this Trust Agreement No. 1, it shall be indemnified by Cleveland-Cliffs against its costs, expenses and liabilities (including without limitation attorneys' fees and expenses) relating thereto.

                  (e) The Trustee may consult with legal counsel, independent accountants and actuaries (who may be counsel, independent accountants or actuaries for Cleveland-Cliffs) with respect to any of its duties or obligations hereunder, and shall be fully protected in acting or refrain from acting in accordance with the advice of such counsel, independent accountants and actuaries.

                  (f) The Trustee may rely and shall be protected in acting or refraining from acting within the authority granted by the terms of this Trust Agreement No. 1 upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties.

                  (g) The Trustee may hire agents, accountants, actuaries, and financial consultants, who may be agents, accountants, actuaries, or financial consultants, as the case may be, for Cleveland-Cliffs, and shall not be answerable for the conduct of same if appointed with due care.

                  (h) The Trustee is empowered to take all actions necessary or advisable in order to collect any benefits or payments of which the Trustee is the designated beneficiary.

                  (i) The Trustee shall have, without exclusion, all powers conferred on trustees by applicable law unless expressly provided otherwise herein.

                  9.  AMENDMENTS, ETC., TO AGREEMENTS AND PLAN;
COOPERATION OF CLEVELAND-CLIFFS.

                  (a) Cleveland-Cliffs has previously furnished the Trustee a complete and correct copy of each Agreement and of the Plan, and Cleveland-Cliffs shall, and any Trust Beneficiary may, promptly furnish the Trustee true and correct copies of any amendment, restatement or successor thereto, whereupon such amendment, restatement or successor shall be incorporated herein by reference, provided that such amendment, restatement or successor shall not affect the Trustee's duties and responsibilities hereunder without the consent of the Trustee.

                  (b) Cleveland-Cliffs shall provide the Trustee with all information requested by the Trustee for purposes of determining payments to the Trust Beneficiaries or withholding of taxes as provided in Section 2. Upon the failure of Cleveland-Cliffs or any Trust Beneficiary to provide any such information, the Trustee shall, to the extent necessary in the sole judgment of the Trustee, (i) compute the amount payable hereunder to any Trust Beneficiary; and (ii) notify Cleveland-Cliffs and the Trust Beneficiary in writing of its computations. Thereafter this

Trust Agreement No. l shall be construed as to the Trustee's duties and obligations hereunder in accordance with such Trustee determinations without further action; provided, however, that no such determinations shall in any way diminish the rights of any Trust Beneficiary hereunder or under any Agreement or the Plan; and provided, further, that no such determinations shall be deemed to modify this Trust Agreement No. 1, any Agreement or the Plan. Nothing in this Trust Agreement No. l shall restrict Cleveland-Cliffs' right to amend, modify or terminate the Plan.

                  (c) At such times as may in the judgment of Cleveland-Cliffs be appropriate, Cleveland-Cliffs shall furnish to the Trustee any amendment to Exhibit A for the purpose of the addition of Trust Beneficiaries to Exhibit A (or the deletion of Trust Beneficiaries from Exhibit A who have no Benefits currently due or payable in the future); provided, however, that no such amendment shall be made after the date of a Change of Control.

                  10. COMPENSATION AND EXPENSES OF TRUSTEE. The Trustee shall be entitled to receive such reasonable compensation for its services as shall be agreed upon by Cleveland-Cliffs and the Trustee. The Trustee shall also be entitled to reimbursement of its reasonable expenses incurred with respect to the administration of the Trust including fees and expenses incurred pursuant to Sections 8(d), 8(e) and 8(g) and liabilities to creditors pursuant to court direction as provided in Section 3(a) hereof. Such compensation and expenses shall in all events be payable either directly by Cleveland-Cliffs or, in the event that

Cleveland-Cliffs shall refuse, from the assets of the Trust and charged pro rata in proportion to each separate account balance. The Trust shall have a claim against Cleveland-Cliffs for any such compensation or expenses so paid.

                  11. REPLACEMENT OF THE TRUSTEE. (a) Prior to the date of a Change of Control, the Trustee may be removed by Cleveland-Cliffs. On or after the date of a Change of Control, the Trustee may be removed at any time by agreement of Cleveland-Cliffs and a majority of the Trust Beneficiaries. The Trustee may resign after providing not less than 90 days' notice to Cleveland-Cliffs and to the Trust Beneficiaries. In case of removal or resignation, a new trustee, which shall be independent and not subject to control of either Cleveland-Cliffs or the Trust Beneficiaries, shall be appointed as shall be agreed by Cleveland-Cliffs and a majority of the Trust Beneficiaries. No such removal or resignation shall become effective until the acceptance of the Trust by a successor trustee designated in accordance with this Section 11. If the Trustee should resign, and within 45 days of the notice of such resignation, Cleveland-Cliffs and the Executives shall not have notified the Trustee of an agreement as to a replacement trustee, the Trustee shall appoint a successor trustee, which shall be a bank or trust company, wherever located, having a capital and surplus of at least $500,000,000 in the aggregate.

                  (b) For purposes of the removal or appointment of a Trustee under this Section 11, (i) if any Trust Beneficiary shall be deceased or adjudged incompetent, such Trust Beneficiary's personal representative (including his or her guardian, executor or administrator) shall participate in such Trust Beneficiary's stead, and (ii) a Trust Beneficiary shall not participate if all payments of Benefits then currently due or payable in the future have been made to such Trust Beneficiary.

                  12.  AMENDMENT OR TERMINATION.  (a) This Trust Agreement No.
1 may be amended by Cleveland-Cliffs and the Trustee without the consent of any Trust Beneficiary provided the amendment does not adversely affect any Trust Beneficiary. This Trust Agreement No. 1 may also be amended at any time and to any extent by a written instrument executed by the Trustee, Cleveland-Cliffs and the Trust Beneficiaries, except to alter Section 12(b), and except that amendments to Exhibit A contemplated by Section 9(c) hereof shall be made as therein provided.

                  (b) The Trust shall terminate on the date on which the Trust no longer contains any assets, or, if earlier, the date on which each Trust Beneficiary is entitled to no further payments hereunder.

                  (c) Upon termination of the Trust as provided in Section 12(b) hereof, any assets remaining in the Trust shall be returned to Cleveland-Cliffs or as it directs.

                  13. SPECIAL DISTRIBUTION. (a) It is intended that (i) the creation of, and transfer of assets to, the Trust will not cause any Agreement or the Plan to be other than "unfunded" for purposes of title I of ERISA; (ii) transfers of assets to the Trust will not be transfers of property for purposes of section 83 of the Code, or any successor provision thereto, nor will such transfers cause a currently taxable benefit to be realized by a Trust Beneficiary pursuant to the "economic benefit" doctrine; and (iii) pursuant to section 451 of the Code, or any successor provision thereto, amounts will be includable as compensation in the gross income of a Trust Beneficiary in the taxable year or years in which such amounts are actually distributed or made available to such Trust Beneficiary by the Trustee.

                  (b) Notwithstanding anything to the contrary contained in this Trust Agreement No. 1, in the event it is determined by a final decision of the Internal Revenue Service, or, if an appeal is taken therefrom, by a court of competent jurisdiction that (i) by reason of the creation of, and a transfer of assets to the Trust, the Trust is considered "funded" for purposes of title I of ERISA; or (ii) a transfer of assets to the Trust is considered a transfer of property for purposes of section 83 of the Code or any successor provision thereto; or (iii) a transfer of assets to the Trust causes a Trust Beneficiary to realize income pursuant to the "economic benefit" doctrine; or (iv) pursuant to section 451 of the Code or any successor provision thereto, amounts are includable as compensation in the gross income of a Trust Beneficiary in a taxable year that is prior to the taxable year or years in which such amounts would, but for this Section 13, otherwise actually be distributed or made available to such Trust

Beneficiary by the Trustee, then (A) the assets held in Trust shall be allocated in accordance with Section 7(b) hereof, and (B) promptly after the next quarterly allocation and reallocation pursuant to Section 7(b) hereof, the Trustee shall distribute to each affected Trust Beneficiary an amount equal to the lesser of (i) the amount which, after taking into account the federal, state and local income tax consequences of the special distribution itself, is equal to the sum of any federal, state and local income taxes, interest due thereon, and penalties assessed with respect thereto, which are attributable to amounts that are includable in the income of such Trust Beneficiary, or (ii) the balance of the Trust Beneficiary Account corresponding to such amount.

                  14. SEVERABILITY, ALIENATION, ETC. (a) Any provision of this Trust Agreement No. 1 prohibited by law shall be ineffective to the extent of any such prohibition without invalidating the remaining provisions hereof.

                  (b) To the extent permitted by law, Benefits to Trust Beneficiaries under this Trust Agreement No. l may not be anticipated, assigned (either at law or in equity), alienated or subject to attachment, garnishment, levy, execution or other legal or equitable process and no benefit provided for herein and actually paid to any Trust Beneficiary by the Trustee shall be subject to any claim for repayment by Cleveland-Cliffs or Trustee.

                  (c) This Trust Agreement No. 1 shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to the principles of conflict of laws thereof.

                  (d) This Trust Agreement No. l may be executed in two or more counterparts, each of which shall be considered an original agreement. This Trust Agreement No. 1 shall become effective immediately upon the execution by Cleveland-Cliffs of at least one counterpart, it being understood that all parties need not sign the same counterpart, but shall not bind any Trustee until such Trustee has executed at least one counterpart.

                  15.  NOTICES; IDENTIFICATION OF CERTAIN TRUST BENEFICIARIES.
(a) All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly given when received:

                           If to the Trustee, to:

                           KeyTrust Company of Ohio, N.A.
                           127 Public Square
                           Cleveland, Ohio 44114-1306

                           Attention:  Trust Counsel

                           If to Cleveland-Cliffs, to:

                           Cleveland-Cliffs Inc.
                           1100 Superior Avenue
                           Cleveland, Ohio  44114

                           Attention:  Secretary

                           If to the Trust Beneficiaries, to the addresses listed on Exhibit A hereto provided, however, that if any party or any Trust Beneficiary or his or its successors shall have designated a different address by written notice to the other parties, then to the last address so designated.

                  (b) Cleveland-Cliffs shall provide the Trustee with the names of any beneficiary or beneficiaries designated by the Executives (and who are, therefore, Trust Beneficiaries hereunder).

                  IN WITNESS WHEREOF, Cleveland-Cliffs and the Trustee have caused counterparts of this Trust Agreement No. 1 (Amended and Restated Effective June 1, 1997) to be executed on their behalf on June 12, 1997, each of which shall be an original agreement.


                                        CLEVELAND-CLIFFS INC

                                        By /s/ R.F. Novak
                                          ------------------------------------
                                          Its V.P. - H.R.
                                             ----------------------------------

                                        KEYTRUST COMPANY OF OHIO, N.A.,
                                        as Trustee

                                        By Kelley Clark
                                          -------------------------------------
                                          Its Vice President
                                             ----------------------------------

                                        and

                                        By J.A. Radazzo
                                          -------------------------------------
                                          Its V.P.
                                              ---------------------------------

                                                                    Exhibit A
                                                                    ---------

Executive                 Title                            Trust Beneficiary
---------                 -----                            -----------------

M. Thomas Moore           Chairman and Chief               M. T. Moore Family
                          Executive Officer                  Trust
                                                           The M. Thomas Moore
                                                             Family Trust
                                                           Dated 11/29/85

                                                           Co-Trustees are:
                                                           Robert Bouhall and
                                                           William E. Reichard
                                                           of the Firm of
                                                           Conway, Patton,
                                                           Bouhall and Reichard
                                                           1220 Huntington
                                                           Building
                                                           Cleveland, OH  44115

John S. Brinzo            Executive Vice                   Marlene J. Brinzo
                          President-Finance                (wife)

William R. Calfee         Executive Vice                   Society National
                          President-                       Bank, or its
                          Commercial                       successor, as Trustee
                                                           under the William R.
                                                           Calfee
                                                           Revocable Trust
                                                           Agreement dated
                                                           5/9/89, as the same
                                                           may hereafter be
                                                           amended,
                                                           800 Superior Ave.,
                                                           Cleveland, OH  44114

Thomas J. O'Neill         Executive Vice
                          President - Operations

                                                                       EXHIBIT B
                                                                       ---------

                  "Change of Control" shall be deemed to have occurred if

                  (i) Cleveland-Cliffs shall merge into itself, or be merged or consolidated with, another corporation and as a result of such merger or consolidation less than 70% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of Cleveland-Cliffs as the same shall have existed immediately prior to such merger or consolidation;

                  (ii) Cleveland-Cliffs shall sell or otherwise transfer all or substantially all of its assets to any other corporation or other legal person, and immediately after such sale or transfer less than 70% of the combined voting power of the outstanding voting securities of such corporation or person is held in the aggregate by the former shareholders of Cleveland-Cliffs as the same shall have existed immediately prior to such sale or transfer;

                  (iii) a person, within the meaning of Section 3(a)(9) or of
         Section 13(d)(3) (as in effect on the date hereof) of the Securities Exchange Act of 1934, shall become the beneficial owner (as defined in Rule 13d-3 of the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934) of 30% or more of the outstanding voting securities of Cleveland-Cliffs (whether directly or indirectly); or

                  (iv) during any period of three consecutive years, individuals who at the beginning of any such period constitute the Board of Directors of Cleveland-Cliffs cease, for any reason, to constitute at least a majority thereof, unless the election, or the nomination for election by the shareholders of Cleveland-Cliffs, of each Director first elected during any such period was approved by a vote of at least one-third of the Directors of Cleveland-Cliffs who are Directors of Cleveland-Cliffs on the date of the beginning of any such period.

                                                                  Exhibit C

                              TRUST AGREEMENT NO. 2
                  (Amended and Restated Effective June 1, 1997)
                  ---------------------------------------------

                  This Trust Agreement No. 2 (Amended and Restated Effective June 1, 1997) ("Trust Agreement No. 2") is made on this 12th day of June, 1997, by and between Cleveland-Cliffs Inc, an Ohio corporation ("Cleveland-Cliffs"), and KeyTrust Company of Ohio, N.A., a national banking association, as trustee (the "Trustee").

                                   WITNESSETH:
                                   ----------

                  WHEREAS, under the provisions of certain agreements between each of the executives of Cleveland-Cliffs (the "Executives") listed (from time to time as provided in Section 9(c) hereof) on Exhibit A hereto and Cleveland-Cliffs (the "Executive Agreements"), as each of the same may hereafter be amended or restated, or any successor thereto, the Executives may become entitled to certain compensation, pension and other benefits;

                  WHEREAS, under the provisions of the Severance Pay Plan for Key Employees of Cleveland-Cliffs Inc (the "Severance Plan"), effective February 1, 1992, as the same may be supplemented, amended, or restated, or any successor thereto, certain key employees (the "Key Employees") also listed (from time to time as provided in Section 9(c) hereof) on Exhibit A hereto, may become entitled to compensation, pension and other benefits;

                  WHEREAS, under the provisions of the Cleveland-Cliffs Inc Retention Plan for Salaried Employees (the "Retention Plan"), adopted January 14, 1992, as the same may be supplemented, amended, or restated, or any successor thereto, certain salaried employees identified therein (the "Covered Employees") may become entitled to compensation and other benefits;

                  WHEREAS, in addition to the compensation, pension and other benefits provided by the Executive Agreements, the Severance Plan and the Retention Plan, in order to ensure that the obligations of Cleveland-Cliffs under the Executive Agreements, the Severance Plan and the Retention Plan can be enforced by the Executives, the Key Employees, and the Covered Employees, respectively, (referred to herein singularly as an "Indemnitee" and collectively as the "Indemnitees") in the event of a "Change of Control" (as defined herein), the Executive Agreements, the Severance Plan and the Retention Plan all provide that Cleveland-Cliffs will establish a trust to fund reasonable attorneys' and related fees and expenses associated with a lawsuit, action or other proceeding brought by or on behalf of an Indemnitee to enforce provisions of an Executive Agreement (referred to collectively herein as "Expenses");

                  WHEREAS, the Executive Agreements, the Severance Plan and the Retention Plan all provide that the foregoing trust arrangement will be considered a part of the Executive Agreements, the Severance Plan and the Retention Plan, and will set forth the terms and conditions relating to the payment of Expenses;

                  WHEREAS, Cleveland-Cliffs and Ameritrust Company National Association, a predecessor of the Trustee, entered into a trust agreement ("Trust Agreement No. 2"), dated October 28, 1987, to provide for the payment of reasonable attorneys' and related fees and expenses incurred by certain executives in the enforcement of their rights under agreements between such executives and Cleveland-Cliffs in effect at that time;

                  WHEREAS, Trust Agreement No. 2 was amended and restated by an Amended and Restated Trust Agreement No. 2, dated March 24,
1992; and

                  WHEREAS, Cleveland-Cliffs desires to amend and restate this Trust Agreement No. 2 heretofore entered into and has transferred or will transfer to the trust (the "Trust") established by this Trust Agreement No. 2 assets which shall be held therein until paid to Indemnitees with respect to Expenses in such manner and at such times as specified herein.

                  NOW, THEREFORE, the parties amend and restate the Trust Agreement No. 2 and agree that the Trust shall be comprised, held and disposed of as follows:

                  1. TRUST FUND. (a) Cleveland-Cliffs hereby deposits with the Trustee in trust Ten Dollars ($10.00), which shall become the principal of this Trust, to be held, administered and disposed of by the Trustee as herein provided.

                  (b) The Trust hereby established shall be revocable by Cleveland-Cliffs at any time prior to the date on which occurs a "Change of Control," as that term is defined in this Section

1(b); on or after such date, this Trust shall be irrevocable. Cleveland-Cliffs shall notify the Trustee promptly in the event that a Change of Control has occurred. The term "Change of Control" shall mean the occurrence of any of the following events:

                  (i) Cleveland-Cliffs shall merge into itself, or be merged or consolidated with, another corporation and as a result of such merger or consolidation less than 70% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of Cleveland-Cliffs as the same shall have existed immediately prior to such merger or consolidation;

                  (ii) Cleveland-Cliffs shall sell or otherwise transfer all or substantially all of its assets to any other corporation or other legal person, and immediately after such sale or transfer less than 70% of the combined voting power of the outstanding voting securities of such corporation or person is held in the aggregate by the former shareholders of Cleveland-Cliffs as the same shall have existed immediately prior to such sale or transfer;

                  (iii) a person, within the meaning of Section 3(a)(9) or of
         Section 13(d)(3) (as in effect on the date hereof) of the Securities Exchange Act of 1934, shall become the beneficial owner (as defined in Rule 13d-3 of the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934) of 30% or more of the outstanding voting securities of Cleveland-Cliffs (whether directly or indirectly); or

                  (iv) during any period of three consecutive years, individuals who at the beginning of any such period constitute the Board of Directors of Cleveland-Cliffs cease, for any reason, to constitute at least a majority thereof, unless the election, or the nomination for election by the shareholders of Cleveland-Cliffs, of each Director first elected during any such period was approved by a vote of at least one-third of the Directors of Cleveland-Cliffs who are Directors of Cleveland-Cliffs on the date of the beginning of any such period.

                  (c) The principal of the Trust and any earnings thereon shall be held in trust separate and apart from other funds of Cleveland-Cliffs exclusively for the uses and purposes herein set forth. No Indemnitee shall have any preferred claim on, or any beneficial ownership interest in, any assets of the Trust prior to the time that such assets are paid to an Indemnitee as Expenses as provided herein.

                  (d) Any Company (as defined in paragraph (e) below) may at any time or from time to time make additional deposits of cash or other property in the Trust to augment the principal to be held, administered and disposed of by the Trustee as herein provided, but no payments of all or any portion of the principal of the Trust or earnings thereon shall be made to Cleveland-

Cliffs or any other person or entity on behalf of Cleveland-Cliffs except as herein expressly provided.

                  (e) The term "Company" as used herein shall mean Cleveland-Cliffs, any wholly owned subsidiary or any partnership or joint venture in which Cleveland-Cliffs and/or any wholly-owned subsidiary is a partner or venturer and Empire Iron Mining Partnership, or any entity that is a successor to Cleveland- Cliffs in ownership of substantially all of its assets.

                  (f) This Trust Agreement No. 2 shall be construed as a part of the Executive Agreements, the Severance Plan and the

Retention Plan.

                  (g) This Trust is intended to be a grantor trust, within the meaning of Section 671 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision thereto, and shall be construed accordingly. The Trust is not designed to qualify under Section 401(a) of the Code or to be subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                  2. PAYMENTS TO INDEMNITEES. (a) The Trustee shall promptly pay Expenses to the Indemnitees from the assets of the Trust in accordance with
Section 13 of the Executive Agreements, Section 12 of the Severance Plan,
Article IX of the Retention Plan and this Section 2, provided that (i) this Trust Agreement No. 2 has not been terminated pursuant to Section 12 hereof;
(ii) the Trust has become irrevocable; (iii) with respect to the first demand for payment of Expenses hereunder received by the Trustee, the Trustee shall immediately give appropriate notice thereof to all Indemnitees, and shall make no payment of Expenses until the 21st day after such notice has been given; and (iv) the requirements of Section 2(c) and 2(d) hereof have been satisfied. The Trustee shall promptly inform the Company as to amounts paid to any Indemnitee pursuant to this Section.

                  (b) It is the intention of Cleveland-Cliffs that during the 21-day period prescribed by Section 2(a) (iii) hereof, the Indemnitees will make reasonable efforts to consult with each other and to take into account the interests of all Indemnitees in deciding on how best to proceed to enforce the provisions of the Executive Agreements, the Severance Plan, and/or the Retention Plan such that the assets of the Trust are utilized most effectively; provided, however, that this Section 2(b) is to be construed as precatory in nature, and in the absence of any other agreement or arrangement, this Trust Agreement No. 2 (without regard to this Section 2(b)) shall apply to the payment of Expenses.

                  (c) A demand for payment by an Indemnitee hereunder must be made within two months of the date on which the Indemnitee receives a bill, invoice or other statement setting forth the Expenses that have been incurred. In order to demand payment hereunder, the Indemnitee must deliver to the Trustee
(i) a certificate signed by or on behalf of such Indemnitee, certifying to the Trustee that the Company is in default in paying the Indemnitee a specified amount which the Indemnitee states to be owed under an Executive Agreement, the Severance Plan or the Retention Plan, and (ii) a notice in writing and in reasonable detail of the Expenses that are to be paid hereunder.

                  (d) To the extent payments hereunder may be made only from funds held in the form of a deposit or obligation, such payments may be postponed until such deposit or obligation shall have matured. Payments shall be made to the Indemnitee in the full amount noticed until the Trust is depleted; provided that if on the date such amount is to be paid from the Trust other amounts have been claimed but not yet paid to the same or other Indemnitees and the aggregate amount so claimed exceeds the amount available in the Trust, the Trustee shall only pay that portion of the amount then payable to each such Indemnitee determined by multiplying such amount by a fraction, the numerator of which is the amount then in the Trust and the denominator of which is the aggregate amount noticed by the Indemnitees to be owed but not yet paid to that date.

                  3. RIGHTS OF INDEMNITEES. (a) Nothing in this Trust Agreement No. 2 shall in any way diminish any rights of any Indemnitee to pursue his rights as a general creditor of the Company with respect to Expenses or otherwise, and (b) the rights of the Indemnitees under the Executive Agreements, Severance Plan or Retention Plan shall in no way be affected or diminished by any provision of this Trust Agreement No. 2 or action taken pursuant to this Trust Agreement No. 2, it being the intent of Cleveland-Cliffs that rights of the Indemnitees be security for obligations of the Company under the Executive Agreements, Severance Plan or Retention Plan, except that any payment actually received by any Indemnitee hereunder shall reduce dollar-per-dollar amounts otherwise due to such Indemnitee pursuant to Section 13 of the Executive Agreements, Section 12 of the Severance Plan, or Article IX of the Retention Plan, as applicable.

                  4. PAYMENTS TO CLEVELAND-CLIFFS. Except to the extent expressly contemplated by Section 1(b), Cleveland-Cliffs shall have no right or power to direct the Trustee to return any of the Trust assets to Cleveland-Cliffs before all payments of Expenses have been made to all Indemnitees as herein provided.

                  5. INVESTMENT OF TRUST FUND. The Trustee shall invest the principal of the Trust including any income accumulated and added to principal in (a) interest-bearing deposit accounts or certificates of deposit (including any such accounts or certificates issued or offered by the Trustee or any successor or affiliated corporation but excluding obligations of the Company),
(b) direct obligations of the United States of America, or obligations the payment of which is guaranteed, as to both principal and interest, by the government or an agency of the government of the United States of America, or
(c) one or more mutual funds or commingled funds, whether or not maintained by the Trustee, substantially all of the assets of which is invested in obligations the income from which is not subject to taxation; provided, however, that no such investment may mature more than

90 days after the date of purchase.  Nothing in this Trust
Agreement No. 2 shall preclude the commingling of Trust assets for investment. The Trustee shall not be required to invest nominal amounts.

                  6. INCOME OF THE TRUST. During the continuance of this Trust all net income of the Trust shall be retained in the Trust.

                  7. ACCOUNTING BY TRUSTEE. The Trustee shall keep records in reasonable detail of all investments, receipts, disbursements and all other transactions required to be done, including such specific records as shall be agreed upon in writing by Cleveland-Cliffs and the Trustee. All such accounts, books and records shall be open to inspection and audit at all reasonable times by Cleveland-Cliffs, by any Indemnitee or by any agent or representative of any of the foregoing. Within 60 calendar days following the end of each calendar year and within 60 calendar days after the removal or resignation of the Trustee, the Trustee shall deliver to Cleveland-Cliffs and, if such year end, removal or resignation occurs on or after the date on which a Change of Control has occurred, to each Indemnitee a written account of its administration of the Trust during such year or during the period from the end of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions affected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities, rights and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be. The Trustee shall furnish to Cleveland-Cliffs on a quarterly basis (or as Cleveland-Cliffs shall direct from time to time) and in a timely manner such information regarding the Trust as Cleveland-Cliffs shall require for purposes of preparing its statements of financial condition. Unless Cleveland-Cliffs or any Indemnitee shall have filed with the Trustee written exception or objection to any such statement and account within 90 days after receipt thereof, Cleveland-Cliffs or the Indemnitee shall be deemed to have approved such statement and account, and in such case the Trustee shall be forever released and discharged with respect to all matters and things reported in such statement and account as though it had been settled by a decree of a court of competent jurisdiction in an action or proceeding to which Cleveland-Cliffs and the Indemnitees were parties.

                  8. RESPONSIBILITY OF TRUSTEE. (a) The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent corporate trustee, acting in like capacity and familiar with such matters, would use in the conduct of an enterprise of a like character and with like aims; provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval which is contemplated by and in conformity and compliance with the terms of this Trust Agreement No. 2, the Executive Agreements, the Severance Plan and the Retention Plan, and is given in writing by Cleveland-Cliffs or by an Indemnitee with respect to his beneficial interest herein; and provided, further, that the Trustee shall have no duty to seek additional deposits of principal from Cleveland-Cliffs, and the Trustee shall not be responsible for the adequacy of this Trust.

                  (b) The Trustee shall not be required to undertake or to defend any litigation arising in connection with this Trust Agreement No. 2 unless it be first indemnified by Cleveland-Cliffs against its prospective costs, expenses, and liabilities (including without limitation attorneys' fees and expenses) relating thereto, and Cleveland-Cliffs hereby agrees to indemnify the Trustee and to be primarily liable for such costs, expenses and liabilities.

                  (c) The Trustee may consult with legal counsel (which, after a Change of Control, shall be independent with respect to the Company) with respect to any of its duties or obligations hereunder, and shall be fully protected in acting or refraining from acting in accordance with the advice of such counsel.

                  (d) The Trustee may rely and shall be protected in acting or refraining from acting within the authority granted by the terms of this Trust Agreement No. 2 upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties, including, without limiting the scope of this Section 8(d), (i) the notice of a Change of Control required by Section 1(b) hereof, and (ii) the certification and notice required by Section 2(c) hereof.

                  (e) The Trustee may hire agents, accountants and financial consultants, who may be agent, accountant, or financial consultant, as the case may be, for the Company, and shall not be answerable for the conduct of same if appointed with due care.

                  (f) The Trustee shall have, without exclusion, all powers conferred on trustees by applicable law unless expressly provided otherwise herein.

                  (g) The Trustee is empowered to take all actions necessary or advisable in order to collect any benefits or payment of which the Trustee is the designated beneficiary.

                  9. AMENDMENTS, ETC. TO EXECUTIVE AGREEMENTS, THE SEVERANCE PLAN AND THE RETENTION PLAN; COOPERATION OF CLEVELAND- CLIFFS. (a) Cleveland-Cliffs has previously furnished the Trustee a complete and correct copy of each Executive Agreement, the Severance Plan and the Retention Plan. Any Indemnitee may, and Cleveland-Cliffs shall, provide the Trustee with true and correct copies of any amendment, restatement or successor to any Executive Agreement, the Severance Plan and the Retention Plan, whereupon such amendment, restatement or successor shall be incorporated herein by reference, provided that such amendment, restatement or successor shall not affect the Trustee's duties and responsibilities hereunder without the consent of the Trustee.

                  (b) Cleveland-Cliffs shall provide the Trustee with all information requested by the Trustee for purposes of determining payments to the Indemnitees as provided in Section 2. Upon the failure of Cleveland-Cliffs or any Indemnitee to provide any such information requested by the Trustee for purposes of determining payments to the Indemnitees as provided in Section 2, the Trustee shall, to the extent necessary in the sole judgment of the Trustee,
(i) compute the amount payable hereunder to any Indemnitee; and (ii) notify Cleveland-Cliffs and the Indemnitee in writing of its computations. Thereafter this Trust Agreement No. 2 shall be construed as to the Trustee's duties and obligation hereunder in accordance with such Trustee determinations without further action; provided, however, that no such determinations shall in any way diminish the rights of the Indemnitees hereunder or under the Executive Agreements, Severance Plan or Retention Plan, and provided, further, that no such determination shall be deemed to modify this Trust Agreement No. 2 or any Executive Agreement, the Severance Plan, or the Retention Plan.

                  (c) At such times as may in the judgment of Cleveland-Cliffs be appropriate, Cleveland-Cliffs shall furnish to the Trustee any amendment to Exhibit A for the purpose of the addition of Indemnitees to Exhibit A (or the deletion of Indemnitees from Exhibit A who are not currently and shall not in the future be entitled to Expenses); provided, however, that no such amendment shall be made after the date of a Change of

Control, other than to designate a different address pursuant to Section 14 hereof.

                  10. COMPENSATION AND EXPENSES OF TRUSTEE. The Trustee shall be entitled to receive such reasonable compensation for its services as shall be agreed upon by Cleveland-Cliffs and the Trustee. The Trustee shall also be entitled to reimbursement of its reasonable expenses incurred with respect to the administration of the Trust including fees and expenses incurred pursuant to Sections 8(c) and 8(e) hereof. Such compensation and expenses shall in all events be payable either directly by Cleveland-Cliffs or, in the event that Cleveland-Cliffs shall refuse, from the assets of the Trust. The Trust shall have a claim against Cleveland-Cliffs for any such compensation or expenses so paid.

                  11. REPLACEMENT OF THE TRUSTEE. (a) The Trustee may resign after providing not less than 90 days' notice to Cleveland-Cliffs and, on or after the date on which a Change of Control has occurred, to the Indemnitees. Prior to the date on which a Change of Control has occurred, the Trustee may be removed at any time by Cleveland-Cliffs. On or after such date, such removal shall also require the agreement of a majority of the Indemnitees. Prior to the date on which a Change of Control has occurred, a replacement or successor trustee shall be appointed by Cleveland-Cliffs. On or after such date, such appointment shall also require the agreement of a majority of the Indemnitees. No such removal or resignation shall become effective until the acceptance of the trust by a successor trustee designated in accordance with this Section 11. If the Trustee should resign, and within 45 days of the notice of such resignation Cleveland-Cliffs and a majority of the Indemnitees (if required) shall not have notified the Trustee of an agreement as to a replacement trustee, the Trustee shall appoint a successor trustee, which shall be a bank or trust company, wherever located, having a capital and surplus of at least $500,000,000 in the aggregate. Notwithstanding the foregoing, a new trustee shall be independent and not subject to control of either Cleveland-Cliffs or the Indemnitees. Upon the acceptance of the trust by a successor trustee, the Trustee shall release all of the monies and other property in the Trust to its successor, who shall thereafter for all purposes of this Trust Agreement No. 2 be considered to be the "Trustee."

                  (b) For purposes of the removal or appointment of a trustee under this Section 11, if any Indemnitee shall be deceased or adjudged incompetent, such Indemnitee's personal representative (including his or her guardian, executor or administrator) shall participate in such Indemnitee's stead.

                  12.  AMENDMENT OR TERMINATION.  (a) This Trust Agreement
No. 2 may be amended at any time and to any extent by a written instrument executed by the Trustee, Cleveland-Cliffs and, on or after the date on which a Change of Control has occurred, a majority of the Indemnitees, except to make the Trust revocable after it has become irrevocable in accordance with Section 1(b)
hereof, or to alter Section 12(b) hereof, except that amendments contemplated by
Section 9 hereof shall be made as therein provided.

                  (b) The Trust shall terminate upon the earliest of (i) the tenth anniversary of the date on which a Change of Control has occurred; (ii) the third anniversary of the date on which a Change of Control has occurred, provided that the Trustee has received no demand for payment of Expenses prior to such anniversary; (iii) such time as the Trust no longer contains any assets;
(iv) such time as the Trustee shall have received consents from all Indemnitees to the termination of this Trust Agreement No. 2; or (v) there is no longer any living Indemnitee under this Trust Agreement No. 2 and there is no pending demand by the estate of any Indemnitee against the Trust.

                  (c) Upon termination of the Trust as provided in Section 12(b) hereof, any assets remaining in the Trust shall be returned to Cleveland-Cliffs unless a determination is made by legal counsel experienced in such matters that the assets of the Trust may not be returned to Cleveland-Cliffs without violating Section 403(d) (2) of ERISA, or any successor provision thereto. If such a determination is made, any assets remaining in the Trust, after satisfaction of liabilities hereunder, pursuant to the written direction of Cleveland-Cliffs, shall be (i) distributed to any welfare benefit plan (within the meaning of ERISA) maintained by Cleveland-Cliffs at the time of distribution so established at such time in order to receive such assets from this Trust, or (ii) otherwise applied to provide benefits which may be provided by a welfare benefit plan (within the meaning of ERISA), directly or through the purchase of insurance.

                  13. SEVERABILITY, ALIENATION, ETC. (a) Any provision of this Trust Agreement No. 2 prohibited by law shall be ineffective to the extent of any such prohibition without invalidating the remaining provisions hereof.

                  (b) To the extent permitted by law, benefits to Indemnitees under this Trust Agreement No. 2 may not be anticipated (except as herein expressly provided), assigned (either at law or in equity), alienated or subject to attachment, garnishment, levy, execution or other legal or equitable process. No benefit actually paid to any Indemnitee by the Trustee shall be subject to any claim for repayment by the Company or Trustee, except in the event of (i) a false claim, or (ii) a payment is made to an incorrect Indemnitee.

                  (c) This Trust Agreement No. 2 shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to the principles of conflict of laws thereof.

                  (d) This Trust Agreement No. 2 may be executed in two or more counterparts, each of which shall be considered an original agreement. This Trust Agreement No. 2 shall become effective immediately upon the execution by Cleveland-Cliffs of at least one counterpart, it being understood that all parties need not sign the same counterpart, but shall not bind any Trustee until such Trustee has executed at least one counterpart.

                  14. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly given when received:

                  If to the Trustee, to:
                  ----------------------

                  KeyTrust Company of Ohio, N.A.
                  127 Public Square
                  Cleveland, Ohio 44114-1306

                  Attention:  Trust Counsel

                  If to Cleveland-Cliffs, to:
                  ---------------------------

                  Cleveland-Cliffs Inc
                  1100 Superior Avenue
                  Cleveland, Ohio 44114

                  Attention:        Secretary

                  If to an Indemnitee, to:
                  ------------------------

                  His or her last address shown on
                  the records of the Company

provided, however, that if any party or his or its successors shall have designated a different address by notice to the other parties, then to the last address so designated.

                  IN WITNESS WHEREOF, each of Cleveland-Cliffs and the Trustee have caused counterparts of this Trust Agreement No. 2 (Amended and Restated effective June 1, 1997) to be executed on their behalf on June 12, 1997, each of which shall be an original agreement.

                                              CLEVELAND-CLIFFS INC

                                              By: /s/ R. F. Novak
                                                 ------------------------------
                                                 Its: V.P. - H.R.
                                                     --------------------------

                                              KEYTRUST COMPANY OF OHIO, N.A.,
                                              as Trustee

                                              By: Kelley Clark
                                                 ------------------------------
                                                 Its: Vice President
                                                     --------------------------
                                              and

                                              By:  J.A. Radazzo
                                                 ------------------------------
                                                 Its: VP
                                                     --------------------------

                                                                Exhibit A
                                                                ---------
Executives
----------

       Name                                    Title
-----------------------         ------------------------------------------

M. T. Moore                     Chairman and Chief Executive Officer
J. S. Brinzo                    Executive Vice President-Finance and Planning
W. R. Calfee                    Executive Vice President-Commercial
T. J. O'Neil                    Executive Vice President-Operations


Key Employees
-------------

       Name                                    Title
------------------------        ------------------------------------------
J. W. Sanders                   Senior Vice President-International Development
A. S. West                      Senior Vice President-Sales
C. B. Bezik                     Vice President and Treasurer
G. N. Chandler                  Vice President-Reduced Iron
R. Emmet                        Vice President and Controller
F. L. Hartman                   Vice President and General Counsel
R. F. Novak                     Vice President-Human Resources
J. A. Trethewey                 Vice President-Operations Services
J. E. Lenhard                   Secretary and Assistant General Counsel
R. C. Berglund                  General Manager-Northshore Mine
L. G. Dykers                    General Manager-Hibbing Taconite
D. Lebel                        General Manager-Wabush Mines
M. P. Mlinar                     General Manager-Tilden Mine
T. S. Petersen                  General Manager-Empire Mine
J. N. Tuomi                     General Manager-LTV Steel Mining Company
R. W. von Bitter                General Manager-Cliffs Reduced Iron Corp.

                                                                       Exhibit D

                              TRUST AGREEMENT NO. 7
                              ---------------------

           This Trust Agreement ("Trust Agreement No. 7") made this 9th day of April, 1991 by and between Cleveland-Cliffs Inc, an Ohio corporation ("Cleveland-Cliffs"), and Ameritrust Company National Association, a national banking association (the "Trustee");

                                   WITNESSETH:
                                   -----------
               WHEREAS, certain benefits are or may become payable under the provisions of the Cleveland-Cliffs Inc Supplemental Retirement Benefit Plan, as Amended and Restated Effective January 1, 1991 as the same may hereafter be supplemented, amended or restated, or any successor thereto (the "Plan"), a current copy of which is attached hereto as Exhibit B and incorporated herein by reference, to the participants in the Plan (the "Participants") listed (from time to time as provided in Section 9(b) hereof) on Exhibit A hereto or to the beneficiaries of such Participants (the "Beneficiaries") as the case may be;
               WHEREAS, the Plan provides for the payment of benefits resulting from contributions made to the Plan which would have been made for the Participants to the qualified retirement plans established by Cleveland-Cliffs and its subsidiary corporations and affiliates were it not for certain limitations imposed by the Internal Revenue Code of 1986, as amended (the"Code"), and the Plan also provides for the payment of benefits due under agreements entered into by Cleveland-Cliffs (and which may be entered into in the future by Cleveland-Cliffs and its subsidiary corporations and affiliates) with certain executives providing for additional service credit and/or other features for purposes of computing retirement benefits;
               WHEREAS, Cleveland-Cliffs wishes specifically to assure the payment to the Participants and Beneficiaries of amounts due under the Plan (the amounts so payable being collectively referred to herein as the "Benefits");
               WHEREAS, subject to Section 9 hereof, the amounts and timing of Benefits to which each Participant or Beneficiary is presently or may become entitled are as provided in the Plan;
               WHEREAS, Cleveland-Cliffs wishes to establish a trust (the "Trust") under which Cleveland-Cliffs and each of its subsidiaries or affiliates that executes a Participating Subsidiary Deposit Agreement ("Deposit Agreement") as provided in Section 14 hereof (a "Participating Subsidiary"; and "Participating Employer" shall mean Cleveland-Cliffs or any Participating Subsidiary) may transfer to the Trust assets which shall be held therein subject to the claims of the creditors of each Participating Employer to the extent set forth in Section 3 hereof until paid in full to all Participants and Beneficiaries as Benefits in such manner and at such times as specified herein unless the Participating Employer with respect to the Participant or Beneficiary is Insolvent (as defined herein) at the time that such Benefits become payable;

               WHEREAS, each Participating Subsidiary that executes a Deposit Agreement has irrevocably appointed Cleveland-Cliffs its agent and attorney for purposes of acting on its behalf with respect to this Trust; and
               WHEREAS, a Participating Employer shall be considered "Insolvent" for purposes of this Trust Agreement at such time as such Participating Employer
(i) is subject to a pending voluntary or involuntary proceeding as a debtor under the United States Bankruptcy Code, as heretofore or hereafter amended, or
(ii) is unable to pay its debts as they mature.
               NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:
        1.     TRUST FUND:   (a)    Subject to the claims of creditors of
Participating Employers to the extent set forth in Section 3 hereof, Cleveland-Cliffs hereby deposits with the Trustee in trust Ten Dollars ($10.00) which shall become the principal of this Trust, to be held, administered and disposed of by the Trustee as herein provided, but no payments of all or any portion of the principal of the Trust or earnings thereon shall be made to Cleveland-Cliffs or any other person or entity on behalf of Cleveland-Cliffs except as herein expressly provided. The Trust hereby established shall be irrevocable.
               (b) Cleveland-Cliffs shall notify the Trustee promptly in the event that a "Change of Control", (as defined herein) has occurred. The term "Change of Control" shall mean the occurrence of any of the following events:

                      (i) a tender offer shall be made and consummated for the ownership of 30% or more of the outstanding voting securities of Cleveland-Cliffs;
                      (ii) Cleveland-Cliffs shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 70% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of Cleveland-Cliffs, other than affiliates (within the meaning of the Securities Exchange Act of 1934) of any party to such merger or consolidation, as the same shall have existed immediately prior to such merger or consolidation;
                      (iii) Cleveland-Cliffs shall sell substantially all of its assets to another corporation which is not a wholly owned subsidiary;
                      (iv) a person, within the meaning of Section 3(a)(9) or of
        Section 13(d)(3) (as in effect on the date hereof) of the Securities Exchange Act of 1934, shall acquire 30% or more of the outstanding voting securities of Cleveland-Cliffs (whether directly, indirectly, beneficially or of record), or
                      (v) during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board of Directors of Cleveland-Cliffs cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the shareholders of Cleveland-Cliffs, of each Director first elected during any such period was approved by a vote of at least two-thirds of the Directors of Cleveland-Cliffs then still in office who are Directors of Cleveland-Cliffs on the date at the beginning of any such period.
For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (as in effect on the date hereof) pursuant to the Securities Exchange Act of 1934.
               (c) Any payments by the Trustee pursuant to this Agreement shall, to the extent thereof, discharge the obligation of the Participating Employers to pay benefits under the Plan, it being the intent of the Participating Employers that assets in the Trust established hereby be held as security for the obligation of the Participating Employers to pay benefits under the Plan.
               (d) The principal of the Trust and any earnings thereon shall be held in trust separate and apart from other funds of each Participating Employer exclusively for the uses and purposes herein set forth. No Participant or Beneficiary shall have any preferred claim on, or any beneficial ownership interest in, any assets of the Trust prior to the time that such assets are paid to a Participant or Beneficiary as Benefits as provided herein.
               (e) A Participating Employer may at any time or from time to time make additional deposits of cash or other property in the Trust to augment the principal to be held, administered and disposed of by the Trustee as herein provided, but no payments of all or any portion of the principal of the Trust or earnings thereon shall be made to a Participating Employer or any other person or entity on behalf of a Participating Employer except as herein expressly provided.
               (f) The Trust is intended with respect to each Participating Employer, to be a grantor trust, within the meaning of Section 671 of the Code, or any successor provision thereto, and shall be construed accordingly. The Trust is not designed to qualify under Section 401(a) of the Code or to be subject to the provisions of the Employee Retirement Income Security Act Or 1974, as amended ("ERISA"). The Trust established under this Trust Agreement No. 7 does not fund and is not intended to fund the Plan or any other employee benefit plan or program of a Participating Employer. Such Trust is and is intended to be a depository arrangement with the Trustee for the setting aside of cash and other assets of the Participating Employers as and when each of the so determines in its sole discretion for the meeting of part or all of its future obligations with respect to Benefits to some or all of the Participants under the Plan.
               2. PAYMENTS TO PARTICIPANTS OR BENEFICIARIES. (a)Provided that the Trustee has not actually received notice as provided in Section 3 hereof that a Participant's or

Beneficiary's Participating Employer is Insolvent, the Trustee shall make payments of Benefits to each Participant or Beneficiary from the assets of the Trust in accordance with the term of the Plan and subject to Section 9 hereof. The Trustee shall make provision for withholding of any federal, state, or local taxes that may be required to be withheld by the Trustee in connection with the payment of any Benefits hereunder.
               (b) If the balance of a Participant's separate account maintained pursuant to Section 7(b) hereof is not sufficient to provide for full payment of Benefits to which a Participant or Beneficiary is entitled as provided herein, the respective Participating Employer shall make the balance of each such payment as provided in the Plan. No payment from the Trust assets to a Participant or Beneficiary shall exceed the balance of such separate account.
               3. THE TRUSTEE'S RESPONSIBILITY REGARDING PAYMENTS TO A PARTICIPANT OR BENEFICIARY WHEN A PARTICIPATING EMPLOYER IS INSOLVENT:
               (a) At all times during the continuance of this Trust, the principal and income of the Trust with respect to accounts maintained hereunder on behalf of a Participating Employer shall be subject to claims of creditors of such Participating Employer as set forth in this Section 3(a). The Board of Directors ("Board") of Cleveland-Cliffs and of each Participating Subsidiary and the Chief Executive Officer ("CEO") of Cleveland-Cliffs and of each Participating Subsidiary shall have the duty to inform the Trustee if either the Board or the CEO believes that his or their respective Participating Employer is Insolvent. If the Trustee receives a notice from the Board, the CEO, or a creditor of a Participating Employer alleging that such Participating Employer is insolvent, then unless the Trustee independently determines that such Participating Employer is not Insolvent, the Trustee shall (i) discontinue payments to any Participant or his Beneficiary from accounts maintained hereunder on behalf of such Participating Employer (the "Identified Participating Employer"), (ii) determine and allocate all Account Excesses in accordance with Sections 4 and 7(b) hereof for the accounts of the Participants then employed by the Identified Participating Employer, or for whom such Identified Participating Employer has obligations and liabilities pursuant to a Deposit Agreement, treating such accounts solely for this purpose as if they comprised all of the accounts of the Trust, and provided that for this purpose the Threshold Percentage shall be equal to 100%, (iii) hold the Trust assets attributable to accounts maintained hereunder on behalf of Participants then employed by the Identified Participating Employer, or for whom such Identified Participating Employer has obligations and liabilities or has assumed obligations and liabilities pursuant to a Deposit Agreement, for the benefit of the general creditors of such Identified Participating Employer, and (iv) promptly seek the determination of a court of competent jurisdiction regarding the Insolvency of the Identified Participating Employer. The Trustee shall deliver any undistributed principal and income in the Trust to the extent of the balances of the accounts maintained hereunder on behalf of the Identified Participating Employer to the extent necessary to satisfy the claims of the creditors of such Identified Participating Employer as a court of competent jurisdiction may direct. Such payments of principal and income shall be borne by the separate accounts of the Participants in proportion to the balances on the date of such court order of their respective accounts maintained pursuant to Section 7(b) hereof. If payments to any Participant or Beneficiary have discontinued pursuant to this Section 3(a), the Trustee shall resume payments to such Participant or Beneficiary only after receipt of an order of a court of competent jurisdiction. The Trustee shall have no duty to inquire as to whether a Participating Employer is Insolvent and may rely on information concerning the Insolvency of a Participating Employer which has been furnished to the Trustee by any creditor of a Participating Employer or by any person. Nothing in this Trust Agreement shall in any way diminish any rights of any Participant or Beneficiary to pursue his rights as a general creditor of the Participant's or Beneficiary's Participating Employer with respect to Benefits or otherwise, and the rights of each Participant or Beneficiary under the Plan shall in no way be affected or diminished by any provision of this Trust Agreement No. 7 or action taken pursuant to this Trust Agreement No. 7 except that any payment actually received by any Participant or Beneficiary hereunder shall reduce dollar-per-dollar amounts otherwise due to such Participant or Beneficiary pursuant to the Plan.
               (b) If the Trustee discontinues payment of Benefits from the Trust pursuant to Section 3(a) hereof, the Trustee shall, to the extent it has liquid assets, place cash equal to the discontinued payments (to the extent not paid to creditors pursuant to Section 3(a) and not paid to the Trustee pursuant to Section 10 hereof) in such interest-bearing deposit accounts or certificates of deposit (including any such accounts or certificates issued or offered by the Trustee or any successor corporation but excluding obligations of any Participating Employer) as determined by the Trustee in its sole discretion. If the Trustee subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments which would have been made to the Participants and Beneficiaries in accordance with this Trust Agreement No. 7 during the period of such discontinuance, less the aggregate amount of payments made to any Participant or Beneficiary by the Participating Employer pursuant to the Plan during any such period of discontinuance, together with interest on the net amount delayed determined at a rate equal to the rate paid on the accounts or deposits selected by the Trustee; provided, however, that no such payment shall exceed the balance of the respective Participant's or Beneficiary's account as provided in Section 7(b) hereof.

               4. PAYMENTS TO PARTICIPATING EMPLOYERS: Except to the extent expressly contemplated by this Section 4, no Participating Employer shall have any right or power to direct the Trustee to return any of the Trust assets to such Participating Employer before all payments of Benefits have been made to all Participants or Beneficiaries of such Participating Employer as herein provided. From time to time, if and when requested by Cleveland-Cliffs to do so and/or in order to comply with Section 7(b) hereof, the Trustee shall engage the services of Hewitt Associates or such other independent actuary as may be mutually satisfactory to Cleveland-Cliffs and to the Trustee to determine the maximum actuarial present values of the future Benefits that could become payable by each Participating Employer under the Plan with respect to the Participants and Beneficiaries. The Trustee shall determine the fair market values of the Trust assets allocated to the account of each Participant pursuant to Section 7(b) hereof Cleveland-Cliffs shall pay the fees of such independent actuary and of any appraiser engaged by the Trustee to value any property held in the Trust. The independent actuary shall make its calculations using the 1983 Group Annuity Mortality Table, an interest rate of 8%, Gross National Product Price Deflator increases of 4%, or such other assumptions as are recommended by such actuary and approved by Cleveland-Cliffs and, after the date of a Change of Control, a majority of the Participants (subject to the provisions of Sections 11(b)(i) and (b)(ii) hereof). For purposes or this Trust Agreement, (A) the "Fully Funded" amount with respect to the account of a Participant or Beneficiary maintained pursuant to Section 7(b) hereof shall be equal to the "Threshold Percentage," as defined below, multiplied by the maximum actuarial present value of the future Benefits that could become payable under the Plan with respect to the Participants and Beneficiaries, (B) the "Account Excess" with respect to such account shall be equal to the excess, if any, of the fair market value of the assets held in the Trust allocated to a Participant's account over the respective Fully Funded amount, and (C) the "Aggregate Account Excess" with respect to a Participating Employer shall be equal to the excess, if any, of the aggregate account balances of Participants then employed by the Participating Employer, or for whom such Participating Employer has obligations and liabilities or has assumed obligations and liabilities or has assumed obligations and liabilities pursuant to a Deposit Agreement, over their aggregate Fully Funded amounts. Unless otherwise provided, prior to a Change of Control the Threshold Percentage shall be equal to 110%, and following a Change of Control the Threshold Percentage shall be equal to 140%. The Trustee shall allocate any Account Excess in accordance with Section 7(b) hereof. Thereafter, upon the request of Cleveland-Cliffs, the Trustee shall pay to the Participating Employer its Aggregate Account Excess computed upon the basis of a Threshold Percentage equal to 140%.
               5. INVESTMENT OF PRINCIPAL: (a) The Trustee shall invest and reinvest the principal of the Trust including any income accumulated and added to principal, as directed by the Compensation Committee of the Board of Directors of Cleveland Cliffs (which direction may include investment in Common Shares of Cleveland-Cliffs). In the absence of any such direction, the Trustee shall have sole power to invest the assets of the Trust (including investment in common shares of Cleveland-Cliffs). The Trustee shall act at all times however, with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent corporate trustee, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of a like character and with like aims. The investment objective of the Trustee shall be to preserve the principal of the Trust while obtaining a reasonable total rate of return, measurement of which shall include market appreciation or depreciation plus receipt of interest and dividends. The Trustee shall not be required to invest nominal amounts. The Trustee shall be mindful, in the course of its management of the Trust, of the liquidity demands on the Trust and any actuarial assumptions that may be communicated to it from time to time in accordance with the provisions of this Trust Agreement No. 7.
               (b) In addition to authority given to the Trustee under Section 8 hereof, the Trustee is empowered with respect to the assets of the Trust:
                   (i) To invest and reinvest all or any part of the Trust assets, in each and every kind of property, whether real, personal or mixed, tangible or intangible, whether income or non-income producing, whether secured or unsecured, and wherever situated, including, but not limited to, real estate, shares of common and preferred stock, mortgages and bonds, leases (with or without option to purchase), notes, debentures, equipment or collateral trust certificates, and other corporate, individual or government securities or obligations, time deposits (including savings deposit and certificates of deposit in the Trustee or its affiliates if such deposits bear a reasonable rate of interest), common or collective funds or trusts, and mutual funds or investment companies, including affiliated investment companies and 12 B-l funds. Cleveland-Cliffs acknowledges and agrees that the Trustee may receive fees as a participating depository institution for service relating to the investment of funds in an eligible mutual fund.
                      (ii) At such time or times, and upon such terms and conditions as the Trustee shall deem advisable, to sell, convert, redeem, exchange, grant options for the purchase or exchange of, or otherwise dispose of, any property held hereunder, at public or private sale, for cash or upon credit, with or without security, without obligation on the part of any person dealing with the Trustee to see to the application of the proceeds of or to inquire into the validity, expediency, or propriety of any such disposal;
                      (iii) To manage, operate, repair, partition, and improve and mortgage or lease (with or without an option to purchase) for any length of time any property held in the Trust; to renew or extend any mortgage or lease, upon such terms as the Trustee may deem expedient; to agree to reduction of the rate of interest on any mortgage; to any modification in the terms of any lease or mortgage or of any guarantee pertaining to either of them; to exercise and enforce any right of foreclosure; to bid on property in foreclosure; to take a deed in lieu of foreclosure with or without paying consideration therefor and in connection therewith to release the obligation on the bond secured by the mortgage; and to exercise and enforce in any action, suit, or proceeding at law or in equity any rights, covenants, conditions or remedies with respect to any lease or mortgage or to any guarantee pertaining to either of them or to waive any default in the performance thereof;
                      (iv) To join in or oppose any reorganization, recapitalization, consolidation, merger or liquidation, or any plan therefor, or any lease (with or without an option to purchase), mortgage or sale of the property of any organization the securities of which are held in the Trust; to pay from the Trust any assessments, charges or compensation specified in any plan of reorganization, recapitalization, consolidation, merger or liquidation; to deposit any property allotted to the Trust in any reorganization, recapitalization, consolidation, merger or liquidation; to deposit any property with any committee or depository; and to retain any property allotted to the Trust in any reorganization, recapitalization, consolidation, merger or liquidation;
                      (v) To compromise settle, or arbitrate any claim, debt or obligation of or against the Trust; to enforce or abstain from enforcing any right, claim, debt, or obligation; and to abandon any property determined by it to be worthless;
                      (vi) To make, execute and deliver, as Trustee, any deeds, conveyances, leases (with or without option to purchase), mortgages, options, contracts, waivers or other instruments that the Trustee shall deem desirable in the exercise of its powers under this Agreement; and
                      (vii) To pay out of the assets of the Trust all taxes imposed or levied with respect to the Trust and in its discretion may contest the validity or amount of any tax, assessment, penalty, claim, or demand respecting the Trust and may institute, maintain, or defend against any related action or proceeding either at law or in equity (and in such regard, the Trustee shall be indemnified in accordance with
        Section 8(d) hereof).
               6. INCOME OF THE TRUST: Except as provided in Section 3 hereof, during the continuance of this Trust all net income of the Trust shall be allocated not less frequently than monthly among the Participants' separate accounts in accordance with Section 7(b) hereof.

               7. ACCOUNTING BY TRUSTEE: (a) The Trustee shall maintain books, records and accounts as may be necessary for the proper administration of Trust assets, including such specific records as shall be agreed upon in writing by Cleveland-Cliffs and the Trustee, and shall render to Cleveland-Cliffs within 60 days following the close of each calendar year following the date of this Trust until the termination of this Trust or the removal or resignation of the Trustee (and within 60 days after the date of such termination, removal or resignation), an accounting with respect to the Trust assets as of the end of the then most recent calendar year (and as of the date of such termination, removal or resignation, as the case may be). The Trustee shall furnish to each Participating Employer on a quarterly basis (or as Cleveland-Cliffs shall direct from time to time) and in a timely manner such information regarding the Trust as each Participating Employer shall require for purposes of preparing its statements of financial condition. The Trustee shall at all times maintain separate bookkeeping accounts for each Participating Employer and for each Participant as prescribed by Section 7(b) hereof, and, upon the written request of a Participant, shall provide to him an annual statement of his account. Upon the written request of Cleveland-Cliffs or, on or after the date of a Change of Control, a Participant, the Trustee shall deliver to such Participant or Cleveland-Cliffs, as the case may be, a written report setting forth the amount held in the Trust and a record of the deposits made with respect thereto by each Participating

Employer. Unless Cleveland-Cliffs or any Participant shall have filed with the Trustee written exception or objection to any such statement and account within 90 days after receipt thereof, Cleveland-Cliffs and the Participants shall be deemed to have approved such statement and account, and in such case the Trustee shall be forever released and discharged with respect to all matters and things reported in such statement and account as though it had been settled by a decreee of acourt of competent jurisdiction in an action or proceeding to which Cleveland-Cliffs, the Participating Employers and the Participants were parties.
               (b) The Trustee shall maintain a separate account for each Participating Employer (a "Participating Employer Account") and within such Participating Employer Account, a separate account for each Participant who performs services for such Participating Employer and from whom such Participant is entitled to Benefits (a "Participant account"). Each asset of the Trust shall be allocated to the account of a Participating Employer. Participant accounts within a Participating Employer Account shall reflect undivided portions of each asset in such Account. The Trustee shall credit or debit each Participant account as appropriate to reflect such Participant's allocable portion of the Trust assets allocated to each Participating Employer Account, as such Trust assets may be adjusted from time to time pursuant to the terms of this Trust Agreement No. 7. Except as otherwise provided in this Section 7(b), the Trustee shall allocate the income (or loss) of the Trust with respect to each Participating Employer Account, and within such Account, to the separate Participant accounts maintained thereunder in proportion to the balances of the separate accounts of the Participants. Prior to the date of a Change of Control, all deposits of principal pursuant to Section 1(a) and 1(e) shall be allocated and reallocated as directed by the Participating Employer making such deposit. On or after such date of a Change of Control deposits of principal shall be allocated as Account Excess in accordance with this Section 7(b). Prior to the date of a Change of Control, at the request of Cleveland-Cliffs the Trustee shall determine the amount of all Account Excesses. On or after the date of a Change of Control, the Trustee shall determine annually the amount of all Account Excesses. The Trustee shall allocate the aggregate amount of the Account Excess of a Participating Employer to any accounts of Participants then employed by such Participating Employer that are not Fully Funded, as defined in Section 4 hereof, in proportion to the differences between the respective Fully Funded amount and account balance, insofar as possible until all accounts of Participants then employed by such Participating Employer are Fully Funded. Any then remaining aggregate Account Excess of a Participating Employer shall be allocated to all the accounts of Participants then employed by such Participating Employer, in proportion to the respective Fully Funded amounts.
               (c) Nothing in this Section 7 shall preclude the commingling of Trust assets for investment.

                8. RESPONSIBILITY OF TRUSTEE: (a) The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent corporate trustee, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of a like character and with like aims; provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval, contemplated by and complying with the terms of this Trust Agreement No. 7, given in writing by any Participating Employer, by the Compensation Committee or by a Participant or Beneficiary applicable to his or her beneficial interest herein; and provided, further, that the Trustee shall have no duty to seek additional deposits of principal from any Participating Employer for additional amounts accrued under the Plan, and the Trustee shall not be responsible for the adequacy of this Trust.
               (b) The Trustee may vote any stock or other securities and exercise any right appurtenant to any stock, other securities or other property held hereunder, either in person or by general or limited proxy, power of attorney or other instrument.
               (c) The Trustee may hold securities in bearer form and may register securities and other property held in the trust fund in its own name or in the name of a nominee, combine certificates representing securities with certificates of the same issue held by the Trustee in other fiduciary capacities, and deposit, or arrange for deposit of property with any depository; provided that the books and records of the Trustee shall at all times show that all such securities are part of the trust fund.
               (d) If the Trustee shall undertake or defend any litigation arising in connection with this Trust Agreement No. 7, it shall be indemnified jointly and severally by Cleveland-Cliffs and each Participating Subsidiary against its costs, expenses and liabilities (including without limitation attorneys' fees and expenses) related thereto.
               (e) The Trustee may consult with legal counsel, independent accountants and actuaries (who may be counsel, independent accountants or actuaries for any Participating Employer) with respect to any of its duties or obligations hereunder, and shall be fully protected in acting or refraining from acting in accordance with the advice of such counsel, independent accountants and actuaries.
               (f) The Trustee may rely and shall be protected in acting or refraining from acting within the authority granted by the terms of this Trust Agreement No. 7 upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties.
               (g) The Trustee may hire agents, accountants, actuaries, and financial consultants, who may be agents, accountants, actuaries, or financial consultants, as the case may be, for any Participating Employer, and shall not be answerable for the conduct of same if appointed with due care.
               (h) The Trustee is empowered to take all actions necessary or advisable in order to collect any benefits or payments of which the Trustee is the designated beneficiary.
               (i) The Trustee shall have, without exclusion, all powers conferred on trustees by applicable law unless expressly provided otherwise herein.
               9.     AMENDMENTS, ETC. TO PLAN; COOPERATION OF PARTICIPATING
EMPLOYERS:
               (a) Cleveland-Cliffs has previously furnished the Trustee a complete and correct copy of the Plan, and Cleveland-Cliffs shall, and any Participating Subsidiary, Participant, or Beneficiary may, promptly furnish the Trustee true and correct copies of any amendment, restatement or successor thereto, whereupon such amendment, restatement or successor shall be incorporated herein by reference, provided that such amendment, restatement or successor shall not affect the Trustee's duties and responsibilities hereunder without the consent of the Trustee.
               (b) Cleveland-Cliffs shall provide the Trustee with all information requested by the Trustee for purposes of determining payments to the Participants and Beneficiaries or withholding of taxes as provided in Section 2. Upon the failure of Cleveland-Cliffs or any Participant or Beneficiary to provide any such information, the Trustee shall, to the extent necessary in the sole judgment of the Trustee, (i) compute the amount payable hereunder to any Participant or Beneficiary; and (ii) notify Cleveland-Cliffs and the Participant or Beneficiary in writing of its computations. Thereafter this Trust Agreement No. 7 shall be construed as to the Trustee's duties and obligations hereunder in accordance with such Trustee determinations without further action; provided, however, that no such determinations shall in any way diminish the rights of any Participant or Beneficiary hereunder or under the Plan; and provided, further, that no such determinations shall be deemed to modify this Trust Agreement No. 7 or the Plan. Nothing in this Trust Agreement No. 7 shall restrict Cleveland-Cliffs' right to amend, modify or terminate the Plan.
               (c) At such times as may in the judgment of Cleveland-Cliffs be appropriate, Cleveland-Cliffs shall furnish to the Trustee any amendment to Exhibit A for the purpose of the addition of Participants (or the deletion of Participants who (together with their Beneficiaries) have no Benefits currently due or payable in the future)) to Exhibit A; provided, however, that no such amendment shall be made after the date of a Change of Control.
               10.    COMPENSATION AND EXPENSES OF TRUSTEE:   The Trustee shall
be entitled to receive such reasonable compensation for its services as shall be agreed to upon by Cleveland-Cliffs and the Trustee. The Trustee shall also be entitled to reimbursement of its reasonable expenses incurred with respect to the administration of the Trust including fees and expenses incurred pursuant to

Sections 8(d), 8(e) and 8(g) and liabilities to creditors pursuant to court direction as provided in Section 3(a) hereof. Such compensation and expenses shall in all events be payable either directly by Cleveland-Cliffs or, in the event that Cleveland-Cliffs shall refuse, from the assets of the Trust and charged pro rata in proportion to each separate account balance. The Trust shall have a claim against Cleveland-Cliffs for any such compensation or expenses so paid.
               11. REPLACEMENT OF THE TRUSTEE: (a) Prior to the date of a Change of Control, the Trustee may be removed by Cleveland-Cliffs. On or after the date of a Change of Control, the Trustee may be removed at any time by agreement of Cleveland-Cliffs and a majority of the Participants. The Trustee may resign after providing not less than 90 days' notice to Cleveland-Cliffs and to the Participants. In case of removal or resignation, a new trustee, which shall be independent and not subject to control of either Cleveland Cliffs or the Participants and Beneficiaries, shall be appointed as shall be agreed by Cleveland-Cliffs and a majority of the Participants. No such removal or resignation shall become effective until the acceptance of the trust by a successor trustee designated in accordance with this Section 11. If the Trustee should resign, and within 45 days of the notice of such resignation Cleveland-Cliffs and the Participants shall not have notified the Trustee of an agreement as to a replacement trustee, the Trustee shall appoint a successor trustee, which shall be a bank or trust company, wherever located, having a capital and surplus of at least $500,000,000 in the aggregate.
               (b) For purposes of the removal or appointment of a Trustee under this Section 11, (i) if any Participant shall be deceased or adjudged incompetent, such Participant's Beneficiaries shall participate in such Participant's stead, and (ii) a Participant shall not participate if all payments of Benefits then currently due or payable in the future have been made to such Participant or his Beneficiary.
               12.    AMENDMENT OR TERMINATION:    (a)  This Trust Agreement No.
7 may be amended by Cleveland-Cliffs and the Trustee without the consent of any Participant or Beneficiary provided the amendment does not adversely affect any Participant or Beneficiary. This Trust Agreement No. 7 may also be amended at any time and to any extent by a written instrument executed by the Trustee, all Participating Employers, and a majority of the Participants, except to alter
Section 12(b), and except that amendments to Exhibit A contemplated by Section 9(b) hereof shall be made as therein provided.
               (b) The Trust shall terminate on the date on which the Trust no longer contains any assets, or, if earlier, the date on which no Participant or Beneficiary is entitled to further payments hereunder.
               (c) Upon termination of the Trust as provided in Section 12(b) hereof, any assets remaining in the Trust shall be returned to Cleveland-Cliffs or as it directs.
               13.    SPECIAL DISTRIBUTION:   (a)  It is intended that (i) the
creation of,
and transfer of assets to, the Trust will not cause the Plan to be other than "unfunded" for purposes of title I of the Employee Retirement Income Security Act of 1974, as amended, or any successor provision thereto ("ERISA"); (ii) transfers of assets to the Trust will not be transfers of property for purposes of section 83 of the Code, or any successor provision thereto, nor will such transfers cause a currently taxable benefit to be realized by a Participant or Beneficiary pursuant to the "economic benefit doctrine; and (iii) pursuant to section 451 of the Code, or any successor provision thereto, amounts will be includable as compensation in the gross income of a Participant or Beneficiary in the taxable year or years in which such amounts are actually distributed or made available to such Participant or Beneficiary by the Trustee.
               (b) Notwithstanding anything to the contrary contained in this Trust Agreement No. 7, in the event it is determined by a final decision of the Internal Revenue Service, or, if an appeal is taken therefrom, by a court of competent jurisdiction that (i) by reason of the creation of, and a transfer of assets to, the Trust, the Trust is considered "funded" for purposes of title I of ERISA; or (ii) a transfer of assets to the Trust is considered a transfer of property for purposes of section 83 of the Code or any successor provision thereto; or (iii) a transfer of assets to the Trust causes a Participant or Beneficiary to realize income pursuant to the "economic benefit" doctrine; or
(iv) pursuant to section 451 of the Code or any successor provision thereto, amounts are includable as compensation in the gross income of a Participant or Beneficiary in a taxable year that is prior to the taxable year or years in which such amounts would, but for this Section 13, otherwise actually be distributed or made available to such Participant or Beneficiary by the Trustee, then (A) the assets held in Trust shall be allocated in accordance with Section 7(b) hereof, and (B) subject to the last sentence of Section 2(b) hereof, the Trustee shall promptly make a distribution to each affected Participant or Beneficiary which, after taking into account the federal, state and local income tax consequences of the special distribution itself, is equal to the sum of any federal, state and local income taxes, interest due thereon, and penalties assessed with respect thereto, which are attributable to amounts that are includable in the income of such Participant or Beneficiary for any of the reasons described in clause (i), (ii), (iii) or (iv) of this Section 13(b).
               14.    PARTICIPATING SUBSIDIARY DEPOSIT AGREEMENT:(a)    Upon
execution of a Deposit Agreement in the form of Exhibit C hereto, a Subsidiary may at any time or from time to time make deposits of cash or other property in the Trust pursuant to Section 1(d) hereof. Such Deposit Agreement shall provide, among other things, for the designation of Cleveland-Cliffs as agent and attorney for the Participating Subsidiary for all purposes under this Trust Agreement No. 7, including consenting to any amendments hereto, consenting to any Trustee accounts and consenting to anything requiring the approval or consent of a

Participating Employer hereunder.
               (b) Cleveland-Cliffs is the sponsoring grantor for this Trust Agreement No. 7. It reserves to itself, and each Subsidiary by execution of a Deposit Agreement delegates to Cleveland-Cliffs, the power to amend or terminate this Trust Agreement No. 7 in accordance with its terms.
               15.    SEVERABILITY ALIENATION, ETC.:    (a)   Any provision of
this Trust Agreement No. 7 prohibited by law shall be ineffective to the extent of any such prohibition without invalidating the remaining provisions hereof.
               (b) To the extent permitted by law, benefits to Participants and Beneficiaries under this Trust Agreement No. 7 may not be anticipated, assigned (either by law or in equity), alienated or subject to attachment, garnishment, levy, execution or other legal or equitable process and no benefit provided for herein and actually paid to any Participant or Beneficiary by the Trustee shall be subject to any claim for repayment by any Participating Employer or the Trustee.
               (c) This Trust Agreement No. 7 shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to the principles of conflict of laws thereof.
               (d) This Trust Agreement No. 7 may be executed in two or more counterparts, each of which shall be considered an original agreement. This Trust Agreement No. 7 shall become effective immediately upon the execution by Cleveland-Cliffs of at least one counterpart, it being understood that all parties need not sign the same counterpart, but shall not bind any Trustee until such Trustee has executed at least one counterpart.
               (e) Each action taken by Cleveland-Cliffs hereunder shall, unless otherwise designated in such action by Cleveland-Cliffs or unless the context or this Trust Agreement No. 7 requires otherwise, be deemed to be an action of Cleveland-Cliffs on behalf of each Participating Subsidiary pursuant to the authority granted to Cleveland-Cliffs by such Participating Subsidiary in the Deposit Agreement.
               16.    NOTICES; IDENTIFICATION OF CERTAIN PARTICIPANTS OR
BENEFICIARIES:
               (a) All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly given when received:

               If to the Trustee, to:

               Ameritrust Company National Association
               900 Euclid Avenue
               Cleveland, Ohio 44115
               Attention:  Trust Department
                                 Employee Benefit Administration

               If to Cleveland-Cliffs, to:

               Cleveland-Cliffs Inc
               1100 Superior Avenue
               Cleveland, OH 44114
               Attention:  Secretary

               If to the Participants, to the addresses listed on Exhibit A hereto; and if to the Beneficiaries, to the addresses provided to the Trustee by Cleveland-Cliffs;

provided, however, that if any party or any Participant or Beneficiary or his or its successors shall have designated a different address by written notice to the other parties, then to the last address so designated.
               IN WITNESS WHEREOF, Cleveland-Cliffs and the Trustee have caused counterparts of this Trust Agreement No. 7 to be executed on their behalf on April 9, 1991, each of which shall be an original agreement.

                                            CLEVELAND-CLIFFS INC



                                            By:  Richard F. Novak
                                                 -------------------------
                                            Its: V.P. of Human Resources
                                                 -------------------------

                                            AMERITRUST COMPANY NATIONAL
                                            ASSOCIATION

                                            By:  J.P. Russell
                                                 -------------------------
                                            Its: Vice President
                                                 -------------------------

                                                                       EXHIBIT A
                                                                       ---------

                     All Senior Officers and Other Full-Time
                    Salaried Employees Grade EX-28 and Above/
                          Eligible Participants in SERP





    Name                              Title
--------------        ----------------------------------------------
M. T. Moore           Chairman and Chief Executive Officer
J. S. Brinzo          Executive Vice President-Finance and Planning
W. R. Calfee          Executive Vice President-Commercial
T. J. O'Neil          Executive Vice President-Operations
J. W. Sanders         Senior Vice President-International Development
A. S. West            Senior Vice President-Sales
F. L. Hartman         Vice President and General Counsel
R. F. Novak           Vice President-Human Resources
J. A. Trethewey       Vice President-Operations Services
C. B. Bezik           Vice President and Treasurer
R. Emmet              Vice President and Controller
G. N. Chandler        Vice President-Reduced Iron
J. E. Lenhard         Secretary and Assistant General Counsel
R. C. Berglund        General Manager- Northshore Mine
L. G. Dykers          General Manager- Hibbing Taconite
D. Lebel              General Manager-Wabush Mines
M. P. Mlinar          General Manager-Tilden Mine
T. S. Petersen        General Manager-Empire Mine
J. N. Tuomi           General Manager-LTV Steel Mining Company
R. W. von Bitter      General Manager-Cliffs Reduced Iron Corp.



6-30-97

                                                                       Exhibit B









                              CLEVELAND-CLIFFS INC
                      SUPPLEMENTAL RETIREMENT BENEFIT PLAN
               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1997)
               ---------------------------------------------------







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


                                TABLE OF CONTENTS
                                -----------------

                                                                           PAGE
                                                                           ----


1.   DEFINITIONS............................................................  1
     -----------

2.   DETERMINATION OF THE SUPPLEMENTAL PENSION PLAN BENEFIT.................  3
     ------------------------------------------------------

3.   PAYMENT OF THE SUPPLEMENTAL PENSION PLAN BENEFIT.......................  4
     ------------------------------------------------

4.   FORFEITABILITY.........................................................  6
     --------------

5.   GENERAL................................................................  6
     -------

6.   ADOPTION OF SUPPLEMENTAL RETIREMENT BENEFIT PLAN.......................  8
     ------------------------------------------------

7.   MISCELLANEOUS..........................................................  8
     -------------

8.   AMENDMENT AND TERMINATION............................................... 9
     -------------------------

9.   EFFECTIVE DATE......................................................... 10
     --------------






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



                              CLEVELAND-CLIFFS INC
                      SUPPLEMENTAL RETIREMENT BENEFIT PLAN
               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1997)
               ---------------------------------------------------


                  WHEREAS, Cleveland-Cliffs Inc ("Cleveland-Cliffs") and its subsidiary corporations and affiliates have established, or may hereafter establish, one or more qualified retirement plans;

                  WHEREAS, the qualified retirement plans, pursuant to Sections 401(a) and 415 of the Internal Revenue Code of 1986, as amended, place certain limitations on the amount of contributions that would otherwise be made thereunder for certain participants;

                  WHEREAS, Cleveland-Cliffs now desires to provide for the contributions which would otherwise have been made for such participants under certain of its qualified retirement plans except for such limitations, in consideration of services performed and to be performed by each such participant for Cleveland-Cliffs and its subsidiaries and affiliates; and

                  WHEREAS, Cleveland-Cliffs has entered into, and Cleveland-Cliffs and its subsidiary corporations and affiliates may in the future enter into, agreements with certain executives providing for additional service credit and/or other features for purposes of computing retirement benefits, in consideration of services performed and to be performed by such executives for Cleveland-Cliffs and its subsidiaries and affiliates.

                  NOW, THEREFORE, Cleveland-Cliffs hereby amends and restates and publishes the Supplemental Retirement Benefit Plan heretofore established by it, which shall contain the following terms and conditions:

                  1. DEFINITIONS. A. The following words and phrases when used in this Plan with initial capital letters shall have the following respective meanings, unless the context clearly indicates otherwise. The masculine whenever used in this Plan shall include the feminine.

                  B. "AFFILIATE" shall mean any partnership or joint venture of which any member of the Controlled Group is a partner or venturer and which shall adopt this Plan pursuant to paragraph 6.

                  C. "BENEFICIARY" shall mean such person or persons (natural or otherwise) as may be designated by the Participant as his Beneficiary under this Plan. Such a designation may be made, and may be revoked or changed (without the consent of any previously designated Beneficiary), only by an instrument (in form acceptable to Cleveland-Cliffs) signed by the Participant and may be revoked or changed (without the consent of any previously designated Beneficiary), only by an instrument (in form acceptable to Cleveland-Cliffs) signed by the Participant


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


                                                                               2

and filed with Cleveland-Cliffs prior to the Participant's death. In the absence of such a designation and at any other time when there is no existing Beneficiary designated by the Participant to whom payment is to be made pursuant to his designation, his Beneficiary shall be his beneficiary under the Pension Plan. A person designated by a Participant as his Beneficiary who or which ceases to exist shall not be entitled to any part of any payment thereafter to be made to the Participant's Beneficiary unless the Participant's designation specifically provided to the contrary. If two or more persons designated as a Participant's Beneficiary are in existence, the amount of any payment to the Beneficiary under this Plan shall be divided equally among such persons unless the Participant's designation specifically provided to the contrary. Notwithstanding the foregoing, the Beneficiary of a Participant who elects the form of benefit elected by the Participant under the Pension Plan shall be the same beneficiary designated by him or her thereunder.

                  D. "CODE" shall mean the Internal Revenue Code of 1986, as it has been and may be amended from time to time.

                  E. "CODE LIMITATIONS" shall mean the limitations imposed by Sections 401(a) and 415 of the Code, or any successor thereto, on the amount of the benefits which may be payable to a Participant from the Pension Plan.

                  F. "CONTROLLED GROUP" shall mean Cleveland-Cliffs and any corporation in an unbroken chain of corporations beginning with Cleveland-Cliffs, if each of the corporations other than the last corporation in the chain owns or controls, directly or indirectly, stock possessing not less than fifty percent of the total combined voting power of all classes of stock in one of the other corporations.

                  G. "EMPLOYER(S)" shall mean Cleveland-Cliffs and any other member of the Controlled Group and any Affiliate which shall adopt this Plan pursuant to paragraph 6.

                  H. "PARTICIPANT" shall mean each person (i) who is a participant in the Pension Plan, (ii) who is a senior corporate officer of Cleveland-Cliffs or a full-time salaried employee of an Employer who has a Management Performance Incentive Plan Salary Grade of EX-28 or above, and (iii) who as a result of participation in this Plan is entitled to a Supplemental Benefit under this Plan. Each person who is as a Participant under this Plan shall be notified in writing of such fact by his Employer, which shall also cause a copy of the Plan to be delivered to such person.

                  I. "PENSION PLAN" shall mean, with respect to any Participant, the defined benefit plan specified on Exhibit A hereto in which he participates.

                  J. "SUPPLEMENTAL AGREEMENT" shall mean, with respect to any Participant, an agreement between the Participant and an

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


                                                                               3

Employer, and approved by Cleveland-Cliffs if it is not the Employer, which provides for additional service credit and/or other features for purposes of computing retirement benefits.

                  K. "SUPPLEMENTAL BENEFIT" or "SUPPLEMENTAL PENSION PLAN BENEFIT" shall mean a retirement benefit determined as provided in paragraph 2.

                  L. "SUPPLEMENTAL RETIREMENT BENEFIT PLAN" or "PLAN" shall mean this Plan, as the same may hereafter be amended or restated from time to time.

                  2. DETERMINATION OF THE SUPPLEMENTAL PENSION PLAN BENEFIT. Each Participant or Beneficiary of a deceased Participant whose benefits under the Pension Plan payable on or after January l, 1995 are reduced (a) due to the Code Limitations, or (b) due to deferrals of compensation by such Participant under the Cleveland-Cliffs Inc Voluntary Non- Qualified Deferred Compensation Plan (the "Deferred Compensation Plan"), and each Participant who has entered into a Supplemental Agreement with his Employer (and, where applicable a Beneficiary of a deceased Participant), shall be entitled to a Supplemental Pension Plan Benefit, which shall be determined as hereinafter provided. A Supplemental Pension Plan Benefit shall be a monthly retirement benefit equal to the difference between (i) the amount of the monthly benefit payable on and after January l, 1995 to the Participant or his Beneficiary under the Pension Plan, determined under the Pension Plan as in effect on the date of the Participant's termination of employment with the Controlled Group and any Affiliate (and payable in the same optional form as his Actual Pension Plan Benefit, as defined below), but calculated without regard to any reduction in the Participant's compensation pursuant to the Deferred Compensation Plan, and as if the Pension Plan did not contain a provision (including any phase-in or extended wear away provision) implementing the Code Limitations, and after giving effect to the provisions of any Supplemental Agreement, and (ii) the amount of the monthly benefit in fact payable on and after January 1, 1995 to the Participant or his Beneficiary under the Pension Plan. If the benefit payable to a Participant or Beneficiary pursuant to clause (ii) of the immediately preceding sentence (herein referred to as "Actual Pension Plan Benefit") is payable in a form other than a monthly benefit, such Actual Pension Plan Benefit shall be adjusted to a monthly benefit which is the actuarial equivalent of such Actual Pension Plan Benefit for the purpose of calculating the monthly Supplemental Pension Plan Benefit of the Participant or Beneficiary pursuant to the preceding sentence. For any Participant whose benefits become payable under the Pension Plan on or after January 1, 1995, the Supplemental Pension Plan Benefit includes any "Retirement Plan Augmentation Benefit" which the Participant shall have accrued under the Deferred Compensation Plan prior to the amendment of such Plan as of January l, 1991 to delete such Benefit. The acceptance by the Participant or his Beneficiary of any Supplemental Pension Plan Benefit pursuant to paragraph 3 shall constitute payment of the

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                                                                               4

Retirement Plan Augmentation Benefit included therein for purposes of the Deferred Compensation Plan prior to such amendment.

                  3.    PAYMENT OF THE SUPPLEMENTAL PENSION PLAN BENEFIT.

                  (a) A Participant's (or his Beneficiary's) Supplemental Pension Plan Benefit (calculated as provided in paragraph 2) shall be converted, at the time of his termination of employment with the Controlled Group and each Affiliate, into ten annual installment payments (the "Ten Installment Payments") of equivalent actuarial value. The equivalent actuarial value shall be determined by the actuary selected by Cleveland-Cliffs based on the 1971 TPF&C Forecast Mortality Table set back one year, the Pension Benefit Guaranty Corporation interest rate for immediate annuities then in effect, and other factors then in effect for purposes of the Pension Plan.

                  (b) If the Participant voluntarily terminates employment with, or retires under the terms of the Pension Plan from, the Controlled Group and each Affiliate, or the Participant's employment with the Controlled Group and each Affiliate is involuntarily terminated, the Participant's former Employer shall pay the Ten Installment Payments to the Participant beginning on the first day of the month following the Participant's retirement under the Pension Plan, and on each anniversary thereafter until the Ten Installment Payments have been made; provided, however, that if the Participant has effectively elected another form of distribution, such Participant's former Employer shall pay or commence payment in such other form of distribution beginning on the first day of the month following the date of the Participant's retirement under the Pension Plan. A Participant who voluntarily terminates employment with, or who retires under the terms of the Pension Plan from, the Controlled Group and each Affiliate may by written notice filed with the Administrator at least one (1) year prior to the Participant's voluntary termination of employment with, or retirement from, the Controlled Group and each Affiliate elect to defer commencement of the payment of his benefit until a date selected in such election. Any such election may be changed by the Participant at any time and from time to time without the consent of any other person by filing a later signed written election with the Administrator; provided that any election made less than one (1) year prior to the Participant's voluntary termination of employment

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                                                                               5

                        or retirement shall not be valid, and in such case payment shall be made in accordance with the Participant's prior election, or otherwise in accordance with this paragraph 3.

                  (c) A Participant may elect to receive his Supplemental Pension Plan Benefit in one of the following forms of distribution in lieu of the Ten Installment Payments:

                        (1)   Lump sum payment;

                        (2)   Annual installments over 2 to 15 years;

                        (3) A combination of (1) and (2) above with the percentage payable under each option specifically designated by the Participant; or

                        (4) The form of benefit distribution elected by the Participant under the Pension Plan.

                        Payments made under these options shall commence as of the first day of the month following the Participant's retirement under the Pension Plan; provided, however, that with respect to a lump sum payment, such payment shall be made at the end of the of the first month of retirement or at the end of the month following death.

                        The payments made under these forms shall be of equivalent actuarial value to the Ten Installment Payments as determined by the actuary selected by Cleveland-Cliffs based on the actuarial factors and assumptions provided for in the second sentence of paragraph 3(a). Notwithstanding the foregoing, the Administrator may, at any time, direct that annual installments shall be made quarterly. If the Participant dies before receiving all of the installment payments, the remaining installment payments shall be paid in a lump sum to the Participant's Beneficiary. Any co-pensioner or survivor payments elected under clause
                        (4) of this paragraph 3(c) shall be paid to the co-pensioner or survivor, as appropriate. The Participant's election of one of the forms of distribution set forth above shall be made by written notice filed with the Administrator at least one (1) year prior to the Participant's voluntary or involuntary termination of employment, retirement, death or disability. Any such election may be changed by the Participant at any time and from time to time without the consent of any other person by filing a later signed written election with the Administrator; provided

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                                                                               6

                        that any election made less than one (1) year prior to the Participant's voluntary or involuntary termination of employment, retirement, death or disability shall not be valid, and in such case payment shall be made in accordance with the Participant's prior election; and provided, further, that the Administrator may, in its sole discretion, waive such one (1) year period upon a request of the Participant made while an active employee of his or her Employer.

                  (d) Anything contained in this paragraph 3 to the contrary notwithstanding, in the event a Participant's employment with the Controlled Group and each Affiliate is involuntarily terminated, the Administrator may, at any time, direct immediate payment of such Participant's benefit under the Plan and the manner of distribution for such payment; provided, however, that if the administrator elects immediate payment as set forth in this paragraph 3(d), such payment shall not be made in accordance with the distribution alternative described in paragraph 3(c)(4) of the Plan.

                  (e) Notwithstanding any other provision of this paragraph 3, a Participant may elect to receive a lump sum distribution of part or all of his or her benefits under clause (1), (2), or (3) of paragraph 3(c) if (and only if) the amount subject to such distribution is reduced by six percent (6%). Any distribution made pursuant to such an election shall be made within 60 days of the date such election is submitted to the Administrator. The remaining six percent (6%) of the electing Participant's benefit balance subject to such lump sum distribution shall be forfeited.

                  4. FORFEITABILITY. Anything herein to the contrary notwithstanding, if the Board of Directors of Cleveland-Cliffs shall determine in good faith that a Participant who is entitled to a benefit hereunder by reason of termination of his employment with the Controlled Group and each Affiliate, during the period of 5 years after termination of his employment or until he attains age 65, whichever period is shorter, has engaged in a business competitive with Cleveland-Cliffs or any member of the Controlled Group or any Affiliate without the prior written consent of Cleveland-Cliffs, such Participant's rights to a supplemental Pension Plan Benefit hereunder and the rights, if any, of his Beneficiary shall be terminated and no further Supplemental Benefit shall be paid to him or his Beneficiary hereunder.

                  5. GENERAL. A. The entire cost of this Supplemental Retirement Benefit Plan shall be paid from the general assets of

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                                                                               7

one or more of the Employers. It is the intent of the Employers to so pay benefits under the Plan as they become due; provided, however, that Cleveland-Cliffs may, in its sole discretion, establish or cause to be established a trust account for any or each Participant pursuant to an agreement, or agreements, with a bank and direct that some or all of a Participant's benefits under the Plan be paid from the general assets of his Employer which are transferred to the custody of such bank to be held by it in such trust account as property of the Employer subject to the claims of the Employer's creditors until such time as benefit payments pursuant to the Plan are made from such assets in accordance with such agreement; and until any such payment is made, neither the Plan nor any Participant or Beneficiary shall have any preferred claim on, or any beneficial ownership interest in, such assets. No liability for the payment of benefits under the Plan shall be imposed upon any officer, director, employee, or stockholder of Cleveland-Cliffs or other Employer.

                  B. No right or interest of a Participant or his Beneficiary under this Supplemental Retirement Benefit Plan shall be anticipated, assigned (either at law or in equity) or alienated by the Participant or his Beneficiary, nor shall any such right or interest be subject to attachment, garnishment, levy, execution or other legal or equitable process or in any manner be liable for or subject to the debts of any Participant or Beneficiary. If any Participant or Beneficiary shall attempt to or shall alienate, sell, transfer, assign, pledge or otherwise encumber his benefits under the Plan or any part thereof, or if by reason of his bankruptcy or other event happening at any time such benefits would devolve upon anyone else or would not be enjoyed by him, then Cleveland-Cliffs may terminate his interest in any such benefit and hold or apply it to or for his benefit or the benefit of his spouse, children or other person or persons in fact dependent upon him, or any of them, in such a manner as Cleveland-Cliffs may deem proper; provided, however, that the provisions of this sentence shall not be applicable to the surviving spouse of any deceased Participant if Cleveland-Cliffs consent: to such inapplicability, which consent shall not unreasonably be withheld.

                  C. Employment rights shall not be enlarged or affected hereby. The Employers shall continue to have the right to discharge or retire a Participant, with or without cause.

                  D. Notwithstanding any other provisions of this Plan to the contrary, if Cleveland-Cliffs determines that any Participant may not qualify as a "management or highly compensated employee" within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or regulations thereunder, Cleveland-Cliffs may determine, in its sole discretion, that such Participant shall cease to be eligible to participate in this Plan. Upon such determination, the Employer shall make an immediate lump sum payment to the Participant equal to his then vested Supplemental Benefit. Upon such payment, no benefits shall thereafter be payable under this

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                                                                               8

Plan either to the Participant or any Beneficiary of the Participant, and all of the Participant's elections as to the time and manner of payment of his Supplemental Benefit shall be deemed to be cancelled.

                  6. ADOPTION OF SUPPLEMENTAL RETIREMENT BENEFIT PLAN. Any member of the Controlled Group or any Affiliate which is an employer under the Pension Plan may become an Employer hereunder with the written consent of Cleveland-Cliffs if such member or such Affiliate executes an instrument evidencing its adoption of the Supplemental Retirement Benefit Plan and files a copy thereof with Cleveland-Cliffs. Such instrument of adoption may be subject to such terms and conditions as Cleveland-Cliffs requires or approves.

                  7. MISCELLANEOUS. A. The Plan shall be administered by the Plan Administrator (the "Administrator"). The Administrator shall have such powers as may be necessary to discharge his duties hereunder, including, but not by way of limitation, to construe and interpret the Plan (including, without limitation, by supplying omissions from, correcting deficiencies in, or resolving inconsistencies and ambiguities in, the language of the Plan) and determine the amount and time of payment of any benefits hereunder. The Administrator may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with legal counsel who may be counsel to Cleveland- Cliffs. The Administrator shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided under the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan. No member of the Administrator shall act in respect of his own benefits. All decisions and determinations by the Administrator shall be final and binding on all parties. All decisions of the Administrator shall be made by the vote of the majority, if applicable, including actions and writing taken without a meeting. All elections, notices and directions under the Plan by a Participant shall be made on such forms as the Administrator shall prescribe.

                  B. Cleveland-Cliffs shall be the "Administrator" and the "Plan Sponsor" under the Plan for purposes of ERISA.

                  C. Except to the extent federal law controls, all questions pertaining to the construction, validity and effect of the provisions hereof shall be determined in accordance with the laws of the State of Ohio.

                  D. Whenever there is denied, whether in whole or in part, a claim for benefits under the Plan filed by any person (herein referred to as the "Claimant"), the plan administrator shall transmit a written notice of such decision to the Claimant, which notice shall be written in a manner calculated to be understood by the Claimant and shall contain a statement of the specific reasons for the denial of the claim and statement

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                                                                               9

advising the Claimant that, within 60 days of the date on which he receives such notice, he may obtain review of such decision in accordance with the procedures hereinafter set forth. Within such 60-day period, the Claimant or his authorized representative may request that the claim denial be reviewed by filing with the plan administrator a written request therefor, which request shall contain the following information:

                  (i) the date on which the Claimant's request was filed with the plan administrator; provided, however, that the date on which the Claimant's request for review was in fact filed with the plan administrator shall control in the event that the date of the actual filing is later than the date stated by the Claimant pursuant to this paragraph;

                  (ii) the specific portions of the denial of his claim which the Claimant requests the plan administrator to review;

                  (iii) a statement by the Claimant setting forth the basis upon which he believes the plan administrator should reverse the previous denial of his claim for benefits and accept his claim as made; and

                  (iv) any written material (offered as exhibits) which the
            Claimant desires the plan administrator to examine in its consideration of his position as stated pursuant to clause (iii) above.

Within 60 days of the date determined pursuant to clause (i) above, the plan administrator shall conduct a full and fair review of the decision denying the Claimant's claim for benefits. Within 60 days of the date of such hearing, the plan administrator shall render its written decision on review, written in a manner calculated to be understood by the Claimant, specifying the reasons and Plan provisions upon which its decision was based.

                  E. Supplemental Pension Plan Benefits shall be subject to applicable withholding and such other deductions as shall at the time of payment be required or appropriate under any Federal, State or Local law. In addition, Cleveland-Cliffs may withhold from a Participant's "other income" (as hereinafter defined) any amount required or appropriate to be currently withheld from such Participant's other income pursuant to any Federal, State or Local law. For purposes of this subparagraph E, "other income" shall mean any remuneration currently paid to a Participant by an Employer.

                  8. AMENDMENT AND TERMINATION. A. Cleveland-Cliffs has reserved and does hereby reserve the right to amend, at any time, any or all of the provisions of the Supplemental Retirement Benefit Plan for all Employers, without the consent of any other Employer or any Participant, Beneficiary or any other person. Any such amendment shall be expressed in an instrument executed

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                                                                              10

by Cleveland-Cliffs and shall become effective as of the date designated in such instrument or, if no such date is specified, on the date of its execution.

                  B. Cleveland-Cliffs has reserved, and does hereby reserve, the right to terminate the Supplemental Retirement Benefit Plan at any time for all Employers, without the consent of any other Employer or of any Participant, Beneficiary or any other person. Such termination shall be expressed in an instrument executed by Cleveland-Cliffs and shall become effective as of the date designated in such instrument, or if no date is specified, on the date of its execution. Any other Employer which shall have adopted the Plan may, with the written consent of Cleveland-Cliffs, elect separately to withdraw from the Plan and such withdrawal shall constitute a termination of the Plan as to it, but it shall continue to be an Employer for the purposes hereof as to Participants or Beneficiaries to whom it owes obligations hereunder. Any such withdrawal and termination shall be expressed in an instrument executed by the terminating Employer and shall become effective as of the date designated in such instrument or, if no date is specified, on the date of its execution.

                  C. Notwithstanding the foregoing provisions hereof, no amendment or termination of the Supplemental Retirement Benefit Plan shall, without the consent of the Participant (or, in the case of his death, his Beneficiary), adversely affect (i) the benefit under the Plan of any Participant or Beneficiary then entitled to receive a benefit under the Plan or (ii) the right of any other Participant to receive upon termination of his employment with the Controlled Group and each Affiliate (or the right of his Beneficiary to receive upon such Participant's death) that benefit which would have been received under the Plan if such employment of the Participant had terminated immediately prior to the amendment or termination of the Plan. Upon any termination of the Plan, each affected Participant's Supplemental Benefit shall be determined and distributed to him or, in the case of his death, to his Beneficiary as provided in paragraph 3 as if the employment of the Participant with the Controlled Group and each Affiliate had terminated immediately prior to the termination of the Plan.

         9. EFFECTIVE DATE. The amended and restated Supplemental Retirement Benefit Plan shall be effective as of January 1, 1997.

                  IN WITNESS WHEREOF, Cleveland-Cliffs Inc, pursuant to the order of its Board of Directors, has executed this amended and restated Supplemental Retirement Benefit Plan at Cleveland, Ohio, this 24th day of APRIL, 1997.

                                            CLEVELAND-CLIFFS INC

                                            By R. F.NOVAK
                                              --------------------------------
                                              Vice President - Human Resources


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                                                                              11


                                    EXHIBIT A
                                    ---------


PENSION PLANS
-------------

Pension Plan for Salaried Employees of Cleveland-Cliffs Inc

Pension Plan for Salaried Employees of the Cleveland-Cliffs Iron
Company and its Associated Employers

Retirement Plan for Salaried Employees of Northshore Mining
Company and Silver Bay Power Company






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                                                                       Exhibit C

                 DEPOSIT AGREEMENT FOR PARTICIPATING SUBSIDIARY
                 ----------------------------------------------

                                   WITNESSETH:
                                   -----------

                  WHEREAS, the undersigned is a subsidiary corporation or affiliate of Cleveland-Cliffs Inc and contributes to the Plan as defined in a certain Trust Agreement No. 7 dated April 9, 1991, by and between Cleveland-Cliffs Inc, an Ohio corporation ("Cleveland-Cliffs"), and Ameritrust Company National Association, a national banking association ("Trustee"); and
                  WHEREAS, the undersigned wishes to become a Participating Subsidiary and Participating Employer pursuant to the terms of Trust Agreement No. 7.
                  NOW, THEREFORE, in consideration of the premises the undersigned ("Subsidiary") hereby adopts Trust Agreement No. 7 and agrees to be bound by its terms effective the day of , 199 . In addition:
                  1. Capitalized terms in this Deposit Agreement shall have the meanings set forth in Trust Agreement No. 7 unless the context clearly requires otherwise.
                  2. The Subsidiary by its signature hereto irrevocably makes, constitutes and appoints Cleveland-Cliffs its agents and its true and lawful attorney in its name, place and stead, with the power from time to time to substitute or resubstitute one or more others as such attorney, and to make, execute, swear to, acknowledge, verify, deliver, file, record and publish any or all of the following:

                  (a) All documents, agreements, requests, undertakings, certificates or other instruments which may be required or deemed desirable by Cleveland-Cliffs to effectuate the provisions of any part of Trust Agreement No. 7 and by way of extension and not in limitation to do all such other things as shall be necessary to continue the Trust under the laws of the State of Ohio.

                  (b) Amendments to Trust Agreement No. 7 authorized or approved in accordance with Sections 4, 9 and 14 thereof and all documents, certificates or other instruments deemed desirable by Cleveland-Cliffs or required in connection therewith.

         3. It is expressly intended by the Subsidiary that the foregoing power of attorney is a special power of attorney coupled with an interest in favor of Cleveland-Cliffs appointed as attorney-in-fact on the Subsidiary's behalf, and as such shall be irrevocable and shall survive the Subsidiary's merger, dissolution or other termination of existence.
         4. In the event a Participant is transferred from the employ of the Subsidiary to another Participating Employer, effective on the date of such transfer, the Subsidiary may agree to assign assets with a value equal to, or greater or lesser than, the value of the transferred Participant's account under
Section 7(b) of the Trust to the successor Participating Employer in exchange for such Participating Employer assuming and being responsible for the Subsidiary's liabilities and obligations to such transferred Participant under the Plan.

         5. In the event a Participant is transferred from the employ of another Participating Employer to the Subsidiary, effective on the date of such transfer, the Subsidiary may agree that upon the assignment by such Participating Employer to the Subsidiary of assets with a value equal to, or greater or lesser than, the value of the transferred Executive's account under
Section 7(b) of the Trust, in exchange therefor, the Subsidiary will assume and be responsible for the Participating Employer's liabilities and obligations to such participant under the Plan.
         6. The Subsidiary agrees to bear its pro rata share (as determined by Cleveland-Cliffs) of any and all expenses of the Trust.
         IN WITNESS WHEREOF, the Subsidiary has caused this Deposit Agreement, to be executed on its behalf on , 199 .

                                                    Subsidiary

                                                    By:_________________________
                                                    Its:________________________

Accepted                                            CLEVELAND-CLIFFS INC

                                                    By:_________________________
                                                    Its:________________________


                                                AMERITRUST COMPANY, NATIONAL
                                                    ASSOCIATION



                                                By:_________________________
                                                Its:________________________

                    THIRD AMENDMENT TO TRUST AGREEMENT NO. 7
                    ----------------------------------------


           WHEREAS, Cleveland-Cliffs Inc ("Cleveland-Cliffs") and AmeriTrust Company National Association entered into Trust Agreement No. 7 (the "Agreement") effective April 9, 1991, which Agreement was amended on two previous occasions;
           WHEREAS, Key Trust Company of Ohio, N.A. (the "Trustee") is the successor in interest to Society National Bank, which was the successor in interest to AmeriTrust Company National Association; and
           WHEREAS, Cleveland-Cliffs and the Trustee desire to amend the Agreement;
           NOW, THEREFORE, effective June 1, 1997, Cleveland-Cliffs and the Trustee hereby amend the Agreement to provide as follows:
           1. The second sentence of Section 1(b) of the Agreement is hereby amended to read as follows:
           "The term "Change of Control" shall mean the occurrence of any of the following events:
                      (i) Cleveland-Cliffs shall merge into itself, or be merged or consolidated with, another corporation and as a result of such merger or consolidation less than 70% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of Cleveland-Cliffs as the



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           same have existed immediately prior to such merger or
           consolidation;
                      (ii) Cleveland-Cliffs shall sell or otherwise transfer all or substantially all of its assets to any other corporation or other legal person, and immediately after such sale or transfer less than 70% of the combined voting power of the outstanding voting securities of such corporation or person is held in the aggregate by the former shareholders of Cleveland-Cliffs as the same shall have existed immediately prior to such sale or transfer;
                      (iii) A person, within the meaning of Section 3(a)(9) or of Section 13(d)(3) (as in effect on the date hereof) of the Securities Exchange Act of 1934, shall become the beneficial owner (as defined in Rule 13d-3 of the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934) of 30% or more of the outstanding voting securities of Cleveland-Cliffs (whether directly or indirectly); or
                      (iv) During any period of three consecutive years, individuals who at the beginning of any such period constitute the Board of Directors of Cleveland-Cliffs cease,

                                      - 2 -



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           for any reason, to constitute at least a majority thereof, unless the election, or the nomination for election by the shareholders of Cleveland-Cliffs or each director first elected during any such period was approved by a vote of at least one-third of the directors of Cleveland-Cliffs who are directors of the Company on the date of the beginning of any such period."

           IN WITNESS WHEREOF, Cleveland-Cliffs and the Trustee have executed this Third Amendment at Cleveland, Ohio, this 23rd day of May, 1997.


                                          CLEVELAND-CLIFFS INC


                                          By /s/ R. F. Novak V.P-H.R.
                                             ----------------------------------
                                             Title:



                                          KEY TRUST COMPANY OF OHIO, N.A.


                                          By /s/Kelley Clark
                                             ----------------------------------
                                                        Title: VP

                                             /s/ J.A. Radazzo
                                             ----------------------------------
                                                        Title: VP




                                 - 3 -



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